UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a-101)

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Securities Exchange Act of 1934 (Amendment No. )

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MERCER INTERNATIONAL INC.

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MERCER INTERNATIONAL INC.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

The 2026 Annual Meeting (the "Annual Meeting") of shareholders ("Shareholders") of Mercer International Inc. (the "Company") will be held at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8, on June 1, 2026 at 10:00 a.m. (Vancouver time) (doors open at 9:30 a.m. (Vancouver time)) for the following purposes:

1.
To elect nine directors to serve until the 2027 annual meeting of Shareholders;
2.
To approve, on a non-binding advisory basis, the compensation of the Company's executive officers as disclosed in these materials;
3.
To ratify the selection of PricewaterhouseCoopers LLP as the Company's independent registered public accounting firm for fiscal year 2026; and
4.
To transact such other business as may properly come before the Annual Meeting.

For those who are not able to attend in person, the Company is offering a virtual Shareholder meeting in which Shareholders may listen to the Annual Meeting, submit questions and vote online at: www.meetnow.global/MP7FK25.

Only Shareholders of record at the close of business on March 26, 2026 will be entitled to notice of, and to vote at, the Annual Meeting or any adjournment, postponement or rescheduling thereof.

YOUR VOTE IS VERY IMPORTANT. Whether or not you plan to attend our Annual Meeting in person or through the virtual meeting, we urge you to cast your vote and submit your proxy as promptly as possible by one of the methods below. Make sure to have your proxy card or voting instruction form in hand. You do not need to attend the Annual Meeting to vote if you submitted your proxy in advance of the Annual Meeting. A proxy may be revoked in the manner described in the accompanying proxy statement.

By using the Internet at • www.investorvote.com/merc (for registered Shareholders) • www.proxyvote.com (for beneficial Shareholders)	By calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
By scanning the QR code provided in your proxy with your smartphone	By mailing your signed proxy or voting instruction form

For further information on how to vote, please refer to the instructions on the accompanying proxy card and the accompanying proxy statement.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ William D. McCartney
William D. McCartney
Chairperson

April 13, 2026

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting of Shareholders to be held on June 1, 2026: Our proxy statement and our 2025 Annual Report to Shareholders are available at www.mercerint.com/investors/reports-filings/. Additionally, you may access our proxy materials at www.proxyvote.com or www.investorvote.com/merc, a site that does not have "cookies" that identify visitors to the site.

PROXY STATEMENT

TABLE OF CONTENTS

Notice Regarding Forward-Looking Statements	iv	HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION	41
Non-GAAP Financial Measures	iv
PROXY STATEMENT SUMMARY	v	INDEPENDENT COMPENSATION CONSULTANTS	41
Annual Meeting Information	v	REPORT OF THE HUMAN RESOURCES COMMITTEE	41
Annual Meeting Agenda and Voting Recommendations	v	COMPENSATION DISCUSSION AND ANALYSIS	42
Snapshot of Board Nominees	vi	Executive Compensation Objectives and Program Design	43
Board Snapshot	vii	2026 Compensation Updates	44
Board Refreshment	vii	COMPENSATION OBJECTIVES, FRAMEWORK AND COMPONENTS	45
Snapshot of Attributes of Director Nominees	vii	Objectives	45
Corporate Governance Highlights	viii	Key Principles	45
Fiscal 2025	ix	Compensation Mix	45
Executive Compensation Highlights	xii	Compensation Components	46
Variable Pay at Risk	xii	Compensation Governance	48
Selected 2026 Compensation Updates	xiii	Annual Compensation Process	49
Advisory Resolution to Approve Our Executive Compensation	xiii	Target and Maximum Incentives and Realized Pay	52
Independent Registered Public Accounting Firm	xiv	Short-Term Incentive Program	52
GENERAL INFORMATION	1	Long-Term Incentive Program	55
PROPOSAL 1 – ELECTION OF DIRECTORS	3	Individual Officer Performance Evaluations and Measures	58
Nominees for Election as Directors	5	Compensation Risk Management	58
Majority Voting Policy in Uncontested Director Elections	10	Variable Pay at Risk	59
Board Snapshot	10	Summary	60
Board Tenure and Refreshment	10	How the Committee Considered the 2025 Advisory Vote on Our Compensation Program	61
Snapshot of Attributes of Director Nominees	11
Board Diversity	11	COMPENSATION DECISIONS AND OUTCOMES	62
CORPORATE GOVERNANCE AND BOARD MATTERS	12	Fiscal 2025	62
Role of the Board	12	Fiscal 2025 Shareholder Returns	65
Key Areas of Board Oversight	12	Fiscal 2025 Compensation	65
Governance Guidelines, Code of Conduct and Other Policies Available on Our Website	13	Fiscal 2025 PSU Grant	69
		Vesting of Fiscal 2023 PSUs	69
Board Meetings and Attendance	15	EXECUTIVE COMPENSATION TABLES	70
Affirmative Determination Regarding Director Independence	17	Summary Compensation Table	70
Board Leadership Structure	17	Narrative Disclosure to Summary Compensation Table	71
Duties and Responsibilities of the Independent Chairperson	18	Grants of Plan-Based Awards Table	72
Executive Sessions	19	Narrative Disclosure to Grants of Plan-Based Awards Table	73
Committees of the Board	19	Outstanding Equity Awards at Fiscal Year-End Table	73
Risk Oversight	23	Option Exercises and Stock Vested	74
Data Privacy and Cybersecurity Risk Oversight	25	Non-Qualified Deferred Compensation	74
Corporate Social Responsibility	26	Non-Qualified Deferred Compensation Table	75
ESG Oversight	28	Potential Payments upon Termination or Change of Control	75
Talent Management Oversight and Succession Planning	29	Narrative Discussion on Potential Payments upon Termination or Change of Control	76
Diversity, Equity and Inclusion	29
Our Director Nominations Process	29	Pay Versus Performance	78
Board Size Considerations	31	Chief Executive Officer Pay Ratio	81
Director Education	32	INFORMATION REGARDING EQUITY COMPENSATION PLANS	82
Director Evaluation	32	Equity Compensation Plan Information	82
Expectations of our Directors	33	PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION	83
Shareholder Engagement	33	PROPOSAL 3 – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM	84
Shareholder Communications with Board	33
Complaint Procedure	34	Ratification of Independent Registered Public Accounting Firm	84
Shareholding Guideline for Non-Employee Directors and NEOs	34	Fees of Independent Registered Public Accounting Firm	84
Review and Approval of Related Party Transactions	34	Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services	84
DIRECTORS' COMPENSATION	35
Directors' Compensation	35	REPORT OF THE AUDIT COMMITTEE	85
Non-Employee Director Incentive Program	35	COMMONLY ASKED QUESTIONS AND ANSWERS	87
Director Compensation Table	36	FUTURE SHAREHOLDER PROPOSALS	91
EXECUTIVE OFFICERS	37	INTERNET VOTING	91
SHARES OWNERSHIP OF CERTAIN BENEFICIAL OWNERS	39	OTHER MATTERS	91
Share Ownership of Certain Beneficial Owners	39	PROXY CARD	92
Share Ownership of Directors and Executive Officers	40

Notice Regarding Forward-Looking Statements

This Proxy Statement includes forward-looking statements intended to qualify for the safe harbor from liability established by the Private Securities Litigation Reform Act of 1995. All statements contained in this Proxy Statement other than statements of historical fact, including statements relating to trends in or expectations relating to the expected effects of our initiatives, strategies and plans, as well as trends in or expectations regarding our financial results and long-term growth model and drivers, and regarding our business strategy and plans and our objectives for future operations, are forward-looking statements. Statements herein that describe our business, strategy, plans, goals, future capital spending levels and potential for growth, improved profit margins and cash generation are forward-looking statements. The words "can", "believe", "may", "will", "continue", "anticipate", "intend", "expect", "seek", and similar expressions are intended to identify forward-looking statements. We have based these forward-looking statements largely on our current expectations and projections about future events and trends. All such forward-looking statements are subject to certain risks and uncertainties that could cause actual results and amounts to differ materially from those in forward-looking statements. For a detailed discussion of the risks and uncertainties, see the "Risk Factors" discussion in Item 1A of our annual report for 2025 (the "2025 Annual Report") which includes our annual report on Form 10-K for the fiscal year ended December 31 2025 (the "2025 Form 10-K"). New risks emerge from time to time. It is not possible for our management to predict all risks, nor can we assess the impact of all factors on our business or the extent to which any factor, or combination of factors, may cause actual results to differ materially from those contained in any forward-looking statements we make. In light of these risks, uncertainties, and assumptions, the future events and trends discussed in this Proxy Statement may not occur and actual results could differ materially and adversely from those anticipated or implied in the forward-looking statements. You should not rely upon forward-looking statements as predictions of future events. The events and circumstances reflected in the forward-looking statements may not be achieved or occur. Although we believe that the expectations reflected in the forward-looking statements are reasonable, we cannot guarantee future results. The forward-looking statements included in this Proxy Statement are made only as of the date of this Proxy Statement and we undertake no obligation to update the forward-looking statements to reflect subsequent events or circumstances.

Non-GAAP Financial Measures

This Proxy Statement contains "non-GAAP financial measures", that is, financial measures that either exclude or include amounts that are not excluded or included in the most directly comparable measure calculated and presented in accordance with generally accepted accounting principles in the United States ("GAAP"). Specifically, we make use of the non-GAAP financial measure "Operating EBITDA" which is not a measure of financial performance under GAAP and should not be considered in isolation or as a substitute for analysis of our results as reported under GAAP. Operating EBITDA is defined as operating income (loss) plus depreciation and amortization and long-lived asset impairment charges. We use Operating EBITDA as a benchmark measurement of our own operating results and as a benchmark relative to our competitors. We consider it to be a meaningful supplement to operating income (loss) as a performance measure primarily because depreciation expense and long-lived asset impairment charges are not actual cash costs, and depreciation expense varies widely from company to company in a manner that we consider largely independent of the underlying cost efficiency of our operating facilities. In addition, we believe Operating EBITDA is commonly used by securities analysts, investors and other interested parties to evaluate our financial performance.

Operating EBITDA is a non-GAAP financial measure at the consolidated level and is considered different from Operating EBITDA at the segment level, referred to as "Segment Operating EBITDA", which is our single measure of segment profit or loss presented in our financial statements under GAAP. For more information on Segment Operating EBITDA, refer to the segment information note within our consolidated financial statements in the 2025 Form 10-K.

The following table provides a reconciliation of net loss to operating income (loss) and Operating EBITDA for the years indicated:

	Year Ended December 31,
	2025	2024
	(in millions)
Net loss	$(497.9)	$(85.1)
Income tax recovery	(13.3)	(1.8)
Interest expense	114.8	109.2
Other income	(1.4)	(7.2)
Operating income (loss)	(397.7)	15.0
Add: Depreciation and amortization	160.0	170.8
Add: Impairments of long-lived assets	215.7	-
Add: Loss on disposal of investment in joint venture	-	23.6
Add: Goodwill impairment	-	34.3
Operating EBITDA	$(22.0)	$243.7

PROXY STATEMENT SUMMARY

This summary highlights information contained elsewhere in this Proxy Statement. It does not contain all of the information that you should consider and you should read the entire Proxy Statement carefully before voting.

Annual Meeting Information

Time and Date:	10:00 a.m. (Vancouver time) on June 1, 2026

Place:	Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada, V6C 1G8

Record Date:	March 26, 2026 (the "Record Date")

Voting:	• Shareholders of the Company ("Shareholders") as of the Record Date are entitled to vote.

•
Please vote your shares of our common stock (the "Shares") as soon as possible. Your broker will NOT be able to vote your Shares with respect to any of the matters presented at the Annual Meeting, other than the ratification of the selection of our independent registered public accounting firm, unless you give your broker specific voting instructions.

• Registered Shareholders may vote in person at the Annual Meeting.
• See page 87 of this Proxy Statement for more information.

Attending the Annual Meeting:
•
In Person. The Annual Meeting starts at 10:00 a.m. (Vancouver time); doors open at 9:30 a.m. (Vancouver time).
•
Virtual Meeting. Meeting starts at 10:00 a.m. (Vancouver time). You also may vote at the Annual Meeting via the Internet by visiting www.meetnow.global/MP7FK25 and following the instructions. You will need the information included on your proxy card to access the Annual Meeting.
•
If you hold your Shares through a broker or nominee, you will need a legal proxy from such broker or nominee to attend the Annual Meeting in person or virtually. See "General Information" on page 1 for more information.

• You do not need to attend the Annual Meeting to vote if you submitted your proxy in advance of the Annual Meeting.

Even if you plan to attend our Annual Meeting in person or through the virtual meeting, please cast your vote as soon as possible. Make sure to have your proxy card or voting instruction form in hand:

By using the Internet at • www.investorvote.com/merc (for registered Shareholders) • www.proxyvote.com (for beneficial Shareholders)	By calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
By scanning the QR code provided in your proxy with your smartphone	By mailing your signed proxy or voting instruction form

Annual Meeting Agenda and Voting Recommendations

Proposal	Board Voting Recommendation	Page Reference (for more detail)
Management proposals
Election of nine directors	FOR each director nominee	3
Advisory resolution to approve our executive compensation	FOR	83
Ratification of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal 2026	FOR	84

v

Snapshot of Board Nominees

The following table provides summary information about each director nominee. Each director nominee is elected annually by a majority of votes cast.

		Director Since			Committee Memberships(1)
Name	Age		Principal Occupation	Independent	AC	HRC	GNC	EHSC

William D. McCartney	70	2003	President and Chief Executive Officer of Pemcorp Management Inc.

Juan Carlos Bueno	57	2022	President and Chief Executive Officer of the Company

James Shepherd	73	2011	Past director of Buckman Laboratories International Inc.; past President and Chief Executive Officer of Canfor Corporation

Linda J. Welty	70	2018	Past director of Huber Engineered Materials; past director of GCP Applied Technologies; past President of Flint Ink Corp. and the Specialty Group of H.B. Fuller Company

Rainer Rettig	67	2020	Past Senior Vice President Strategic Projects, BU Polycarbonates of Bayer MaterialScience; past Senior Vice-President of Circular Economy Program at Covestro (Deutschland) AG

Alice Laberge	70	2021	Past director of Russel Metals Inc.; past director of Nutrien Ltd.; past President and Chief Executive Officer of Fincentric Corporation

Janine North	65	2021	Director of Conifex Timber Inc. and Imperial Metals Corporation; past Chief Executive Officer of Northern Development Initiative Trust

Thomas Kevin Corrick	70	2023	Advisor to Farran Realty Partners LLC; past Chief Executive Officer of Boise Cascade Company

Markwart von Pentz	63	2025	Senior Advisor at Bundeswehr Consulting GmbH; past Senior Advisor, Office of the Chairman at Deere & Company; past director of John Deere Capital Corporation

	Chair		Member	Chairperson since February 26, 2024
AC Audit Committee HRC Human Resources Committee GNC Governance and Nominating Committee EHSC Environmental, Health and Safety Committee
(1) Committee memberships are presented at the date hereof. It is expected that board of director ("Board") committees will be reconstituted after the Annual Meeting.

Board Snapshot

The following tables provide a snapshot of the independence, tenure and age of our director nominees.

Board Refreshment

Over the last three years, we have identified and added two new directors. Their expertise in senior leadership, capital markets, public company boards, the forest products industry, international business and environment, health and safety complements and adds to the existing skills and expertise of other continuing directors.

Snapshot of Attributes of Director Nominees

All director nominees exhibit the following personal attributes:

• Integrity	• Diversity
• Prepared to represent the best interests of all Shareholders	• A proven record of success
• Prepared to participate actively in Board activities	• Collegiality

Our director nominees also have the following qualifications:

Corporate Governance Highlights

We are committed to good corporate governance, which promotes the long-term interests of our Shareholders, strengthens Board and management accountability and helps build public trust in us. The "Corporate Governance and Board Matters" section beginning on page 12 describes our governance framework, which includes the following highlights:

Board Independence
• Independent director nominees	8 of 9
• Independent Chairperson	William D. McCartney
• Independent Board committees	AC, HRC, GNC

Director Elections
• Frequency of Board elections	Annual
• Voting standard for uncontested elections	Majority of votes cast

Board and Independent Director Meetings in 2025
• Full Board meetings	16
• Independent director-only meetings	11

Board Committee Meetings in 2025
• Audit Committee	4
• Human Resources Committee	9
• Governance and Nominating Committee	7
• Environmental, Health and Safety Committee	4

Evaluating and Improving Board Performance
• Monitor best practices	Yes
• Board evaluations	Annually
• Committee evaluations	Annually
• Board recruitment and composition	Annually
• Board orientation	Yes
• Continuing Board education	Yes

Aligning Director and Shareholder Interests
• Director stock ownership guidelines	Yes
• Director equity grants	Yes
• Risk oversight by full Board and committees	Yes

Fiscal 2025

In fiscal 2025, our operating results were impacted by a challenging hardwood pulp environment and higher fiber costs stemming from the current economic climate and continuing global trade uncertainty. Despite these challenges, we focused on managing costs and liquidity and improved our underlying performance.

In fiscal 2025, we:

•
realized approximately $30.0 million in cost savings and operational reliability improvements towards our “One Goal One Hundred” program. This core initiative targets $100.0 million in total profitability improvement actions by the end of 2026, using 2024 as a baseline;
•
continued to grow the order book for our mass timber products, with mass timber production expected to ramp up in 2026; and
•
commissioned a pilot program for the operation of a carbon capture demonstration unit at our Peace River mill.

Selected Strategic Highlights

In addition to their contributions and leadership, the following outlines an overall assessment of our executives' contribution in fiscal 2025 to achieving our strategic objectives and targets:

Operations

The operation and maintenance of modern, low-cost, reliable and energy efficient operations is key to producing stable returns through the economic cycle. In fiscal 2025, we:

•
implemented $88.6 million of capital projects at our operations, primarily related to completion of the wood room project at our Celgar mill, log yard upgrades at our Torgau facility and Friesau mill, upgrades to the digester evaporator and a new turbine generator at our Rosenthal mill, lime kiln improvements at our Stendal mill, sorting line upgrades and other strategic projects at our mass timber facilities and maintenance projects across our operating segments; and
•
achieved record lumber production at our Torgau facility in 2025.

Growth and Diversification of our Core Competencies

We are focused on growth in areas where we have a clear leadership position or high degree of competence to ensure that we can add value for Shareholders. In fiscal 2025, despite the challenging environment and while focusing on managing costs and liquidity, we:

•
continued to grow the order book for our mass timber products, with mass timber production expected to ramp up in 2026; and
•
commissioned a pilot program for the operation of a carbon capture demonstration unit at our Peace River mill.

Sustainable Operations

We manage and operate our business, including the natural resources under our care or direction, with a long-term view and focus on sustainability. We believe by doing so we will be able to deliver value to our customers, employees, Shareholders, communities and other stakeholders. We strive to maintain the highest environmental, social and governance standards. We believe that by caring for the health and safety of our workers, maintaining the environmental quality of our operations and being part of and actively engaged in the communities in which we operate, we enhance the value for all of our various stakeholders and our social license to operate.

In fiscal 2025, among other things, we:

•
focused on the implementation of our Climate Transition Plan and working towards achievement of our 50% scope 1 greenhouse gas emissions reduction target;
•
incorporated key learnings from our third climate change scenario analysis that identified and assessed the potential impacts of climate change-related risks and opportunities on our business;
•
commenced quantification of the biogenic carbon cycle of our products, including direct and indirect land management emissions and removals, and the carbon stored in our products. This project aims to show the full carbon benefit of the circular bioeconomy while identifying continuous improvement practices related to forest management and fiber sourcing; and
•
closely engaged with our stakeholders including governments and First Nations to strengthen our relationships in all areas of our business.

Please see "Item 1. Business - Commitment to Sustainability" of our 2025 Form 10-K for further information.

Develop Top Talent to Drive Sustainability and Execute our Strategy

A key component of our focus on sustainability is developing our talent through effective human capital management. In fiscal 2025, we:

•
achieved an approximately 3.7% reduction in the average (weighted by total working hours) total recordable incident rate across our mills and facilities, including through our continued Significant Injury or Fatality Program, which aims to identify and address the potential for significant incidents and their precursors;
•
continued our commitment to health and safety; our Senior Safety Leadership Committee met throughout the year to enhance and implement policies, strategies, expenditures and training for our employees; and
•
conducted succession planning across all our operations and functions with a focus on senior and key roles.

x

The chart below summarizes our selected key financial and operating results for 2025 compared to 2024.

	Year Ended December 31,
	2025	2024	Change (%)
	(in millions, other than where indicated)
Pulp Segment
Pulp production ('000 ADMTs)	1,834.7	1,843.1	-
Average pulp sales realizations ($/ADMT)(1)
NBSK	$743	$784	(5)
NBHK	$549	$637	(14)
Pulp sales ('000 ADMTs)	1,829.9	1,899.8	(4)
Energy production ('000 MWh)(2)	2,029.1	2,125.3	(5)
Energy sales ('000 MWh)(2)	718.9	797.2	(10)
Pulp segment revenues from external customers	$1,386.7	$1,548.6	(10)
Pulp Segment Operating EBITDA(3)	$15.6	$260.9	(94)

Solid Wood Segment
Lumber production (MMfbm)	472.2	475.6	(1)
Lumber sales (MMfbm)	464.8	470.4	(1)
Energy production and sales ('000 MWh)	137.0	126.3	8
Solid wood segment revenues from external customers	$467.4	$486.0	(4)
Solid wood Segment Operating EBITDA(3)	$(25.2)	$(4.4)	(473)

Statement of Operations Data:
Total revenues	$1,868.1	$2,043.4	(9)
Costs and expenses	$2,265.8	$2,028.4	12
Total operating income (loss)	$(397.7)	$15.0	(2,751)

Operating EBITDA(4)	$(22.0)	$243.7	(109)
Net loss	$(497.9)	$(85.1)	(485	) )

	December 31,
	2025	2024	Change (%)
Balance Sheet and Other Data:	(in millions, other than ratio)
Cash and cash equivalents	$186.8	$184.9	1
Net debt	$1,418.3	$1,289.1	10
Total equity	$68.1	$429.8	(84)
Net debt to equity ratio	20.8 to 1	3.0 to 1	593
Return on Average Assets(5)	(23.1)%	(3.5)%	(560)
Return on Average Equity(5)	(200.0)%	(16.0)%	(1,150)
Total Recordable Incident Rate	2.63	2.73	(3.7)

	Year Ended December 31,
	2025	2024	Change (%)
Share Price and Dividend Data
Price per Share as of fiscal year end(6)	$1.98	$6.50	(70)
Price per Share – High for year(7)	$8.16	$10.90	(25)
Dividends declared per Share	$0.15	$0.30	(50)

(1)
Sales realizations after customer discounts, rebates and other selling concessions.
(2)
Does not include our 50% joint venture interest in the Cariboo Pulp & Paper Company, which is accounted for using the equity method. In 2024, we disposed of this interest.
(3)
Segment Operating EBITDA is a measure of segment profit or loss presented in our financial statements under GAAP. Refer to the segment information note in our consolidated financial statements included in the 2025 Annual Report.
(4)
Operating EBITDA is a non-GAAP measure. See "Non-GAAP Financial Measures" for further information.
(5)
Return on Average Assets and Return on Average Equity are calculated by dividing net loss by the average of the total asset and equity balances, respectively, based on the beginning and ending balances of the same period used for net loss.
(6)
Represents the closing market price of our Shares on the NASDAQ Global Select Market on December 31, 2025 and December 31, 2024, respectively.
(7)
Represents the highest closing market price of our Shares on the NASDAQ Global Select Market for the respective years.

Executive Compensation Highlights

Our executive compensation program is designed to achieve the following key objectives:

•
attract and retain top talent by competing effectively for high quality individuals whose efforts and judgments are vital to our continued success;
•
closely align compensation with our business purpose and commitment to Shareholder value creation by focusing on long-term sustainable growth;
•
create an environment in which our executives are motivated to achieve and maintain superior performance levels and goals consistent with our overall business strategy;
•
reward and compensate our executives for their contribution to our overall success and for their individual performance during the relevant fiscal year;
•
align the interests of our executives with the long-term interests and value performance of our Shareholders; and
•
given the cyclicality of the industry in which we operate, provide the Board the discretion to modify compensation targets to meet business needs at the time.

Some of the compensation practices we employ to achieve our objectives include:

What We Do	What We Don't Do
•
Pay for performance philosophy with a majority of pay at risk
•
Incorporate performance-based equity awards in overall compensation for named executive officers ("NEOs") with vesting requirements determined and judged by our Human Resources Committee
•
Manage Share usage conservatively
•
Conduct annual "say-on-pay" advisory votes
•
Maintain a clawback policy that covers cash and equity and that is beyond what is required by the Sarbanes-Oxley Act of 2002 and applicable stock exchange requirements
•
Assess risks to our compensation policies and practices
•
Maintain a stock ownership policy for our directors and NEOs
•
Utilize an independent executive compensation consultant
•
Annually review the Human Resources Committee's charter

•
Do not have single-trigger change-in-control executive contracts
•
Do not provide significant perquisites
•
Do not provide "defined benefit" retirement plans for our executives
•
Do not provide supplemental executive retirement plans for our executives
•
Do not provide excise tax gross-ups of perquisites
•
Do not re-price stock options without Shareholder approval; no grants below fair market value
•
Do not pay dividends on unvested long-term equity incentives to our executives
•
Do not allow executives to engage in hedging, short sales or derivative transactions with respect to our Shares

Variable Pay at Risk

Our executive compensation program provides that a majority of compensation awarded to our NEOs, especially our Chief Executive Officer, is variable, performance-based compensation and "at risk". The percentage of our executives' compensation opportunity that is variable or at risk versus fixed is based primarily upon the executive's role and, to a lesser extent, geographic location. Generally, executives with more ability to directly influence overall performance have a greater portion of pay at risk through both short- and long-term incentive programs. Further, as a result of local market practices and customs, our North American-based executives generally have a greater portion of their compensation at risk, including the opportunity to earn greater rewards, than our European-based executives.

The graph below shows the balance of the elements that comprised total direct target compensation for our Chief Executive Officer and other NEOs, as a group, for 2025, including the percentage of variable compensation. The percentage of variable compensation listed below each chart is calculated by dividing (i) the value of variable target compensation by (ii) the amount of total direct target compensation, which includes variable compensation plus fiscal 2025 base salary.

Fiscal 2025 Total Direct Target Compensation

Selected 2026 Compensation Updates

In 2026, in view of better aligning our incentive compensation program with prevailing market practices and our strategic debt reduction goals, our Human Resources Committee conducted a comprehensive review of our incentive compensation programs. In connection with such review, the Human Resources Committee approved a re-design of certain elements of our long-term incentive program (the "LTIP Re-Design") including with respect to the variable compensation vehicle mix, certain performance share unit performance metrics and weightings and the construction of our TSR Peer Group. The LTIP Re-Design also resulted in the addition of a new performance criterion tied to our net leverage ratio in order to reflect our balance sheet goals. Such LTIP Re-Design applies to awards granted commencing in 2026. The Human Resources Committee believes that the LTIP Re-Design will further align long-term performance measures with our strategy and goals. See "Compensation Objectives, Framework and Components - Long Term Incentive Program - 2026 LTIP Re-Design" for more information.

In addition to the LTIP Re-Design, the Human Resources Committee and Board also implemented measures relating to our compensation programs to reflect current challenging market conditions and to align with our focus on liquidity. This included, among other things, (i) the deferral of awards under our short-term incentive program to our NEOs and certain other executives until the third quarter of 2026, at which time the Human Resources Committee will review and make further recommendations based on various factors, including financial condition at the time, (ii) the institution of a floor price of $4.00 per Share for all annual equity grants and awards for 2026, including to executives, employees and members of the Board (not including pursuant to elections made by applicable directors to receive grants in lieu of their cash retainers), and (iii) the introduction of cash-settled performance share units for executives to minimize burn rate and mitigate Shareholder dilution. See "Compensation Discussion and Analysis - Executive Compensation Objectives and Program Design - 2026 Compensation Updates" for more information.

Advisory Resolution to Approve Our Executive Compensation

We are asking Shareholders to approve, on an advisory basis, our executive compensation policies and practices as described in our Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement. The advisory vote, commonly referred to as a "say-on-pay" vote, gives Shareholders the opportunity to vote on the compensation for our NEOs that is disclosed in this Proxy Statement. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation for our NEOs and the philosophy, policies and practices described in this Proxy Statement.

Since this "say-on-pay" vote is advisory, it will not be binding on our Board or our Human Resources Committee. However, both the Board and such committee value the opinion of Shareholders and will review the voting results and take them into consideration when making future decisions regarding executive compensation.

The non-binding resolution approving our executive compensation was approved by approximately 99.8% of the votes cast by Shareholders present or represented by proxy at our 2025 annual meeting of Shareholders.

Independent Registered Public Accounting Firm

As a matter of governance practices, our Audit Committee is asking Shareholders to ratify the selection of PricewaterhouseCoopers LLP to serve as our independent registered public accounting firm for 2026. The following table sets forth the aggregate fees billed by PricewaterhouseCoopers LLP for 2025 and 2024.

	Year Ended December 31,
	2025	2024
Audit Fees	$2,707,906	$3,073,339
Audit-Related Fees	$275,940	$347,937
Tax Fees	$248,118	$304,863
All Other Fees	$13,532	$17,967
Total	$3,245,496	$3,744,106

MERCER INTERNATIONAL INC.

Suite 1120, 700 West Pender Street, Vancouver, B.C., V6C 1G8, Canada

PROXY STATEMENT

GENERAL INFORMATION

This proxy statement ("Proxy Statement") is furnished in connection with the solicitation by management of Mercer International Inc. of proxies for use at the annual meeting of our shareholders ("Shareholders") to be held at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada at 10:00 a.m. (Vancouver time) on June 1, 2026 (the "Meeting"), or any adjournment, postponement or rescheduling thereof.

References to "we", "our", "us", the "Company" or "Mercer" in this Proxy Statement mean Mercer International Inc. and its subsidiaries unless the context clearly suggests otherwise. References to "fiscal year" means an annual period ended December 31. Information herein for 2025 generally refers to our 2025 fiscal year.

If a proxy (a "Proxy") is properly executed and received by us prior to the Meeting or any adjournment, postponement or rescheduling thereof, the shares of our common stock (the "Shares") represented by such Proxy will be voted in the manner directed. Please see the Proxy for voting instructions. In the absence of voting instructions, the Shares will be voted for the proposals set out in the accompanying Notice of Annual Meeting of Shareholders and as shown in the table below and in accordance with the best judgment of the named proxies on any other matter properly brought before the Meeting:

Proposal No.	Vote	Board Recommendation	Broker Non-Vote	Vote Required for Approval	Effect of Abstentions and Broker Non-Votes
1	Election of nine directors	FOR	This matter is non-routine, thus if you hold your Shares in street name, your broker may not vote your Shares for you	Majority of votes cast	No effect
2	Approval, on a nonbinding, advisory basis, of the compensation paid to our named executive officers	FOR	This matter is non-routine, thus if you hold your Shares in street name, your broker may not vote your Shares for you	Majority of votes cast	No effect
3	Ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026	FOR	This matter is routine, thus if you hold your Shares in street name, your broker may vote your Shares for you	Majority of votes cast	Abstention has no effect and broker has discretion to vote

A Proxy may be revoked at any time prior to its use by filing a written notice of revocation of proxy with our registrar and transfer agent at Mercer International Legal Proxy c/o Computershare, Inc., P.O. Box 43001, Providence, RI 02940-3001. A Proxy may also be revoked by submitting another Proxy with a later date over the Internet, by telephone, to our registrar and transfer agent or by voting in person at the Meeting. Attending the Meeting will not, in and of itself, constitute revocation of a Proxy.

The holders of one-third of the outstanding Shares entitled to vote at the Meeting, present in person or represented by Proxy, constitutes a quorum for the Meeting. Shares represented by Proxies that reflect abstentions or broker non-votes (i.e., Shares held by a broker/dealer or other nominee that are not voted because the broker/dealer or other nominee does not have the authority to vote on a particular matter) will be counted as Shares that are present and entitled to vote for the purposes of determining the presence of a quorum for the Meeting.

In accordance with rules of the Securities and Exchange Commission (the "SEC"), we are furnishing our proxy materials related to the Meeting primarily via the Internet, instead of mailing printed copies of those materials to each Shareholder. Beginning on or around April 21, 2026, we will mail a Notice of Internet Availability to our Shareholders (other than those who had previously requested electronic or paper delivery) containing instructions on how to access our proxy materials, including this Proxy Statement and our annual report for 2025 (the "2025 Annual Report"), which includes our annual report on Form 10-K for the fiscal year ended December 31, 2025 (the "2025 Form 10-K"). The Notice of Internet Availability also instructs you on how to vote over the Internet. This process is designed to expedite Shareholders' receipt of proxy materials, lower the cost of the Meeting and help conserve natural resources. However, if you would prefer to receive printed proxy materials, please follow the instructions included in the Notice of Internet Availability. If you have previously elected to receive our proxy materials electronically, you will continue to receive these materials via e-mail unless you elect otherwise. This Proxy Statement, accompanying Proxy and the 2025 Annual Report will be available on or around April 21, 2026 on our corporate website and at www.proxyvote.com and www.investorvote.com/merc for Shareholders.

Proxies may also be solicited by mail, telephone, facsimile or personal contact by our directors, officers or regular employees without additional compensation. All proxy-soliciting expenses in connection with the solicitation of votes for the Meeting will be borne by us. We also will request brokerage firms, banks, nominee custodians and fiduciaries to forward proxy materials to beneficial owners of our Shares as of the Record Date (as defined below) and will reimburse them for the cost of forwarding the proxy materials in accordance with customary practice.

Our board of directors (the "Board") has set the close of business on March 26, 2025 as the record date (the "Record Date") for the determination of Shareholders entitled to notice of and to vote at the Meeting or any adjournment, postponement or rescheduling thereof.

You are entitled to attend the Meeting only if you were a Shareholder as of the close of business on the Record Date, or hold a valid Proxy for the Meeting. In order to be admitted to the Meeting, you must present proof of ownership of Shares on the Record Date. This can be any of the following:

•
a brokerage statement or letter from a bank or broker indicating ownership on the Record Date;
•
the Notice of Internet Availability of proxy materials;
•
a printout of the proxy distribution email (if you received your materials electronically);
•
a proxy card;
•
a voting instruction form; or
•
a legal Proxy provided by your broker, bank or nominee.

Shareholders and Proxy holders must also present a form of photo identification such as a driver's license. We will be unable to admit anyone who does not present identification or refuses to comply with our security procedures. You may also attend the Meeting via the Internet. The accompanying proxy materials include instructions on how to participate in the Meeting and how you may vote your Shares if you participate electronically. To submit your questions during the Meeting, please log on to www.meetnow.global/MZDKCKM. You will need to enter the 15-digit control number received with your Proxy or Notice of Internet Availability of proxy materials to enter the Meeting.

If you hold your Shares through a broker or other nominee and wish to attend the Meeting you will need to obtain a legal proxy from such broker or other nominee and send it, along with your name and email address to our registrar transfer agent by email at legalproxy@computershare.com or mail at Mercer International Legal Proxy c/o Computershare, Inc., P.O. Box 43001, Providence, RI 02940-3001. Such requests must be labelled "Legal Proxy" and must be received by Computershare no later than 5:00 p.m. (Eastern Time) on May 29, 2026.

PROPOSAL 1 – ELECTION OF DIRECTORS

In accordance with our articles of incorporation and bylaws, each as may be amended from time to time, our Board is authorized to fix the number of our directors at not less than three (3) and not more than thirteen (13) and has fixed the number of directors at nine (9) for election at the Meeting. Directors are elected at each annual meeting of Shareholders to hold office until the next annual meeting. The persons identified below are nominated to be elected at the Meeting for the ensuing year. All of the nominees are currently directors previously elected by Shareholders. Despite the expiration of a director's term, the director shall continue to serve until the director's successor is elected and qualified or until there is a decrease in the number of directors. If for any unforeseen reason any of the nominees for director declines or is unable to serve, Proxies will be voted for the election of such other person or persons as shall be designated by the directors. Our Board has no reason to believe that any of the nominees will decline to serve or will be unable, if elected. Proxies received which do not specify a choice for the election of the nominees will be voted "FOR" each of the nominees. Proxies cannot be voted for more than nine (9) persons since that is the total number of nominees.

Set forth below is certain information furnished to us by the director nominees. There are no family relationships among any of our current directors, nominees or executive officers. None of the corporations or other organizations referenced in the biographical information below is a parent, subsidiary or other affiliate of ours.

We believe that our directors should satisfy a number of qualifications, including demonstrated integrity, a record of personal accomplishments, a commitment to participation in Board activities and other traits discussed below in "Corporate Governance and Board Matters - Our Director Nominations Process". We believe that Mercer and all of its stakeholders benefit from the broader exchange of perspectives and balance brought by a diversity of background, thought and experience. We further believe that a diverse and balanced Board enhances our sustainability, understanding of risks and opportunities, decision-making processes and achievement of our strategic goals. We also endeavor to have a Board representing a range of skills and depth of experience in areas that are relevant to and contribute to the Board's oversight of our operations. The Board believes its current size is appropriate for the size and scope of our business.

We believe that the following nominees represent a desirable mix of backgrounds, skills and experiences. Additionally, we believe that the specific leadership skills and other experiences of the nominees described below, particularly in the areas of forest products industry or related business experience, senior executive leadership, financial accounting/reporting, public company board experience, investment management, capital markets and finance, provide us with the perspectives and judgment necessary to guide our strategies and monitor their execution.

Each nominee elected as a director is expected to dedicate sufficient time, energy and attention to ensure the diligent performance of such director's duties, including by attending meetings of our Shareholders and meetings of the Board and committees of which such director is a member.

Following the biographical information for each director nominee, we describe the key experience, qualifications and skills our director nominees bring to the Board that, for reasons discussed below, are important in our business and a Board diversity mix.

The Board considered these experiences, qualifications and skills and the directors' other qualifications in determining to recommend that the directors be nominated for election:

Industry and related business experience

We seek directors who have knowledge of and experience in the forest products industry, which is useful in understanding the operations of large manufacturing facilities, fiber procurement and harvesting, pulp, lumber and energy production, logistics and sales aspects of our business. Relevant experiences might include, among other things, forest products Chief Executive Officer or senior executive experience, international experience and relevant senior-level expertise in one or more of the following areas: forest products, bioenergy, chemicals, wood extractives, capital markets, finance and accounting.

Senior leadership experience

We believe that it is important for our directors to have served in senior leadership roles at other organizations, which demonstrates strong abilities to motivate and manage others, to identify and develop leadership qualities in others and to manage organizations. Senior leadership experience is necessary to ensure achievement of our strategic priorities and objectives.

Public company board experience

Directors who have served on other public company boards can offer advice and perspective with respect to Board dynamics and operations, oversight and leadership, the relationship between the Board and management and other matters, including:

	• corporate governance; • executive compensation; • oversight of strategic risk management;	• oversight of sustainability and environmental, social and governance ("ESG") matters; • operational and compliance-related matters; and • relations with Shareholders.
Capital markets and financial experience

Directors who have capital markets experience can offer advice and perspective on investor expectations and perspectives, capital raising, appropriate capital structure, financing strategic transactions, including mergers and acquisitions, financial statements and financial reporting matters.

International business experience

We operate internationally and a significant majority of our employees and operations are outside the United States and primarily in Canada and Germany. Further, a significant majority of our customers are located in Europe and China. Accordingly, international business experience is desirable.

ESG

We value and seek directors who have experience in ESG and corporate social responsibility matters, as their advice and perspective can strengthen the Board's oversight and ensure that our strategic goals are achieved within a responsible and sustainable business model.

Business development and growth in strategic areas

Directors who have experience in business development and mergers and acquisitions can offer advice and insight of both organic and inorganic growth strategies, the identification of acquisition targets, and analyzing cultural and strategic fit that is instrumental to our long-term success.

Risk management	We value directors who have experience in taking a thoughtful and coordinated approach to risk management, including a clear understanding and oversight of the various risks that we face.
Diversity

We value representation on the Board of diverse perspectives, backgrounds, skills and experiences that strengthens the Board and also reflects the diversity of our Shareholders, employees, customers, suppliers and communities.

THE BOARD OF DIRECTORS RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES TO THE BOARD OF DIRECTORS.

Nominees for Election as Directors

Juan Carlos Bueno

JUAN CARLOS BUENO, age 57, has served as Chief Executive Officer and President and as a director since May 2022. His previous roles include serving as the Chairman of the Board and co-founder of Global Energy, which produces novel green energy generation devices, from 2018 to March 2022. Prior to that, from 2011 to 2017, Mr. Bueno was the Executive Vice President and Divisional CEO, Biomaterials for Stora Enso Oyj, a manufacturer of pulp, paper and other forest products. At Stora Enso Oyj he designed and led their new biomaterials division, growing sales and profitability. The business included six manufacturing sites and a team of approximately 2,000 employees. Mr. Bueno created a vision and strategy to expand into new sectors such as lignin and hemicellulose. He also has broad experience in investor relations, board interaction and other key CEO functions. Prior to that, Mr. Bueno served in executive positions including Vice President, Crop Protection, President Agar Cross, Commercial Manager, Global Financial Analyst and Business Consultant with EI DuPont de Nemours & Company in Brazil, UK, Argentina, Colombia and USA. EI Dupont de Nemours & Company merged with the Dow Chemical Company to create DowDuPont. Mr. Bueno holds, among other things, a BSc., Industrial Engineering degree and a graduate degree in Negotiation & International Relations.

Director Qualifications
•
Mr. Bueno has extensive knowledge and experience in biomaterials, sales, marketing, strategy development and management. He brings to the Board global industrial experience and product experience and a proven track record of achieving commercial and operational excellence over a 30-year career. As our Chief Executive Officer, Mr. Bueno provides the Board with exposure to our executive team and insight into our specific strategic and operational challenges and opportunities.

William D. McCartney

WILLIAM D. MCCARTNEY, age 70, has served as Chairman since February 2024, and as a director since January 2003 and was Lead Director from May 28, 2021 to February 2024. He has been the President and Chief Executive Officer of Pemcorp Management Inc., a corporate finance and management consulting firm, since its inception in 1990. From 1984 to 1990, he was a founding partner of Davidson & Company, Chartered Accountants, where he specialized in business advisory services. He has been involved with numerous capital restructuring and financing events involving several public companies and brings substantial knowledge relating to the financial accounting and auditing processes. He is a chartered professional accountant and has been a member of the Chartered Professional Accountants of Canada since 1980. He holds a Bachelor of Arts degree in Business Administration from Simon Fraser University.

Director Qualifications
•
As Chairperson, Mr. McCartney leads and assists the Board in the discharge of its duties and responsibilities and provides the requisite leadership to ensure that the Board functions effectively and cohesively. He has extensive experience in accounting, finance and capital and international markets.

James Shepherd

JAMES SHEPHERD, age 73, has served as a director since June 2011. Mr. Shepherd was President and Chief Executive Officer of Canfor Corporation from 2004 to 2007 and Slocan Forest Products Ltd. from 1999 to 2004. He is also the former President of Crestbrook Forest Industries Ltd. and Finlay Forest Industries Limited and the former Chairman of the Forest Products Association of Canada. Mr. Shepherd has previously served as a director of Conifex Timber Inc., Canfor Corporation and Canfor Pulp Income Fund (now Canfor Pulp Products Inc.). Mr. Shepherd holds a degree in Mechanical Engineering from Queen's University.

Director Qualifications
•
Mr. Shepherd has held several chief executive officer leadership and other senior positions in the forest industry. As a result, Mr. Shepherd brings to the Board extensive senior executive experience relevant to our operations, public company board experience and an understanding of all aspects of the forest products business, ranging from fiber harvesting to lumber and pulp and paper operations. He also brings to our Board significant experience and background in the designing, execution and implementation of large, complex capital projects at large manufacturing facilities like our mills.

Linda J. Welty

LINDA WELTY, age 70, has served as a director since June 2018. Ms. Welty was an independent director of Huber Engineered Materials, a global manufacturer of engineered specialty ingredients, a portfolio company of J.M. Huber Corporation from 2014 to 2024. From 2020 to September 2022, Ms. Welty was also elected as a director of GCP Applied Technologies Inc., which is a global provider of specialty construction chemicals and building materials. She formerly served as chairman and a director of the Atlanta Chapter of the National Association of Corporate Directors, whose mission is to advance excellence in corporate governance. From 2010 to 2011 she served as a director and member of the special committee of Massey Energy Company. She served as an independent director of Vertellus Specialties, Inc. from 2007 to 2016. Ms. Welty was President and Chief Operating Officer of Flint Ink Corp., a global producer of printing inks for packaging and publication from 2003 to 2005. From 1998 to 2003, she served as President of the Specialty Group of H.B. Fuller Company, a global manufacturer of adhesives, sealants and coatings. She also served for over twenty years in global leadership roles for Hoechst AG and its former U.S. subsidiary, Celanese. Ms. Welty is a National Association of Corporate Directors (NACD) Certified Director and NACD Board Leadership Fellow and holds a Bachelor of Science in Chemical Engineering from the University of Kansas.

Director Qualifications
•
Ms. Welty brings to the Board extensive U.S. public company board experience and global industrial experience in corporate governance, executive leadership, operations, sales, marketing and manufacturing roles in the chemicals, specialty chemicals and energy industries.

Rainer Rettig

RAINER RETTIG, age 67, has served as a director since February 2020. Mr. Rettig served as Senior Vice-President of the Circular Economy Program at Covestro AG (formerly known as Bayer Material Science, a subgroup of Bayer AG), one of the world's leading manufacturers of high-tech polymer materials from 2019 until 2020 and held various other management positions at Bayer Material Science between 2002 and 2019. Mr. Rettig brings significant experience in sales, marketing and strategy development in the field of chemicals and plastics. He had several senior leadership roles in Germany, Japan, Hong Kong and China. He holds a Ph.D in polymer chemistry and polymer processing from the Technical University of Darmstadt in Germany.

Director Qualifications
•
Mr. Rettig has extensive knowledge and experience in manufacturing, sales, marketing, strategy development and management. He brings to the Board extensive global industrial experience and insight into the European and Asia-Pacific markets.

Alice Laberge

ALICE LABERGE, age 70, has served as a director since February 2021. Ms. Laberge served as a director of Russel Metals Inc., a metal distribution company, from 2007 to 2025. Ms. Laberge is also a director of the Canadian Public Accountability Board. Ms. Laberge also served as a director of Potash Corporation of Saskatchewan from 2003 to 2018, and Nutrien Ltd. from 2018 to May 2024. She retired from the board of the Royal Bank of Canada in January 2021, on which she served for over 15 years. She formerly served as President and Chief Executive Officer of Fincentric Corporation, a global provider of software solutions to financial institutions, until 2005, and was previously Chief Financial Officer and Senior Vice-President, Finance for MacMillan Bloedel Ltd. Ms. Laberge is a Fellow of the Institute of Corporate Directors, and holds an MBA from the University of British Columbia and a Bachelor of Science from the University of Alberta.

Director Qualifications
•
Ms. Laberge brings to the Board extensive senior executive experience relevant to our operations and an understanding of the forest products business. She also brings significant corporate governance and public company board experience from a wide variety of companies. Ms. Laberge also has extensive knowledge in financial and accounting matters.

Janine North

JANINE NORTH, age 65, has served as a director since February 2021. Ms. North is currently a director of Conifex Timber Inc., a forest products company, and Imperial Metals Corporation, a Canadian mining company. She was formerly a director of the Fraser Basin Council and the BC Ferry Services Corp. Ms. North retired from the Northern Development Initiative Trust in 2016 after serving 11 years as the founding Chief Executive Officer. Ms. North holds a Diploma in Management Studies from the Executive MBA Program at Simon Fraser University and a Bachelor of Science from the University of Alberta.

Director Qualifications
•
Ms. North brings with her significant public company board experience, and in particular, with companies involved in the resource sector. In particular, she has extensive knowledge and experience relevant to our operations in the forest products industry, including financings and strategic transactions in the industry, as well as corporate governance and talent management.

Thomas Kevin Corrick

THOMAS KEVIN CORRICK, age 70, has served as a director since May 2023. Mr. Corrick has served as an advisor to Farran Realty Partners, LLC, a multi-family apartment developer in the Intermountain West of the United States, from 2020 to 2026. He also served as Chief Executive Officer for Boise Cascade, one of the largest producers of engineered wood products and plywood in North America and a leading U.S. wholesale distributor of building products, from 2015 to 2020. Mr. Corrick began his Boise Cascade career in 1980 in finance, including roles in audit, treasury, and planning, and then moved into several leadership roles with the Wood Products manufacturing division. Under his leadership as Vice President, then Senior Vice President, the engineered wood products business grew to a market leadership position and became one of the key growth and profit engines for the company. Key accomplishments as CEO include implementing a systematic, company-wide focus on mission and values, significantly expanding leadership development and succession planning activities, with a focus on diversity and inclusion, and leading an initiative to create an owner-focused capital allocation strategy and mindset across the company. During his tenure as CEO, the company substantially improved its competitive position by expanding core capacity, selling and closing non-strategic assets, and strengthening its balance sheet by refinancing its entire debt portfolio.

Mr. Corrick has served on several advisory committees and boards. He currently serves as a board member for the Treasure Valley YMCA and the St. Luke’s Health System. Previously he served as a director for the Salt Lake City branch of the Federal Reserve Bank of San Francisco and the American Wood Council (AWC), where he served as chair. He received both his bachelor's and master's degrees in business administration from Texas Christian University.

Director Qualifications
•
Mr. Corrick brings to the Board extensive senior executive and leadership experience spanning more than forty years. He also has significant knowledge and experience relevant to our operations in the forest products industry and in strategic development, financial and accounting matters.

Markwart von Pentz

MARKWART VON PENTZ, age 63, has served as a director since May 2025. Mr. von Pentz is currently the senior advisor to Bundeswehr Consulting GmbH, a consulting arm of the German Armed Forces. He has also been the Senior Advisor, Office of the Chairman at Deere & Company, a global leader in the production of agricultural, turf, construction, and forestry equipment and solutions, from 2023 to 2024. From 2007 to 2023, Mr. von Pentz was the President, Global Agriculture & Turf Division at Deere & Company. He is also an advisory council member of both Goldbeck Solar Group GmbH and Mafi/Trepel GmbH. Mr. von Pentz formerly served on the board of directors of John Deere Capital Corporation. He has an advanced degree in business administration from Hamburg University and an honorary doctorate in agricultural sciences from the University of Hohenheim.

Director Qualifications
•
Mr. von Pentz brings to the Board 30 years of experience as a senior executive and significant knowledge of technology and digitalization in manufacturing and technical industries. He also has experience as a board director and committee member.

Majority Voting Policy in Uncontested Director Elections

In order to provide Shareholders with a meaningful role in the outcome of director elections, our Board has adopted a provision on voting for directors in uncontested elections as part of our Corporate Governance Guidelines (the "Governance Guidelines"). This provision provides that any nominee in an uncontested election who receives more votes "Against" his or her election than votes "For" his or her election shall have his or her term as a director terminate on the earliest to occur of: (i) 90 days after the date the election results are certified; (ii) the date such director resigns; or (iii) the date the Board fills the position. We have amended our bylaws to reflect such provision.

The complete terms of this provision are included in our Governance Guidelines which can be found at the "Governance" link on our website at www.mercerint.com.

The election of directors at the Meeting is an uncontested election.

Board Snapshot

The following tables provide a snapshot of the independence, tenure and age of our director nominees.

Board Tenure and Refreshment

Maintaining an appropriate balance of tenure among directors is an integral part of the Board's consideration. Longer serving directors bring valuable experience and knowledge with respect to our business, industry and strategic and operational challenges. Newer directors bring, along with their own personal experiences, fresh perspective and ideas.

We have added two new directors to the Board over the last three years or four new directors over the last five years.

We do not believe that directors should be subject to term or age limits. While term and age limits could facilitate fresh ideas and viewpoints being consistently brought to the Board, we believe they are counter-balanced by the disadvantage of causing the loss of directors who, over a period of time, have developed insight into our strategies, operations and risks and continue to provide valuable contributions to Board deliberations. We believe that our decision not to establish term or age limits is consistent with the prevailing practice among companies in the S&P 500. We recognize that certain governance stakeholders have suggested that longer-serving directors may have decreased independence and objectivity; however, we believe that arbitrarily removing knowledgeable directors and the oversight consistency they bring – particularly during periods of management change – weighs against strict limits on director tenure. We also believe flexibility in Board size allows us to provide continuity, bringing new perspectives while preserving the knowledge and experience of our Company held by longer-serving directors. Ultimately, it is our Board's responsibility to establish Board refreshment policies, using its discretion in our best interests and that of our Shareholders.

Snapshot of Attributes of Director Nominees

All director nominees exhibit the following personal attributes:

• Integrity	• Diversity	• Collegiality
• Prepared to represent the best interests of all Shareholders	• A proven record of success	• Prepared to participate actively in Board activities

Our director nominees also have the following qualifications and attributes:

	Industry and Related Experience	Senior Leadership Experience	Public Company Board Experience	Capital Markets and Financial Experience	International Business Experience	Environment, Health and Safety Experience	Business Development, Mergers and Acquisitions and Growth Experience
Juan Carlos Bueno	✓	✓		✓	✓	✓	✓
William D. McCartney		✓	✓	✓	✓		✓
James Shepherd	✓	✓	✓	✓	✓	✓	✓
Linda J. Welty	✓	✓	✓	✓	✓	✓	✓
Rainer Rettig	✓	✓			✓	✓	✓
Alice Laberge	✓	✓	✓	✓			✓
Janine North	✓	✓	✓	✓		✓	✓
Thomas Kevin Corrick	✓	✓	✓	✓	✓	✓	✓
Markwart von Pentz	✓	✓		✓	✓	✓	✓

Board Diversity

We recognize the benefit of diversity of perspectives, backgrounds, skills and experience and consider it to be an element of Board effectiveness. We believe such diversity provides us with a better understanding of issues, enhances our decision making, improves our execution and performance, enhances our oversight of risk, ESG matters and strategies and enhances value for Shareholders and other stakeholders.

Currently, 30% of our Board is comprised of directors who are women. If all of the Board nominees are elected at the Meeting, 33% of our Board will continue to be comprised of women.

CORPORATE GOVERNANCE AND BOARD MATTERS

Role of the Board

Our Board makes major policy decisions, participates in strategic planning, oversees risk management, oversees our sustainability and ESG initiatives and reviews management's performance and effectiveness. Certain important matters must be dealt with by our Board, such as the approval of financial statements and the declaration of dividends to our Shareholders. Through our Governance Guidelines and/or formal resolution, the Board reserves for itself the right to make certain decisions and delegates others to management. In some matters, management's discretion is limited by dollar thresholds beyond which Board approval is required.

Our Board, with management, also sets the tone from the top to establish high standards of conduct and promote an open and transparent culture. The Board's responsibility to oversee conduct and culture is broad and focuses on continuous improvement in our affairs.

Key Areas of Board Oversight

Responsibility	Activities
Conduct and Culture
•
Setting the tone from the top.
•
Championing our values and satisfying ourselves that a culture of integrity is maintained by us. This is furthered by our Code of Business Conduct and Ethics and other policies.
•
Promoting a respectful environment where colleagues can speak up and challenge behaviors that do not align with our values.

Governance
•
Through our Governance and Nominating Committee, monitoring best practices in governance, developing corporate governance principles and guidelines and establishing appropriate structures and procedures to allow our Board to function effectively and independently of management.

Risk Oversight
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Overseeing and approving our risk management and appetite.
•
Regularly reviewing at Board meetings the risks we face, changes to our risk profile and mitigation measures.
•
Through our Board committees, overseeing strategic risk policies and monitoring conduct.
•
Promoting a strong risk culture and ensuring conduct aligns with our business-wide risk appetite.

ESG Oversight
•
Overseeing management in developing, implementing and monitoring ESG policies, practices and strategies and related sustainability initiatives to meet high standards of environmental and social responsibility.
•
Overseeing our ESG-related goals.
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Overseeing the effectiveness of our approaches to managing climate-related impacts.
•
Monitoring the social, political, environmental, public policy, legislative and regulatory trends, and developing governance principles and strategic guidelines and ESG initiatives in response to such trends including our approach to climate change.

Strategic Oversight
•
Overseeing our strategic direction and the formulation of our plans and priorities ensuring alignment with our risk appetite.
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Annually approving our strategic plan and initiatives which takes into account, among other things, the opportunities and risks of our business and aspects of our sustainability initiative.
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Approving our financial objectives and operating plans including significant capital allocations, expenditures and transactions that exceed prescribed thresholds.
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Regularly discussing and reviewing aspects of strategy with management and monitoring the implementation of strategic initiatives.
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Reviewing and approving our organizational structure.
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Reviewing the results of our annual business performance assessments.

Responsibility	Activities
Talent Management and Succession Planning

Together with our Human Resources Committee:

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Reviewing strategies and programs for assessment and development of senior talent;
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Supervising succession planning processes, which include selection, appointment and the development of our Chief Executive Officer and other senior executives; and
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Evaluating and approving compensation of our Chief Executive Officer and senior management team in a manner consistent with practical incentives.

Financial Reporting and Internal Controls
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Overseeing compliance with applicable audit, accounting and financial reporting requirements.
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Requiring management to implement and maintain effective systems of internal control, including management information systems.
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Through our Audit Committee, assessing the adequacy and effectiveness of systems of internal control.
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Approving the quarterly and annual financial reports.

Governance Guidelines, Code of Conduct and Other Policies Available on Our Website

The Governance section of our website (https://mercerint.com/our-company/governance/) contains our policies regarding our governance and other practices including our:

• Governance Guidelines; • Code of Business Conduct and Ethics; • Whistleblower Policy; • Clawback Policy; • Environmental Policy; • Health and Safety Policy;	• Securities Law Compliance Policy; • Hedging Transactions Policy; • Anti-Corruption Policy; • Western Canada Indigenous Relations Policy; • Human Rights Policy; and • Wood and Fibre Procurement Policy.

We have adopted Governance Guidelines which provide a set of flexible guidelines for the effective functioning of our Board which are reviewed regularly and revised as necessary or appropriate in response to changing regulatory requirements and evolving best practices.

Our Governance Guidelines also:

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provide for our charters for each Board committee including our Audit Committee Charter;
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provide for an independent Chairperson of the Board;
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provide for the duties and responsibilities of the Board, its committees, Chairperson and certain of our officers including our Chief Executive Officer;
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provide for practices with respect to the holding of regular quarterly and strategic meetings of the Board, including separate meetings of non-employee directors; and
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reserve to the Board specific approval and authority for certain decisions or matters.

Our Code of Business Conduct and Ethics provides a framework of fundamental principles that guide the Board in its deliberations, allows us to address sensitive and complex matters and sets forth our accountabilities if standards of conduct are not upheld.

Our Code of Business Conduct and Ethics, which applies to all of our executives, employees and directors, is designed to deter wrongdoing and promote:

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honest and ethical conduct;
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compliance with applicable governmental laws, rules and regulations;
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avoidance of conflicts of interest;
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acceptable personal conduct and behavior;
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full, fair, accurate and timely disclosure in our public filings with the SEC and other public communications;
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the protection of our assets, including protecting corporate opportunities and confidential information;
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fair dealing practices;
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prompt internal reporting of violations of the code; and
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accountability for adherence to the code.

We maintain a Clawback Policy which provides for the recovery of erroneously awarded incentive-based compensation received by current or former executive officers and to satisfy related disclosure obligations as required by SEC and NASDAQ rules and the Dodd-Frank Wall Street Reform and Consumer Protection Act. Our Clawback Policy provides procedures which allow us to seek reimbursement with respect to incentive compensation paid or awarded to executive officers in the event of an accounting restatement resulting from material noncompliance with financial reporting requirements under the federal securities laws of the United States and in certain other cases of misconduct. Further, our Clawback Policy additionally provides for forfeiture or clawbacks of awards in specified cases where we determine an executive has engaged in material misconduct, material failure to comply with our policies or personal misconduct that is detrimental to us.

We encourage a transparent and open environment where all employees can speak up without reprimand. Our Whistleblower Policy provides a set of procedures for our employees to report, on a confidential basis, their concerns or complaints about, among other things, questionable accounting or auditing matters or violations of legal or regulatory requirements and for the Audit Committee to receive and respond to such concerns and complaints. Accordingly, our employees can report any misconduct to a supervisor, manager, or the Audit Committee, or employees can make reports and raise concerns on a confidential basis through our Integrity Hotline.

Our Securities Law Compliance Policy applies to the handling of material non-public information related to us or other companies with whom we deal and the buying, selling or other dispositions of our stock and other securities and those of other companies. Our Securities Law Compliance Policy applies to all of our directors, employees and agents and is designed to promote compliance with insider trading laws, rules and regulations, and the NASDAQ listing standards. Except as permitted by the policy, no director, employee, or agent may purchase or sell our securities or of any other company with whom we deal while aware of material, non-public information concerning us or the other company until at least two full trading days have elapsed after the public disclosure of the information. Furthermore, no director, employee or agent shall disclose material non-public information about us or any company with whom we deal to anyone outside our organization unless authorized to do so. It is also our policy to comply with all applicable securities laws when transacting in our own securities.

Our Hedging Transactions Policy, which applies to our directors and all of our executive officers, is designed to prohibit such individuals from hedging their Mercer stock, including trading in options, puts, calls or other derivative instruments relating to our securities.

Our Anti-Corruption Policy is designed to expand upon the provisions of our Code of Business Conduct and Ethics relating to international operations and ensure compliance by us and our directors, officers, employees and agents with the United States Foreign Corrupt Practices Act of 1977 (the "Foreign Corrupt Practices Act") and other applicable anti-corruption laws.

We periodically conduct management online training sessions to increase awareness and educate our management on the Foreign Corrupt Practices Act and other similar foreign corrupt practices rules and regulations.

Our Environmental Policy is designed to promote responsible environmental stewardship, and to encourage efforts in protecting and sustaining our resources and their ecosystems in the course of our operations. Our Health and Safety Policy applies to all of our employees, operations, visitors and contractors, and is designed to promote the creation and maintenance of a safe and healthy work environment. Our Wood and Fibre Procurement Policy is designed to promote sustainable forest management and wood sourcing practices in the course of our operations. Each of the policies outline certain practices we undertake to promote positive environmental performance and a safe and healthy workplace.

Indigenous communities are important partners in maintaining sustainable forest management. Our Western Canada Indigenous Relations Policy outlines our commitment to pursuing positive and respectful relationships with Indigenous nations, settlements and individuals, and provides a framework of practices that encourages and supports such relationships.

Our Human Rights Policy applies to all of our employees, and reflects our recognition of human rights as one of our core values. The policy provides a framework for how we conduct our business from a human rights perspective, including providing guiding principles on approaching relationships with employees, suppliers and Indigenous communities in a respectful manner.

Board Meetings and Attendance

In 2025,

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each current member of the Board attended 100% of all meetings of our Board (during their term) and each committee on which he or she serves, other than Mr. Torbjörn Lööf, who, prior to the end of his term on May 30, 2025, attended 4 of the 6 meetings of our Board; 1 of the 2 meetings held by our Environmental, Health and Safety Committee; and 1 of the 3 meetings held by our Human Resources Committee;
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each of our independent directors attended 100% of our executive sessions (during their term) for independent directors without management, other than Mr. Lööf, who, prior to the end of his term on May 30, 2025, attended 75% of our executive sessions; and
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all of our directors attended the annual meeting held in May 2025 either virtually or in person (although we do not have a formal policy with respect to attendance of directors at our annual meetings, all directors are encouraged and expected to attend such meetings in person or through the virtual meeting, if possible).

Current committee membership and the number of meetings of our full Board and committees that were held in 2025 are shown in the table below.

	Board	Audit Committee	Human Resources Committee	Governance and Nominating Committee	Environmental, Health and Safety Committee
Juan Carlos Bueno
William D. McCartney
James Shepherd
Alan Wallace(1)
Linda Welty
Rainer Rettig
Alice Laberge
Janine North
Thomas Kevin Corrick
Markwart von Pentz
Number of 2025 Meetings	16	4	9	7	4

Chair	Member	Chairperson

(1) Mr. Wallace will not be standing for election at the Meeting.

(2) Committee memberships are presented at the date hereof. It is expected that Board committees will be reconstituted after the Annual Meeting.

Affirmative Determination Regarding Director Independence

The NASDAQ listing standards require that a majority of the members of a listed company's board of directors be independent.

To determine whether directors are independent, the Board uses information about their personal and business relationships. The Board collects this information from sources such as:

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director responses to an annual detailed questionnaire; and
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director biographical information.

Based upon the NASDAQ rules, our Board has determined that the following eight director nominees are independent and represent 89% of our director nominees:

Director Nominee Independence	Independent Director Nominees
• William D. McCartney • James Shepherd • Linda Welty • Rainer Rettig • Alice Laberge • Janine North • Thomas Kevin Corrick • Markwart von Pentz

Board Leadership Structure

Our Board is responsible for overseeing the exercise of corporate power and seeing that our business and affairs are managed to meet our stated goals and objectives and that the long-term interests of our Shareholders are served.

Our Governance and Nominating Committee, which is made up entirely of independent directors, is responsible for the continuing review of the governance structure of the Board, and for recommending to the Board governance structures and practices best suited for our particular situation. This committee determines what leadership structure it deems appropriate, based on factors such as experience of the applicable individuals and the current business environment.

Our Board Leadership Structure	Practices
Leadership: • Independent Chairperson • Audit, Human Resources and Governance and Nominating Committees led by and composed solely of independent directors • Active engagement by all directors

Our Board leadership structure includes practices such as:

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a Chairperson, who is independent and provides leadership to our independent directors, assists in establishing agendas for Board and committee meetings and chairs executive sessions of our independent directors; and
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holding regular executive sessions at each Board meeting to allow for the active engagement of independent directors and appropriate oversight of management.

The Board believes our leadership structure and practices provide an optimal framework to guide us and maintain the focus required to achieve our long-term business goals.

In considering its leadership structure, the Board has taken a number of factors into account. In particular, the Governance and Nominating Committee has sought to ensure that independent backgrounds and opinions dominate both the Board and the Board's committees. Consequently, the Board, which currently consists of eight independent directors out of nine, who are highly qualified and experienced, exercises a strong, independent oversight function. This oversight function is enhanced by the fact that all of the Chairs of our Board committees are independent directors, and the Audit Committee, Human Resources Committee and Governance and Nominating Committee are composed entirely of independent directors.

Duties and Responsibilities of the Independent Chairperson

Chairperson	Primary Responsibilities

Chairperson

William D. McCartney

The Governance and Nominating Committee is responsible for reviewing and recommending to the Board on an annual basis, or upon a vacancy, a director for election as Chairperson.

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Ensure that the Board works as a cohesive team and provide the requisite leadership to achieve Board effectiveness.
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Ensure the Board has adequate resources, including the provision by management of full, timely and relevant information to support its decision-making requirements.
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Establish, in consultation with the Chief Executive Officer and any governance or other committee designated by the Board, procedures to govern the Board's work, ensuring that the Board is appropriately approving strategy and supervising management's progress against that strategy.
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Develop agendas and timetables for Board meetings and committee meetings.
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Ensure that committees are working effectively and function independently from management.
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Annually review the effectiveness of the Board and committees in conjunction with the Governance and Nominating Committee.
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Lead and assist the Board in the discharge of its duties and responsibilities.
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Ensure that independent directors have adequate opportunities to meet to discuss issues without management present.
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Chair meetings of the Board, including executive sessions of the independent directors and meetings of the Board relating to governance and executive management compensation matters.
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Consult with the Chief Executive Officer and the Board on the effectiveness of Board committees.
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Ensure delegated committee functions are carried out and reported to the Board.
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Be the senior spokesperson for the Board on governance matters and executive management compensation matters.
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Ensure that the Board receives adequate and regular updates from the Chief Executive Officer on all issues important to the welfare and future of the Company.

Executive Sessions

Our Board believes it is important to have executive sessions without the Chief Executive Officer and other members of management, which are scheduled during every meeting of the Board. Our Chairperson and other independent directors have robust and candid discussions at these executive sessions, during which they evaluate the performance of the Chief Executive Officer and other senior officers, our governance practices, the reports of our independent registered public accountants, the meetings themselves and any other relevant matter. In 2025, independent directors held eleven executive sessions, attended by 100% of our independent directors, other than Mr. Lööf, who, prior to the end of his term on May 30, 2025, attended 75% of our executive sessions.

Mr. McCartney was appointed our Lead Director effective May 2021. As a result of internal governance structure changes, our Lead Director role was eliminated on February 26, 2024 and the Board appointed Mr. McCartney as Chairperson. Mr. McCartney chaired all of the executive sessions of our independent directors in 2025. Our independent directors generally hold an executive session at each regularly scheduled meeting of the Board.

Committees of the Board

Our Board currently has four standing committees: the Audit Committee, the Human Resources Committee, the Governance and Nominating Committee and the Environmental, Health and Safety Committee. Copies of the charters for all of our committees are included in our Governance Guidelines which are available on our website.

Audit Committee	Primary Responsibilities

Members in 2025:

•
Alan Wallace (Chair)
•
Alice Laberge
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James Shepherd(1)
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Mark von Pentz(1)
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Janine North(2)
•
Thomas Corrick(2)

Meetings in 2025: 4

Average Attendance in 2025: 100%

All members satisfy the audit committee independence requirements of the NASDAQ rules and are financially sophisticated, as interpreted by the Board.

Our Board has also determined that the committee Chair, Mr. Wallace, qualifies as an "audit committee financial expert", as defined in applicable SEC rules and applicable NASDAQ listing standards.

(1)
Each of Mr. Shepherd and Mr. von Pentz was appointed as a member of the Audit Committee on May 30, 2025, and attended 100% of the committee meetings after such date.

(2)
Each of Ms. North and Mr. Corrick ceased to be a member of the Audit Committee on May 30, 2025, but attended 100% of the committee meetings prior to such date during the 2025 fiscal year.

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Oversee our accounting and financial reporting processes, including the review of the financial statements to be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q, the external audit process and our systems of internal accounting and financial controls.
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Provide an open avenue of communication between the Board, management and our independent registered public accounting firm.
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Appoint and approve our independent registered public accounting firm, all audit engagement terms and fees to be paid to the independent auditor.
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Oversee the relationship with our independent registered public accounting firm, including reviewing auditor independence, the scope of their work and the pre-approval of audit and non-audit services.
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Review our quarterly and financial results with management and our independent registered public accounting firm and, based on such review, recommend to the Board that quarterly and annual financial statements be included in our annual reports on Form 10-K and quarterly reports on Form 10-Q.
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Meet with and review the results of the annual audit performed by the independent registered public accounting firm and the results of their review of our annual and quarterly financial statements.
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Review and approve the terms of all related party transactions.
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Review management's assessment of the effectiveness of our internal controls over financial reporting and consider with management and our independent registered public accounting firm whether any changes to such internal controls are appropriate.
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Provide guidance and oversight to our internal audit function, which is designed to provide ongoing assessments of our risk management processes and internal control systems.
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Review and oversee the process for and assurances relating to our sustainability and climate-related disclosures.
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Review periodically and discuss with management our major risk exposures, including review of our privacy and cybersecurity program, including an annual review of processes for the identification, assessment and management of material risks that we face.
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Maintain a Business Risk Matrix that identifies our risks and ranks them by severity and probability, and coordinate input at least annually with our other committees in their areas of responsibility.
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Establish and maintain procedures for receiving, reviewing and responding to complaints regarding accounting, internal accounting controls or auditing matters.
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Review and consider material claims and litigation that affect us.
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Review and reassess the adequacy of our Audit Committee Charter annually and recommend any changes to the Board for approval.

Human Resources Committee	Primary Responsibilities

Members in 2025:

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Rainer Rettig (Chair)(1)
•
Alan Wallace
•
Linda Welty(1)
•
Janine North(1)
•
Alice Laberge(2)
•
James Shepherd(2)
•
Torbjörn Lööf(3)

Meetings in 2025: 9

Average Attendance in 2025:  91%

All members of the Human Resources Committee have been determined to be independent directors under NASDAQ rules.

(1)
Each of Ms. Welty and Ms. North was appointed as a member of the Human Resources Committee on May 30, 2025, and attended 100% of the committee meetings after such date.

(2)
Each of Ms. Laberge and Mr. Shepherd ceased to be a member of the Human Resources Committee on May 30, 2025, but attended 100% of the committee meetings prior to such date during the 2025 fiscal year.

(3)
Mr. Lööf ceased to be a member of the Human Resources Committee on May 30, 2025, but attended 33% of the committee meetings prior to such date during the 2025 fiscal year.

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Oversee appropriate compensation practices and determine the compensation and other benefits for executive officers.
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Periodically review and advise the Board on our overall compensation philosophy and plans and assess the competitiveness and adequacy of our compensation programs.
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Analyze executive compensation data, including base salaries, annual bonuses, long-term incentives and pay.
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Annually review and recommend compensation packages for our Chief Executive Officer and approve the compensation packages for our other executive officers.
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Based on discussions with our independent directors, the Chair of the Governance and Nominating Committee and the Chair of the Human Resources Committee, annually review the performance of our Chief Executive Officer and Chief Financial Officer.
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Review and make recommendations to our Board with respect to director compensation, including compensation for members of committees of the Board.
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Administer our incentive compensation and equity-based plans, including reviewing and approving equity grants to executive officers, employee benefit plans and other perquisites.
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Review annual performance objectives and goals for our executive officers and actual performance against previous years' goals to evaluate individual performance and, in turn, compensation levels.
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Annually review and approve the peer group companies used for the purposes of assessing executive officer compensation.
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Review and approve management development strategies and succession plans for our key executive officers.
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Review and consider the results of any advisory vote on executive compensation.
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Review and assess the adequacy of its charter and recommend any changes to the Board for approval.

Governance and Nominating Committee	Primary Responsibilities

Members in 2025:

•
James Shepherd (Chair)
•
William D. McCartney
•
Rainer Rettig
•
Alice Laberge(1)
•
Thomas Corrick(1)
•
Linda Welty(2)
•
Janine North(2)

Meetings in 2025: 7

Average Attendance in 2025:  100%

All members of the Governance and Nominating Committee have been determined to be independent directors under NASDAQ rules.

(1)
Each of Ms. Laberge and Mr. Corrick was appointed as a member of the Governance and Nominating Committee on May 30, 2025, and attended 100% of the committee meetings after such date.

(2)
Each of Ms. Welty and Ms. North ceased to be a member of the Governance and Nominating Committee on May 30, 2025, but attended 100% of the committee meetings prior to such date during the 2025 fiscal year.

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Provide leadership with respect to corporate governance.
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Recommend to the Board nominees for appointment to the Board, including identifying and screening potential Board candidates and committee members.
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Make recommendations to the other independent directors for their selection of the independent Chairperson.
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Determine the skills, qualifications and other expertise required of directors and develop criteria to be considering in selecting potential Board candidates.
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Develop and monitor our overall approach to corporate governance issues.
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Review with the Board, on a regular basis, the methods and processes by which the Board fulfills its duties and responsibilities.
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Evaluate the overall effectiveness of the Board and its performance.
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Based on discussions with our independent directors, the Chair of the Governance and Nominating Committee and the Chair of the Human Resources Committee, annually review the performance of our Chief Executive Officer.
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Review our Governance Guidelines, including committee charter, in light of changing conditions and make recommendations to the Board on appropriate modifications.
•
Monitor compliance with our Governance Guidelines.

Environmental, Health and Safety Committee	Primary Responsibilities

Members in 2025:

•
Linda Welty (Chair)
•
Juan Carlos Bueno
•
Thomas Corrick
•
Janine North(1)
•
Markwart von Pentz(1)
•
Rainer Rettig(2)
•
Torbjörn Lööf(2)

Meetings in 2025: 4

Average Attendance in 2025:  93%

All members of the Environmental, Health and Safety Committee, other than Mr. Bueno, have been determined to be independent directors under NASDAQ rules.

(1)
Each of Mr. Corrick, Ms. North and Mr. von Pentz was appointed as a member of the Environmental, Health and Safety Committee on May 30, 2025, and attended 100% of the committee meetings after such date.

(2)
Mr. Rettig and Mr. Lööf ceased to be a member of the Environmental, Health and Safety Committee on May 30, 2025, but attended 100% and 50%, respectively, of the committee meetings prior to such date during the 2025 fiscal year.

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Assist the Board in overseeing the effectiveness of the Company's activities relating to the environment, health and safety.
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Monitor our environmental, climate change, health and safety management systems including internal and external audit results and reporting.
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Review with management the steps taken to ensure compliance with environment, health and safety-related regulatory standards and statutory disclosure requirements.
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Review and make recommendations to the Board for approval of Company policies related to environment, health and safety matters.
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Review and assess its charter and recommend any changes to the Board for approval.

Risk Oversight

The Board, acting directly or through committees, is responsible for assessing risk factors relating to our and its performance, and overseeing and reviewing risk management, including reviewing measures to address and mitigate such risks. In discharging this responsibility, the Board, either directly or through committees, assesses risks that relate to economic and market assumptions that guide our strategic plans and growth strategies, and significant operations risks related to our day-to-day operations.

The Board regularly meets to review and assess risks that we face, changes to our risk profile, and our mitigation and risk management strategies.

We have an internal audit function consisting of two internal auditors in North America and in Europe who provide ongoing assessments of our financial reporting, internal control systems and other assessments, and who report to the Audit Committee.

The Board oversees the proper safeguarding of our assets, the maintenance of appropriate financial and other internal controls and our compliance with applicable laws and regulations and proper governance. Inherent in these responsibilities is the Board's understanding and oversight of the various risks facing us. The Board does not view risk in isolation. Risks are considered in virtually every business decision and as part of our business strategy. The Board recognizes that it is neither possible nor prudent to eliminate all risk. Indeed, purposeful and appropriate risk-taking is essential for us to be competitive on a global basis and to achieve our long-term strategic business objectives.

Oversight of Risk
•
The Board oversees risk management.
•
Board committees, which meet regularly and report back to the full Board, play significant roles in carrying out the risk oversight function.
•
Management is charged with managing risk, through robust internal processes and effective internal controls.

Effective risk oversight is an important priority of the Board. The Board has implemented a risk governance framework designed to:

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understand critical risks in our business and strategy;
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allocate responsibilities for risk oversight among the full Board and its committees;
•
evaluate our risk management processes and whether they are functioning adequately;
•
facilitate open communication between management and directors;
•
oversee our initiatives and communication relative to our sustainability initiatives relating to ESG matters; and
•
foster an appropriate culture of integrity and risk awareness.

While the Board oversees risk management, our management is charged with managing risk and developing mitigation measures.

We have robust internal processes and an effective internal control environment which facilitate the identification and management of risks and regular communication with the Board. These include an enterprise risk management program under the leadership of the Chief Financial Officer, regular internal management disclosure committee meetings, a Code of Business Conduct and Ethics and other policies, strong internal controls and a comprehensive external audit process. We also have a robust internal audit function which is designed to provide ongoing assessments of our risk management processes and systems of internal control. The Board and the Audit Committee monitor and oversee the evaluation of the effectiveness of the internal controls and the risk management program. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to, and indeed often do, communicate directly with senior management.

The Board implements its risk oversight function both as a whole and through delegation to Board committees, which meet regularly and report back to the full Board. Board committees assist in carrying out the risk oversight function as follows:

Audit Committee: Oversees risks related to our financial statements, the financial reporting process and accounting and legal matters. The committee oversees the audit function, our ethics programs, including the Code of Business Conduct and Ethics, our Whistleblower Policy and our quality, safety, environmental assurance and information technology and cybersecurity programs. The committee periodically receives reports on and discusses oversight of our risk management process and reviews significant risks and exposures identified by management or the independent auditors (whether financial, operating or otherwise), and management's steps to address them. In connection with its oversight of these matters, the committee members will regularly meet separately with representatives of the independent auditors.

Human Resources Committee: Evaluates the risks and rewards associated with our compensation philosophy and programs. As discussed in more detail in the Compensation Discussion and Analysis herein, the committee reviews and approves compensation programs with features that mitigate risk without diminishing the incentive nature of the compensation. Management discusses with the committee the procedures that have been put in place to identify and mitigate potential risks in compensation. This committee also oversees management development and succession planning across senior management positions.

Environmental, Health and Safety Committee: Oversees our environmental, climate, health and safety policies and environmental compliance programs and associated risks relating thereto. In connection with such oversight, the committee regularly visits and tours our mills and meets with mill-level managers, superintendents and other employees.

Governance and Nominating Committee: Oversees our governance practices, director succession and committee leadership to manage risks associated with corporate governance.

The full Board regularly evaluates and discusses risk, risk mitigation strategies and our internal control environment. Topics examined at these meetings include, but are not limited to, financial risks, environmental risks, governance risks, political and regulatory risks, legal risks, information technology risks, economic risks, risks relating to growth strategies, social license and stakeholder risks and risks related to our productivity and reinvestment efforts. In 2025, the Board actively and regularly reviewed, monitored and assessed our responses, including our health and safety protocols, including meeting with and receiving periodic written updates from our executives. Because overseeing risk is an ongoing process and inherent in our strategic decisions, the Board also discusses risk throughout the year.

We believe that our Board leadership structure, previously discussed herein, supports the risk oversight function of the Board. We have a Chief Executive Officer, an independent Chairperson and strong directors chairing the various committees involved with risk oversight. There is open communication between management and directors and all directors are actively involved in the risk oversight function.

To learn more about risks facing us, you can review the factors included in Part 1, Item 1A. "Risk Factors" in the 2025 Form 10-K. The risks described in the 2025 Form 10-K are not the only risks we face. Additional risks and uncertainties not currently known or that may currently be deemed to be immaterial also may materially adversely affect our business, financial condition or results of operations in future periods.

During fiscal 2025, risk areas of particular Board and committee focus included:

•
our goals in respect of debt reduction, liquidity enhancement and addressing future debt maturities;
•
industry supply and demand balances and the outlook for the global economy including commodities and interest rates;
•
cyclical fluctuations in the supply and price of raw materials including fiber;
•
the effects of inflation or a sustained increase in our production costs and the macro-economic effects of high interest rates;
•
expansion and growth of our solid wood business and related or ancillary businesses including the ramp-up of our mass timber assets;
•
our health and safety planning and initiatives;
•
our sustainability initiatives including ESG matters, evolving disclosure requirements and our approach to climate change; and
•
cybersecurity.

Data Privacy and Cybersecurity Risk Oversight

Risk Management and Strategies

We regularly perform evaluations of our security program and continue to implement controls aligned with industry guidelines to identify threats, detect attacks and protect data. Our risk management strategy is focused on three areas: (i) technology, being our hardware and software systems; (ii) processes, being our cybersecurity reporting, testing and other processes; and (iii) people, which refers to our internal cybersecurity personnel, external service providers and individual training and human interaction within our information technology and cybersecurity processes. We seek to align our cybersecurity program with practices recommended under ISO 27001 and by the National Institute of Standards and Technology and the Center for Internet Security Critical Security Controls.

We leverage third-party risk intelligence for continuous monitoring and objective assessment of key third-party information technology service providers, which informs our overall cybersecurity risk oversight and control environment. We continue to seek to enhance our vendor onboarding and oversight controls, including contractual requirements and a risk-tiered approach to vendor review.

We periodically undertake cybersecurity audits or other independent assessments, the results of which are reported to our Audit Committee. We have also implemented security monitoring programs designed to alert us of any suspicious activity and have developed an incident response program in the event of a security breach. We have also engaged a third-party vendor to, among other things, provide continuous monitoring and respond to cybersecurity events.

We implement various training programs periodically to ensure that our employees and other personnel comply with internal processes and to enhance their cybersecurity awareness.

Additionally, we have engaged third-party providers to supplement our response capabilities for both informational and operational technology incidents, as needed.

As of the date hereof, we have not identified any cybersecurity threats or incidents that have materially affected or are reasonably likely to materially affect our business strategy, results of operations, or financial condition. However, there can be no assurance that we, or our third-party partners or service providers, will not experience a cybersecurity threat or incident in the future that could materially adversely affect our business strategy, results of operations, or financial condition.

While the cybersecurity programs described herein fully encompass our information technology infrastructure, we recognize the unique requirements of our operational technology environments. Accordingly, we are executing targeted initiatives to further harmonize our operational technology security strategy with established information technology standards, implementing commensurate controls where technically feasible to ensure a unified and robust enterprise security framework.

Governance

Our Board oversees our risk management processes and has tasked our Audit Committee with oversight of our cybersecurity and information governance, including periodically reviewing and discussing with management our risk exposures relating to data privacy and cybersecurity, and reviewing the steps we have taken to identify, assess, monitor, mitigate and manage such exposure and cybersecurity risks. At the management level, our Director of Cybersecurity is responsible for overseeing our cybersecurity processes and risk management, working together with our Chief Information Officer to implement our cybersecurity initiatives.

Our Audit Committee and management meet with the Board on a quarterly basis to provide updates on cybersecurity risks, material cyberattacks and security incidents as they occur, as well as to promote company-wide cyber risk and security awareness. Additionally, our Chief Information Officer and Director of Cybersecurity meet periodically with the Board or the Audit Committee to brief them on technology and information security matters.

Our Director of Cybersecurity is informed of cybersecurity incidents by applicable personnel, and oversees remediation efforts in accordance with our policies and processes. Our Chief Information Officer reports to our Audit Committee on significant incidents periodically. Our Chief Information Officer has over 30 years of technology leadership experience and is, among other things, a Certified Information Systems Security Professional and a Certified Secure Infrastructure Specialist. Our Director of Cybersecurity has over 25 years of experience as a cybersecurity and information technology professional. He has held various leadership positions where he developed, managed and implemented security programs and controls. He also holds, among other information technology certifications, the Certified Information Systems Security Professional designation.

Corporate Social Responsibility

We have a longstanding commitment to corporate social responsibility and take a disciplined approach to developing ESG strategies and programs to support ESG causes and initiatives. Our goal in these initiatives include seeking to create long-term, sustainable value for our stakeholders.

Please see our 2025 Form 10-K for a detailed description of our commitment and focus on such strategic priorities and how we have advanced our ESG initiatives, which in 2025 included the following selected highlights:

Sustainability

We believe that focusing on sustainability as a key driver in all of our operations and business will enhance our decision-making, our business and our relationships with our various stakeholders and communities in which we operate. We believe all of the foregoing elements are inter-connected and are vital to our long-term future, success and enterprise sustainability.

Through our environmental and climate-related sustainability efforts, we seek to reduce our environmental impact with the goal of reducing the environmental footprint of our existing operations and making them sustainable over the long-term, to ensure we have a social license to operate and to offset or reduce the impact of our operations. We endeavor to adapt to emerging trends, support new technologies and foster environmental stewardship in the areas in which we operate. We are signatory to the United Nations Global Compact that helps align our endeavors with the United Nations Sustainable Development Goals, internationally recognized Responsible Business Principles, and other key environmental standards in the areas of low carbon transition, water stewardship, waste management, sustainable forestry and biodiversity, air emissions, circularity and responsible sourcing.

As part of our commitment and focus on sustainability, in 2025 we have, among other things:

•
focused on the implementation of our Climate Transition Plan and working towards achievement of our 50% scope 1 greenhouse gas ("GHG") emissions reduction target;
•
incorporated key learnings from our third climate change scenario analysis that identified and assessed the potential impacts of climate change-related risks and opportunities on our business;
•
commenced quantification of the biogenic carbon cycle of our products, including direct and indirect land management emissions and removals, and the carbon stored in our products. This project aims to show the full carbon benefit of the circular bioeconomy while identifying continuous improvement practices related to forest management and fiber sourcing; and
•
closely engaged with our stakeholders including governments and First Nations to strengthen our relationships in all areas of our business.

Please see "Item 1. Business - Commitment to Sustainability" of our 2025 Form 10-K for further information.

Talent Development and Education

We believe the strength of our workforce is one of the significant contributors to our success as a global company and we recognize the positive impact that our employees make at our Company and for our clients and communities that we serve. All our employees contribute to our success and help us drive strong financial performance. Accordingly, attracting, developing and retaining global talent through learning and growth opportunities and creating a diverse and inclusive culture is central to our purpose, mission and long-term growth strategy.

Specifically, we promote employee development by reviewing strategic positions regularly and identifying potential internal candidates to fill those roles, evaluating job skill sets to identify competency gaps and creating developmental plans to facilitate employee professional growth. We invest in our employees through training and development programs, on the job experiences and coaching. We provide technical and leadership programs across the organization that enable colleagues to grow skills and capabilities to become more successful.

Please see "Item 1. Business - Human Capital" of our 2025 Form 10-K for further information.

Health and Safety

Safety is a core value of ours. The industries in which we operate have their own particular set of risks including hazards from our complex industrial manufacturing facilities such as manufacturing processes, mobile equipment, heavy and complex equipment, high pressure boilers, energy production, and the use and recovery of chemicals. Accordingly, we have created our "Road to Zero" health and safety program, which is a company-wide initiative designed to create healthy, safe and productive work environments with a goal of zero workplace injuries.

We continue to prioritize incident prevention over reactive measures by advancing our "Serious Injury or Fatality (SIF) Potential" reporting initiative. Any risk identified with SIF potential triggers a comprehensive investigation to determine root causes and evaluate process safety management factors, strengthening our ability to prevent future incidents. These insights allow us to model responses to eliminate the risk, where possible, by using the "hierarchy of controls" adopted by many of the world's leading health and safety organizations. Under this framework, our primary objective is the elimination of hazards, followed by substitution to a safer method and appropriate personal protective equipment and other controls. Ultimately, we leverage a data-driven approach to identify, monitor and educate our workforce to drive continuous workplace safety improvements. Many of our programs revolve around education, hazard identification, and risk mitigation strategies. These proactive initiatives bring safety to the forefront of our work practices. The Senior Safety Leadership Committee, referred to as the "SSLC", provides governance and high-level support to the programs. The SSLC meets on a regular basis to review performance, learn from experience and share best practices. Our team of safety professionals are dedicated to supporting line management and embedded safety committees who lead safety on a daily basis. We analyze all incidents carefully and adjust our prevention efforts accordingly.

ESG Oversight

Our Board is engaged in providing oversight, advice and assistance to our management in developing, implementing and monitoring environmental, social and governance policies, practices and strategies that will help foster our ESG-related sustainability goals in view of our strategic direction. This includes oversight of our approaches to managing climate-related impacts.

We manage and operate our business, including the natural resources under our care or direction, with a long-term view and focus on sustainability. We believe by doing so we will be able to deliver value to our customers, employees, Shareholders, communities and other stakeholders. We strive to maintain the highest environmental, social and governance standards. We believe that by caring for the health and safety of our workers, maintaining the environmental quality of our operations and being part of and actively engaged in the communities in which we operate, we enhance the value for all of our various stakeholders and our social license to operate.

Our Board delegates some of the oversight to the various committees, including the Environmental, Health and Safety Committee, the Audit Committee, the Governance and Nominating Committee and the Human Resources Committee. The Environmental, Health and Safety Committee assists the Board in overseeing the effectiveness of our activities related to the environment (including climate change), health and safety, including reviewing related sustainability practices, and, on an annual basis, our environmental priorities, to seek to ensure that we grow in a manner consistent with our long-term sustainability objectives and strategic plan. The Audit Committee is primarily tasked with reviewing the financial and assurance-related aspects of our sustainability initiatives. Our Governance and Nominating Committee is tasked with overseeing our governance practices and policies. Finally, our Human Resources Committee is responsible for overseeing the development and implementation of human capital development plans and succession planning practices to foster sufficient management depth to support our continued growth and the talent needed to execute long-term strategies.

Board: The Board is responsible for ensuring ESG risks and opportunities are integrated into our long-term strategy.

Governance and Nominating Committee: Oversees our governance practices and policies.

Human Resources Committee: Oversees the development and implementation of human capital development plans and succession planning practices to foster sufficient management depth at our Company to support our continued growth and the talent needed to execute long-term strategies.

Audit Committee: Reviews the financial and assurance-related aspects of our sustainability initiatives.

Environmental, Health and Safety Committee: Oversees the effectiveness of our sustainability practices, and reviews, on an annual basis, our environmental priorities and ensuring that we grow in a manner consistent with our long-term sustainability objectives and strategic plan.

Talent Management Oversight and Succession Planning

We employ a collaborative group of skilled, dedicated, resourceful and innovative individuals that support our core purpose and reflect our values every day. Investment in our people drives our excellence and accordingly, we are committed to attracting, retaining and developing quality personnel. In light of the importance of executive leadership, we have a succession planning process which is held at least semi-annually. The process encompasses a broad group of managers and executives up to and including the Chief Executive Officer.

Our Human Resources Committee, together with our Chief Executive Officer, reviews our executive succession planning procedures, including management development activities. We generally strive to appoint our most senior executives from within. To this end, individuals who are identified as having potential for senior executive positions are evaluated by the Human Resources Committee. The careers of such persons are monitored to ensure that, over time, they have appropriate exposure to our Board and interact with the Board in various ways, including through participation in certain Board meetings and other Board-related activities and meetings with individual directors, both in connection with director visits to our mills and otherwise. Our Human Resources Committee reviews and discusses with our independent directors the performance and assessment of certain executives and the succession plans for such positions including evaluation of potential successors. In addition, selected executives are provided with continuing management education through attendance at senior level educational programs, courses and seminars.

A primary responsibility of the Board is succession planning for our Chief Executive Officer. Our Human Resources Committee, together with our independent Chairperson, periodically reviews and discusses potential Chief Executive Officer succession plans in the short, medium and long term with the independent directors and the Board. As part of this process, our Chief Executive Officer discusses the strengths and areas for development of key succession candidates, their development progress and future development plans. This review includes discussions about contingency plans in the event of our Chief Executive Officer's unexpected departure for any reason.

Diversity, Equity and Inclusion

As outlined in our Human Rights Policy and our Code of Business Conduct and Ethics, our long-standing policy is to offer fair and equal employment opportunity to every person regardless of age, race, color, creed, religion, disability, marital status, sex, sexual orientation, national origin, or any other legally protected status. We strive to provide a work environment that is free from intimidation and harassment based on any of these characteristics.

Our goal is to continue to develop a culture of diversity and inclusivity within our workplace. From a business standpoint, we believe this can be a competitive advantage and we believe that making our workplace more equal and inclusive will provide us with unique perspectives, a better understanding of issues, and enhance our decision making and oversight of risk, ESG matters and our long-term strategy and will make us a stronger, more resilient and a more sustainable business over the long-term.

Our Director Nominations Process

Our Board is responsible for approving candidates for Board membership. The Board has delegated the screening and recruitment process to our Governance and Nominating Committee.

Criteria for Directors

Our Board believes that certain criteria should be met by director nominees to ensure effective corporate governance, support our strategies and businesses, account for individual director attributes and the effect of the overall mix of those attributes on the Board's effectiveness, and support the successful recruitment of qualified candidates for the Board. Qualified candidates are those who, in the judgment of the Governance and Nominating Committee, possess certain personal attributes and a sufficient mix of experience and related attributes to ensure effective service on the

Board. The personal attributes of director nominees that the Governance and Nominating Committee considers include:

•
Best Interests of All Shareholders. Each candidate must be prepared to represent the best interests of all Shareholders and not just one particular constituency;
•
Integrity. Each candidate shall be an individual who has demonstrated integrity and ethics in his or her personal and professional life and has established a record of professional accomplishment in his or her chosen field;
•
Independence. No candidate, or family member (as defined in NASDAQ rules) or affiliate or associate (as defined in federal securities laws) of a candidate, shall have any material personal, financial or professional interest in any present or potential competitor of ours;
•
Experience. Each candidate should possess professional and personal experiences and expertise relevant to our goal of being one of the world's leading forest products companies focused on kraft pulp, energy and chemical production, lumber and extractives;
•
Active Participation. Each candidate must be prepared to participate fully in Board activities, including active membership on at least one Board committee and attendance at, and active participation in, meetings of the Board and the committee(s) of which he or she is a member, and not have other personal or professional commitments that would, in the Governance and Nominating Committee's sole judgment, interfere with or limit his or her ability to do so;
•
Collegiality. Each candidate should contribute positively to the existing chemistry and collegial culture among Board members, while demonstrating the ability to reflect on feedback and offer independent, thoughtful perspectives; and
•
Diversity. Each candidate should contribute to the Board's overall diversity – diversity being broadly construed to mean a variety of viewpoints, perspectives, personal and professional experiences and backgrounds.

The Board prefers a mix of backgrounds and experiences among its members. The Board does not follow any ratio or formula to determine the appropriate mix. Rather, it uses its judgment to identify and determine nominees whose backgrounds, attributes and experiences, taken as a whole, will contribute to high standards of Board service.

Processes for Identifying Director Candidates

Our Governance and Nominating Committee has two principal methods for identifying potential Board candidates (other than those proposed by Shareholders, as discussed below).

Internal Process for Identifying Candidates
●

Our Governance and Nominating Committee solicits ideas for possible candidates from a number of sources, including other members of the Board, senior executives, individuals personally known to Board members and research.

●

Our Governance and Nominating Committee may, from time to time, use its authority under its charter to retain, at our expense, one or more search firms to identify candidates (and to approve such firms' fees and other retention terms).

Our Governance and Nominating Committee will also consider nominees recommended by Shareholders as candidates for Board membership. A Shareholder wishing to nominate a candidate for Board membership should provide written notice to the Governance and Nominating Committee in the care of the Secretary, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8. To nominate a candidate for election to the Board at an annual meeting, the notice must be received not less than 120 days before the first anniversary of the date of our Proxy Statement released to Shareholders in connection with the annual meeting held in the prior year. The notice should contain information about both the nominee and the Shareholder making the nomination, including such information regarding each nominee required to be included in a proxy statement filed pursuant to SEC rules and regulations and such other information sufficient to allow the Governance and Nominating Committee to determine if the candidate meets the criteria for Board membership described above. The Governance and Nominating Committee may require that the proposed nominee furnish additional information to determine that person's eligibility to serve as a director. All recommendations will be brought to the attention of the Governance and Nominating Committee.

Evaluation of Director Candidates

Working closely with the Board, the Governance and Nominating Committee develops criteria for director positions. Applying these criteria, the Governance and Nominating Committee will consider and evaluate all candidates identified through the processes described above, including incumbents and candidates proposed by Shareholders.

If, based upon the Governance and Nominating Committee's initial evaluation, the candidate continues to be of interest, members of the committee will conduct a full evaluation where they will interview the candidate and communicate their evaluation to the rest of its members and our Chief Executive Officer. Additional meetings between the candidate and other members of the Governance and Nominating Committee and our Chief Executive Officer may also be arranged. The Governance and Nominating Committee may request a third-party search firm to gather additional information about the prospective nominee's background and experience. Members of the committee will then evaluate the prospective nominee against the specific criteria that it has formulated for the position, as well as other applicable standards and qualifications, including, but not limited to: (a) the ability of the prospective nominee to represent the interests of our Shareholders; (b) the extent to which the prospective nominee contributes to the breadth of talent, skill and expertise of the Board; and (c) the extent to which the prospective nominee helps the Board reflect a diversity of backgrounds and experience. Ultimately, background and reference checks will be conducted by the Governance and Nominating Committee.

As a result of its work and consideration of potential candidates, the Governance and Nominating Committee endeavors to maintain an evergreen list of potential candidates.

Recommendation and Nomination

After consideration, the Governance and Nominating Committee will finalize its list of recommended candidates to the Board for its consideration. In selecting director nominees, the Board seeks to achieve a mix of members who bring to the Board the experience, qualities and attributes that are relevant to our strategic goals and long-term business plans. For more information on the key skills and experiences that the Board considers important in selecting director nominees, please see the section titled "Proposal 1 - Election of Directors", and for more information on the mix of qualification and experience that each of our current nominees' provide, please see their individual biographies in the section titled "Nominees for Election as Directors".

Candidates who are then recommended by the Governance and Nominating Committee and approved by our Board are included in our recommended slate of director nominees in our proxy statement. In connection with reviewing and evaluating new candidates, members of the Governance and Nominating Committee often meet several candidates personally, both formally and socially.

In connection with the Meeting, with Mr. Wallace electing not to stand for re-election at the Meeting, the Governance and Nominating Committee recommended and the Board unanimously approved that the number of directors serving on the Board for the ensuing year be fixed at nine.

Potential Future Changes to Nomination Process

Our nomination policies are intended to provide a flexible set of guidelines for the effective functioning of our director nomination process. Our Governance and Nominating Committee reviews the nomination policy at least annually to consider and make such modifications as may be required to reflect our then needs and circumstances and to address any changes in applicable legal or listing standards. Our Governance and Nominating Committee may amend the nomination policy at any time, in which case the most current version will be available on our website.

Board Size Considerations

When determining its optimal size, the Board considers and balances two primary goals:

•
the business need for diversity of experience, perspective, and expertise that aligns with our strategic goals and objectives; and
•
the need to be small enough to permit effective and open discussion and responsive and timely decision making.

The Board currently believes nine directors to be an appropriate size for the scope and nature of our business going forward in fiscal 2026.

Director Education

New Director Education

Our new director orientation program covers our vision, strategies, risks, financial matters, internal controls, corporate governance practices and policies, succession planning and non-director compensation. As part of such orientation, new directors generally visit our mills in person to better understand our operations and meet our senior operating people.

Continuing Education

Our continuing education program consists of regular visits to our operating facilities, meetings and social engagements with our operating personnel, customer visits and other meetings and visits on topical matters such as at research and development facilities. Directors also have access to committee meetings regardless of committee membership. We provide updates to our Board on relevant topics at meetings throughout the year. They also receive regular updates between Board meetings on our results of operations and matters relevant to our business. We also provide ongoing education to our directors through participation in the National Association of Corporate Directors. We also reimburse directors who attend education programs and institutions for fees and related expenses.

Director Evaluation

Our Board annually reviews its effectiveness and the effectiveness of its committees and individual directors as part of its ongoing commitment to improve their oversight, guidance and review of senior management.

This evaluation process is conducted by our Governance and Nominating Committee, which conducts an annual evaluation of our Board, Board committees and directors. The evaluation also evaluates our Chief Executive Officer and independent Chairperson. The process of evaluating the Chief Executive Officer is led by the chairperson of the Governance and Nominating Committee, the chairperson of the Human Resources Committee and/or the independent Chairperson. Such evaluations include self-evaluations, peer evaluations and written questionnaires and/or one-on-one confidential interviews between the independent Chairperson and other individual directors. The results of such evaluations are shared by the independent Chairperson and the Governance and Nominating Committee with the entire Board. These evaluations help the Board develop priorities, form part of our assessment of the skills and competencies needed by the Board to support our strategic objectives, consider potential director nominee candidates and refine our corporate governance practices.

Expectations of our Directors

In assessing our director effectiveness, we consider the following to be key criteria in each individual's performance:

DEDICATION • Prioritizes our needs • Commits fully to the accountability and success of our Board • Seeks to continuously improve and raise the bar	ENGAGEMENT • Engages fully and makes a meaningful contribution at all meetings • Actively promotes collegiality • Considers the input of others and provides thoughtful advice

INTEGRITY • Works for our greater good • Demonstrates high ethical standards • Upholds our values	COURAGE • Appropriately challenges the status quo • Can make tough decisions • Champions change

BUSINESS ACUMEN • Focuses on the right performance outcomes • Balances short-, medium- and longer-term objectives • Exhibits sound judgment and thoughtfully balances trade-offs	STRATEGIC ORIENTATION • Discusses pros and cons of strategic initiatives • Assesses global opportunities for alignment with our overall strategy

Shareholder Engagement

We believe that effective corporate governance should include regular, constructive conversations with our Shareholders. Over the past year, we have continued our engagement of Shareholders, including through the following:

•
certain of our executives meet regularly with financial analysts, investors and Shareholders and attend and present at investor conferences;
•
we broadcast live quarterly and annual earnings calls and archive them on our website;
•
Shareholders are encouraged to attend our annual meetings, where they have the opportunity to direct questions to our Chief Executive Officer and other NEOs. We have implemented a process for Shareholders to attend the Meeting through the Internet in order to better facilitate Shareholder participation; and
•
Shareholders can communicate with the Board as described below under "Shareholder Communications with Board".

We also annually evaluate proxy season trends, corporate governance best practices, regulatory developments, Shareholder feedback and our current practices.

Shareholder Communications with Board

Shareholders who wish to communicate with the Board (other than with respect to a complaint or concern regarding accounting, internal accounting controls or auditing matters which must be directed to the Audit Committee as described below) should send written correspondence to the Board in the care of the Secretary, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8. The correspondence should indicate that the person sending the correspondence is a Shareholder and set out the purpose of such communication. The Secretary will: (i) forward the correspondence to the director to whom it is addressed or, in the case of correspondence addressed to the Board generally, to our Chairperson; (ii) attempt to handle the inquiry directly where it is a request for information about our Company; or (iii) not forward the correspondence if it is primarily commercial in nature or if it relates to an improper topic. All such correspondence will be summarized for the Board periodically, and each such correspondence will be made available to any director upon request.

Complaint Procedure

The Audit Committee has established procedures for: (i) the receipt, retention and treatment of complaints we receive regarding accounting, internal accounting controls or auditing matters; and (ii) the confidential and anonymous submission by our employees and others of concerns regarding questionable accounting or auditing matters. A person wishing to notify us of such a complaint or concern should send a written notice thereof, marked "Private & Confidential'', to the Chair of the Audit Committee, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8.

Shareholding Guideline for Non-Employee Directors and NEOs

We have a target shareholding guideline in place for our non-employee directors which provides that each non-employee director should, within five years of becoming a director, own a minimum number of Shares which is equal in value to five times the amount of their annual cash retainer. As of the Record Date, all of our non-employee directors who have been directors for at least five years as of such date, including our Chairperson, met the guideline amount.

Our Share ownership policy for our NEOs requires our Chief Executive Officer to hold Shares having a value equal to at least five times his base salary and our other NEOs to hold Shares with a value equal to three times their respective base salaries. In addition to Shares held outright, unvested equity grants such as restricted stock units or deferred stock units ("DSUs") that are only subject to a time vesting condition count towards the ownership threshold. Our Chief Executive Officer and other NEOs have five and three years, respectively, from the date of their respective appointments to achieve the required threshold.

Review and Approval of Related Party Transactions

The Board recognizes that related party transactions can present a heightened risk of potential or actual conflicts of interest and may create the appearance that decisions are based on considerations other than our and our Shareholders' best interests. As a result, the Board prefers to avoid related party transactions. However, the Board recognizes that there are situations where related party transactions may be in, and not inconsistent with, our and our Shareholders' best interests.

As a result, pursuant to our Governance Guidelines and the Audit Committee's Charter, the Board has delegated to the Audit Committee responsibility for reviewing and approving the terms and conditions of all proposed transactions between us, any of our officers, directors or Shareholders who beneficially own more than 5% of our outstanding Shares, or relatives or affiliates of any such officers, directors or Shareholders, to ensure that such related party transactions are fair and are in our overall best interest and that of our Shareholders.

In the case of transactions with employees, a portion of the review authority is delegated to supervising employees pursuant to the terms of our Code of Business Conduct and Ethics.

The Audit Committee has not adopted any specific procedures for conduct of reviews and considers each transaction in light of the facts and circumstances. In the course of its review and approval of a transaction, the Audit Committee considers, among other factors it deems appropriate:

•
whether the transaction is fair and reasonable to us;
•
the business reasons for the transaction;
•
whether the transaction would impair the independence of one of our non-employee directors; and
•
whether the transaction is material, taking into account the significance of the transaction.

The Audit Committee has the authority to approve a related party transaction if the committee determines that the transaction is on terms that are not inconsistent with our and our Shareholders' best interests.

Any member of the Audit Committee who is a related person with respect to a transaction under review may not participate in the deliberations or vote respecting approval or ratification of the transaction, provided, however, that such director may be counted in determining the presence of a quorum at a meeting of the committee that considers the transaction.

DIRECTORS' COMPENSATION

Directors' Compensation

During the 2025 fiscal year, our non-employee directors were entitled to the following annual cash retainers and awards in respect of their Board term:

	Cash Retainer	Restricted Stock Awards/Deferred Stock Units
Non-Employee Directors (other than the Chairperson)	$80,000	$100,000(1)(2)
Chairperson	$135,000	$165,000(1)(2)
Chair of Audit Committee	$20,000	N/A
Chair of Human Resources Committee	$20,000	N/A
Chair of Governance and Nominating Committee	$20,000	N/A
Chair of Environmental, Health and Safety Committee	$20,000	N/A

(1)
In connection with his or her role as a non-employee director of Mercer, each non-employee director received grants of restricted stock (or at their election, DSUs or cash-settled deferred stock units ("Cash DSUs") in lieu of the restricted stock) equal to $100,000 annualized (for our non-employee directors), and $165,000 annualized (for our Chairperson). 269,554 of such awards vest on the date of this Meeting.
(2)
The grant date fair value is based on a Share value being the trading price at the time of grant multiplied by the number of stock awards. Non-employee directors who elected to receive DSUs in lieu of restricted stock are entitled to settlement of such units in Shares, upon ceasing to be a director, unless deferred in accordance with its terms, and non-employee directors who elected to receive Cash DSUs in lieu of restricted stock are entitled to settlement of such units in cash based on the fair market value of a Share and dividend equivalents upon ceasing to be a director, unless deferred in accordance with its terms.

Pursuant to our Non-Employee Director Compensation Plan and Directors' Cash Only Deferred Stock Unit Plan (together, the "Non-Employee Director Incentive Program"), our Chairperson and other non-employee directors are annually awarded restricted stock, or DSUs or Cash DSUs in lieu of restricted stock with a grant date fair value of $165,000 and $100,000, respectively. See "Non-Employee Director Incentive Program" below.

In fiscal 2025, we also reimbursed our directors for expenses incurred in connection with their duties as our directors. Our directors do not receive fees for attendance at meetings of the Board or a committee.

The Human Resources Committee is responsible for reviewing annually our director compensation practices in relation to those of our peer group companies. Any changes to be made to our director compensation practices must be recommended by the Human Resources Committee for approval by the full Board.

In 2026, our Board determined to institute a floor price of $4.00 for all annual equity grants and awards for 2026, including to executives, employees and members of the Board (not including pursuant to elections made by applicable directors to receive grants in lieu of their cash retainers). See "Executive Compensation Objectives and Program Design - 2026 Compensation Updates" for more information.

Non-Employee Director Incentive Program

The purpose of our Non-Employee Director Incentive Program is to enhance our ability to attract and retain non-employee directors by providing individual financial and tax planning flexibility. Under our Non-Employee Director Incentive Program, a non-employee director may elect to receive Cash DSUs, DSUs or restricted stock in lieu of their annual cash retainer (up to a maximum equal to the lower of such non-employee directors' annual cash retainer and $110,000) and/or their annual equity awards.

Non-employee directors who elected to receive DSUs in lieu of restricted stock are entitled to settlement of such units in Shares and accrued dividends in cash or Shares, upon ceasing to be a director, unless deferred in accordance with its terms, and non-employee directors who elected to receive Cash DSUs in lieu of restricted stock are entitled to settlement of such units and accrued dividends in cash based on the fair market value of a Share upon ceasing to be a director, unless deferred in accordance with its terms. Cash DSUs will vest: (x) in the case of Cash DSUs credited to a non-employee director in respect of their annual equity awards, the earlier of the date of expiry of the applicable Board term and the one year anniversary after the grant date; and (y) in the case of Cash DSUs credited to a director in respect of their annual cash retainers, upon the grant date.

Director Compensation Table

The following table sets forth information regarding compensation paid to our non-employee directors in their capacity as directors during the 2025 fiscal year. Mr. Bueno, as our Chief Executive Officer, did not receive any additional compensation for his services as director.

Name	Fees Earned or Paid in Cash ($)(1)	Stock Awards(2) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
William D. McCartney	135,000	165,000(3)	-	-	-	-	300,000
James Shepherd	100,000	100,000(4)	-	-	-	-	200,000
Alan Wallace	100,000	100,000(4)	-	-	-	-	200,000
Linda Welty	100,000	100,000(3)	-	-	-	-	200,000
Rainer Rettig	100,000	100,000(4)	-	-	-	-	200,000
Alice Laberge	80,000	100,000(5)	-	-	-	-	180,000
Janine North	80,000	100,000(5)	-	-	-	-	180,000
Thomas Corrick	80,000	100,000(3)	-	-	-	-	180,000
Markwart von Pentz	80,000	100,000(4)	-	-	-	-	180,000
Torbjörn Lööf(6)	-	-	-	-	-	-	-

(1)
Reflects the cash fees earned by non-employee directors whether or not such fees were deferred or received in equity.
(2)
Stock awards granted to non-employee directors consisted of shares of restricted stock or DSUs or Cash DSUs (if so elected by a non-employee director to be received in lieu of restricted stock) under our Non-Employee Director Incentive Program. The amounts shown represent the aggregate grant date fair value for Shares of restricted stock, DSUs and Cash DSUs, as determined under the Financial Accounting Standards Board Accounting Standards Codification Topic 718 ("ASC 718"), excluding any forfeiture adjustments. For a discussion of the valuation assumptions, see Note 1 to our consolidated financial statements included in the 2025 Form 10-K. The grant date fair value is based on an average Share value of $3.58 per Share, being the trading price at the time of the grant, multiplied by the number of stock awards granted to each non-employee director.
(3)
Each of Mr. McCartney, Ms. Welty and Mr. Corrick elected to receive 100% of their 2025 Board and committee equity compensation in DSUs under our Non-Employee Director Incentive Program as follows: Mr. McCartney received 46,090 DSUs on June 2, 2025 (vesting on the date of this Meeting), and Ms. Welty and Mr. Corrick received 27,933 DSUs on June 2, 2025 (vesting on the date of this Meeting). See "Non-Employee Director Incentive Program" on page 35.
(4)
Each of Mr. Shepherd, Mr. Wallace, Mr. Rettig and Mr. von Pentz received 100% of their 2025 Board and committee equity compensation in restricted stock as follows: each of Mr. Shepherd, Mr. Wallace, Mr. Rettig and Mr. von Pentz received 27,933 restricted stock on June 2, 2025 (vesting on the date of this Meeting).
(5)
Each of Ms. Laberge and Ms. North elected to receive 100% of their 2025 Board and committee equity compensation in Cash DSUs under our Non-Employee Director Incentive Program as follows: each of Ms. Laberge and Ms. North received 27,933 Cash DSUs on June 2, 2025 (vesting on the date of this Meeting). See "Non-Employee Director Incentive Program" on page 35.
(6)
Mr. Lööf did not stand for re-election at the annual meeting of Shareholders on May 30, 2025.

EXECUTIVE OFFICERS

The following provides certain background information about each of our executive officers other than Juan Carlos Bueno, whose information appears above under "Nominees for Election as Directors":

Richard Short, age 58, has served as Chief Financial Officer and Secretary since June 2023 and was previously the Vice President, Controller since February 2014 and as Controller from November 2010 to February 2014, prior to which he served as Director, Corporate Finance since joining Mercer in 2007. Previous roles include Controller, Financial Reporting from 2006 to 2007 and Director, Corporate Finance from 2004 to 2006 with Catalyst Paper Corporation and Assistant Controller at The Alderwoods Group Inc. Mr. Short holds a Bachelor of Arts in Psychology from the University of British Columbia and is a member of the Chartered Professional Accountants of British Columbia.

Adolf Koppensteiner, age 65, has served as Chief Operating Officer, Pulp Products since August 2022, and previously served as Chief Operating Officer since January 1, 2018 and has served as Managing Director, Operations and Technical of the Stendal mill since October 2013. Previously, he served as Mill Manager at the Rosenthal mill since joining Mercer in 2007. In the past, Mr. Koppensteiner was the Managing Director of Kvaerner Central Europe, where he was responsible for sales and service for fifteen years. His entire career has been in the pulp and paper industry, where he has held a variety of positions building up significant experience in engineering, project work, and pulp mill start-ups, as well as the development and optimization of operating processes.

Wolfram Ridder, age 64, has served as Senior Vice President, Innovation & Government Relations since February 2023, and previously served as Vice President of Business Development from 2005. Prior to this, he served as Managing Director at Mercer's Stendal mill from 2001 to 2005. Mr. Ridder also served as Vice President Pulp Operations, Assistant to Chief Executive Officer from 1999 to 2005 and Assistant Managing Director at the Rosenthal mill from 1995 to 1998. Prior to joining Mercer, Mr. Ridder worked as a scientist for pulping technology development at the German Federal Research Center for Wood Science and Technology in Hamburg from 1988 to 1995. Mr. Ridder has a Master of Business Administration and a Master of Wood Science and Forest Product Technology from Hamburg University.

Dr. Carsten Merforth, age 59, has served as Chief Operating Officer, Wood Products since August 2022, prior to which he was the Managing Director of the Friesau sawmill since April 2017. Dr. Merforth was previously the managing director of several high-capacity sawmills for Rettenmeier Holding AG from 2000 to 2010 and from 2013 to 2014 and Pfeifer Holz GmbH from 2010 to 2012. Dr. Merforth serves as a board member of the German Sawmill Association DeSH, is the Vice President of the Main Association of the German Wood Industry HDH and is a board member of the European Sawmilling Association EOS. He is also the spokesperson for the Raw Wood Working Group. He holds a Master of Forestry from Georg August University and a Doctorate of Forestry Economics from Albert Ludwigs University.

Cindy Alekson, age 52, has served as Vice President, Controller since April 2023. Before this, she held the position of Director, External Reporting since joining Mercer in November 2011. Her previous roles include management positions responsible for financial reporting for public companies across several industries, including mining, high-tech and consumer products. Ms. Alekson holds a Bachelor of Science degree from the University of British Columbia and is a member of the Chartered Professional Accountants of British Columbia.

Genevieve Stannus, age 56, has served as Vice President, Treasurer since February 2021 and as Treasurer from July 2005 to February 2021, prior to which she served as Senior Financial Analyst since joining Mercer in August 2003. Prior to her role at Mercer, Ms. Stannus held Senior Treasury Analyst positions with Catalyst Paper Corporation and Pacifica Papers Inc. Ms. Stannus has over twenty years of experience in the forest products industry. She is a member of the Chartered Professional Accountants of British Columbia.

Wolfgang Beck, age 52, has served as Senior Vice President, Global Product Sourcing since September 1, 2022. Mr. Beck has served in different leading functions in Mercer’s German wood business since 2005, and most recently, he was Managing Director of Mercer Holz since 2016. In the past, Mr. Beck worked for a German state forest organization and in the German financial sector at the beginning of his career. He has been Managing Director of wood2M since 2016, a joint venture company of Mercer and another pulp and paper manufacturer. Mr. Beck is a committee chairman or member of various wood industry associations.

Guy Arguin, age 61, has served as Chief Human Resources Officer since January 2022, prior to which he was Senior Vice President, Human Resources for the Global Resources sector of SNC-Lavalin and Senior Vice President Human Resources and Human Resources Director roles with British American Tobacco p.l.c. across the Middle East, Northern Europe, France and Canada. Mr. Arguin started his professional career with Domtar Corporation in Montreal. Mr. Arguin has diverse human resources experiences across several sectors, such as engineering and consulting services, oil and gas, mining, consumer products and pulp and paper. Mr. Arguin holds a Master's Degree in Industrial Relations and Human Resources from the Université du Québec en Outaouais and a Bachelor of Arts in Industrial Relations from McGill University. He is also a Certified Human Resources Professional and a certified Executive Coach from the Academy of Executive Coaching in the U.K.

SHARE OWNERSHIP OF CERTAIN BENEFICIAL OWNERS

There were 66,982,506 Shares issued and outstanding on the Record Date. Each Share is entitled to one vote on each matter at the Meeting.

Share Ownership of Certain Beneficial Owners

The following table sets forth information regarding the beneficial ownership of our Shares as of the Record Date by each Shareholder known by us to own more than five percent (5%) of our outstanding Shares other than as set forth under "Share Ownership of Directors and Executive Officers" below. Such information is based solely upon statements made in filings with the SEC or other information we believe to be reliable.

Name and Address of Owner	Number of Shares Beneficially Owned	Percent of Outstanding Shares(1)
Peter R. Kellogg c/o IAT Reinsurance Co. Ltd. 48 Wall Street, 30th Floor New York, NY 10005	24,380,929(2)	36.4%
Redwood Capital Management LLC 250 West 55th St., 26th Floor New York, NY 10019	4,648,133(3)	6.9%

(1)
The percentage of outstanding Shares is calculated out of a total of 66,982,506 Shares issued and outstanding on the Record Date.
(2)
Based on a Form 4 filed on March 10, 2026, Mr. Kellogg holds 965,929 Shares directly and 23,415,000 Shares indirectly via his spouse and various entities, including IAT Reinsurance Co. Ltd.
(3)
Based on a Schedule 13G/A filed on November 14, 2025.

Share Ownership of Directors and Executive Officers

The following table sets forth information regarding the ownership of our Shares as of the Record Date by: (i) each of our directors and nominees for director; (ii) each of our NEOs for 2025, being our Chief Executive Officer and Chief Financial Officer, and the three other most highly compensated executive officers; and (iii) all of our directors, director nominees and executive officers as a group. Unless otherwise indicated, each person has sole voting and dispositive power with respect to the Shares set forth opposite his name. Each person has indicated that he or she will vote all Shares owned by him or her in favor of each of the proposals to be considered at the Meeting.

Name of Owner	Number of Shares Beneficially Owned	Number of DSUs and Cash DSUs Beneficially Owned(1)	Percent of Outstanding Shares(2)
Juan Carlos Bueno(3)	75,615	-	*
William D. McCartney	113,650	64,906(4)(5)	*
James Shepherd	108,471(6)	-	*
Alan Wallace	73,901(6)	43,994(7)	*
Linda Welty	36,290	60,181(4)(8)	*
Rainer Rettig	74,396(6)	-	*
Janine North	13,743(9)	55,289(10)(11)	*
Alice Laberge	13,065	81,179(10)(12)	*
Thomas Corrick	-	50,008(4)(13)	*
Markwart von Pentz	27,933(6)	-	*
Richard Short(3)	51,382	-	*
Adolf Koppensteiner(3)	41,344	-	*
Carsten Merforth(3)	22,651	-	*
Wolfram Ridder(3)	73,755	-	*
Directors, Director Nominees and Executive Officers as a Group (18 persons)	805,459	355,557	1.2%

* Less than one percent (1%) of our issued and outstanding Shares on the Record Date.

(1)
Includes the number of dividend equivalents accrued with respect to DSUs as follows: Mr. Wallace: 1,380.6 Cash DSU dividend equivalents; Ms. North: 786.3 Cash DSU dividend equivalents; and Ms. Laberge: 1,438 Cash DSU dividend equivalents. Figures in the table have been rounded to the nearest whole number.
(2)
Based on 66,982,506 Shares outstanding on the Record Date.
(3)
Does not include performance share units granted under the Amended and Restated 2022 Stock Incentive Plan (the "2022 Plan") that have not vested as of the Record Date.
(4)
Each of Mr. McCartney, Ms. Welty and Mr. Corrick elected to receive 100% of their 2025 Board and committee equity compensation in DSUs under our Non-Employee Director Incentive Program as follows: each of Ms. Welty and Mr. Corrick received 27,933 DSUs on June 2, 2025 (vesting on the date of this Meeting), and Mr. McCartney received 46,090 DSUs on June 2, 2025 (vesting on the date of this Meeting). See "Non-Employee Director Incentive Program" on page 35.
(5)
Comprised of 18,816 vested DSUS and 46,090 unvested DSUs.
(6)
Each of Mr. Shepherd, Mr. Wallace, Mr. Rettig and Mr. von Pentz received 100% of their 2025 Board and committee equity compensation in restricted stock as follows: each of Mr. Shepherd, Mr. Wallace, Mr. Rettig and Mr. von Pentz received 27,933 restricted stock on June 2, 2025 (vesting on the date of this Meeting).
(7)
Comprised of 33,466.6 vested Cash DSUs and 10,527 vested DSUs.
(8)
Comprised of 32,248 vested DSUs and 27,933 unvested DSUs.
(9)
1,658 of such Shares are held by Ms. North's spouse, and Ms. North disclaims beneficial ownership of such Shares.
(10)
Each of Ms. Laberge and Ms. North elected to receive 100% of their 2025 Board and committee equity compensation in Cash DSUs under our Non-Employee Director Incentive Program as follows: each of Ms. Laberge and Ms. North received 27,933 Cash DSUs on June 2, 2025 (vesting on the date of this Meeting). See "Non-Employee Director Incentive Program" on page 35.
(11)
Comprised of 27,356.3 vested Cash DSUs and 27,933 unvested Cash DSUs.
(12)
Comprised of 10,094 vested DSUs, 43,152 vested Cash DSUs and 27,933 unvested Cash DSUs.
(13)
Comprised of 22,075 vested DSUs and 27,933 unvested DSUs.

HUMAN RESOURCES COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

Mr. Rettig, Ms. North, Mr. Wallace, and Ms. Welty served on the Human Resources Committee in fiscal year 2025. No member of the Human Resources Committee is a current or former employee of ours or has had any relationship requiring disclosure by us under the SEC's rules requiring disclosure of certain relationships and related party transactions. None of our current executive officers has ever served as a member of the Board or compensation committee (or other Board committee performing equivalent functions) of any other entity that has or has had one or more of its executive officers serve as a member of our Board or our Human Resources Committee.

INDEPENDENT COMPENSATION CONSULTANTS

The Human Resources Committee has the authority to engage independent compensation consultants. It has in the past and may in the future engage an outside consultant to assist it in assessing our executive compensation programs.

In 2025, the Human Resources Committee engaged the services of an independent compensation consultant, Mercer (Canada) Limited ("MCL"), which is a wholly-owned subsidiary of Marsh & McLennan Companies, to perform an executive compensation review, including a compensation review for our executive and director compensation and a review of our long-term incentive plan structure. MCL was paid an aggregate of $101,589 in 2025 in connection with such engagements.

In furtherance of maintaining the independence of the Human Resources Committee's compensation consultants, if any, the Human Resources Committee has sole authority to retain, terminate and obtain the advice of any selected consultant. Additionally, the Human Resources Committee's consultant will not perform any services for management unless approved by the Human Resources Committee.

Based on the policies and procedures implemented by the Human Resources Committee and by MCL to ensure the objectivity of MCL's executive compensation consulting services, the committee believes that the consulting advice it received from MCL is objective and not influenced by MCL's other relationships with us.

REPORT OF THE HUMAN RESOURCES COMMITTEE

The Human Resources Committee is fully engaged in both the goal setting and decision-making processes for our executive compensation programs. The Human Resources Committee has reviewed and discussed with management the following Compensation Discussion and Analysis. Based on such review and discussions, the Human Resources Committee recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and be incorporated by reference into our 2025 Form 10-K.

Submitted by the members of the Human Resources Committee.

Rainer Rettig, Chair

Janine North

Alan Wallace

Linda Welty

COMPENSATION DISCUSSION AND ANALYSIS

This Compensation Discussion and Analysis ("CD&A") provides information on our executive compensation programs. It discusses key objectives, policies, elements and designs of our executive compensation program and the considerations and reasons driving the Human Resources Committee's decisions on compensation for our NEOs for fiscal 2025. While the principles and objectives of our executive compensation programs extend to all of our executives, this CD&A primarily covers the compensation provided to our NEOs.

In this discussion and under "Compensation Objectives, Framework and Components", "Compensation Decisions and Outcomes" and "Executive Compensation Tables", "Committee" means the Human Resources Committee.

For fiscal 2025, we reported on the following five NEOs:

Juan Carlos Bueno President, Chief Executive Officer and Director	Richard Short Chief Financial Officer and Secretary

Adolf Koppensteiner Chief Operating Officer, Pulp Products	Carsten Merforth Chief Operating Officer, Wood Products	Wolfram Ridder Senior Vice President, Innovation & Government Relations

All of our NEOs are paid in currencies other than dollars. Mr. Short is paid in Canadian dollars and the remaining NEOs are paid in euros. As a result, reported compensation amounts decline in periods when the dollar strengthens against the euro and Canadian dollar and conversely increase when the dollar declines versus such currencies.

In this Proxy Statement, unless otherwise noted, such amounts have been converted into dollars using the relevant average exchange rate for the year based on the noon buying rates as certified for customs purposes by the Federal Reserve Bank of New York and posted by the Federal Reserve Board of Governors. Applying this formula, the average value of the C$ and euro to the dollar for the following fiscal years was as follows:

	2025	2024	2023
C$	0.7159	0.7302	0.7412
euro	1.1306	1.0820	1.0817

Executive Compensation Objectives and Program Design

As part of the design of our pay programs and the evaluation of performance of our NEOs, for fiscal 2025 the Committee, among other things, considers the following strategic and other objectives and performance measures that form the framework of our compensation philosophy:

OBJECTIVES	PERFORMANCE MEASURE AND WHY IT MATTERS
Operate World Class Assets

The operation and maintenance of modern, low-cost, reliable and energy efficient operations is key to producing stable returns through the economic cycle. Further, our manufacturing operations are capital intensive and complex. Our executives' ability to operate and maintain our assets at a high standard differentiates us from higher cost, lower efficiency competitors. We consider EBITDA to be the best indicator of our ability to successfully manage our assets. We also believe that EBITDA is the best indicator of the success of our executives in meeting the objectives of our Shareholders. In addition, we measure operating production and unit cost at each mill and the contribution of our NEOs in achieving these targets. To measure our executives' performance we measure EBITDA to our trend EBITDA targets with consideration to our annual plan. As a market check, we also consider EBITDA versus applicable TSR Peer Group companies (as hereinafter listed), both on an absolute basis and on an EBITDA per unit of production basis.

Grow and Diversify in Our Core Competencies

We are focused on growth in areas where we have a clear leadership position or high degree of competence to ensure that we can add value for Shareholders. We believe that a larger company will benefit Shareholders in terms of improved equity trading, liquidity and reduced variability of earnings. In addition, diversification can enhance the efficiency of our operations and reduce operational risks by increasing the value of the products we produce and by providing security of supply and lowering the price of key inputs to our production processes. Our core competencies lend themselves to growth in the areas of pulp, solid wood products, biomaterials and green energy. We measure our NEOs' performance in respect of our long-term performance based on Absolute Return on Average Assets and Relative Total Shareholder Return. We believe that our growth in areas of our core competencies should allow us to achieve improved profitability returns and superior Shareholder returns. These performance measures are the best indicators of our executives' long-term performance in creating Shareholder value due to the growth initiatives we pursue.

Manage the Integrity of our Balance Sheet and Liquidity

We focus on maintaining a balance sheet that allows us to advance our objectives through the full economic cycle, while giving us some flexibility to take advantage of strategic growth opportunities and returning capital to Shareholders. Our NEOs' contributions to maintaining a strong balance sheet throughout the economic cycle are important to enhancing long-term Shareholder value.

Sustainable Operations

We seek to meet best-in-class ESG standards. We measure the performances and contributions of our NEOs in achieving various targets in each of these areas, including, among others, based on GHG and health and safety based upon Total Recordable Incident Rates. We believe a high performance in these ESG standards is critical for our business and directly correlated to efficient operations and manufacturing performance. Further, we believe that our products, which are: (i) renewable wood-based fiber; (ii) carbon sequestering solid wood products; (iii) green energy; and (iv) naturally sourced biomaterials, are becoming more important for a world seeking to limit its reliance on fossil fuel-based products.

Develop Top Talent to Drive Sustainability and Execute our Strategy

Developing our talent through effective human capital management is a key component of our focus on sustainability and is critical to achieving our strategic objectives. We strive to develop a culture that attracts and develops the most talented people, teams and leaders. An important component of all of our executives' performance assessment is their ability to develop people, teams and leaders.

Individual Objectives	Our NEOs' progress on meeting pre-set and approved individual objectives for the fiscal year, most of which fall into the objectives above.

2026 Compensation Updates

In 2026, the Committee and Board implemented measures relating to our compensation programs to reflect current challenging market conditions and to align with our focus on liquidity. In furtherance thereof, and among other things, the Committee and Board approved the following measures:

•
Deferral of STIP awards: Given current market conditions and our focus on liquidity, short-term incentive program ("STIP") awards to our NEOs and certain other executives have been deferred for cash conservation purposes until the third quarter of 2026, at which time the Committee will review and make further recommendations based on various factors, including financial condition at the time.
•
Floor Price: To mitigate the impact of the current low trading price of our Shares and in furtherance of our goal of responsibly managing Share and equity usage under our 2022 Plan, the Committee and Board instituted a floor price of $4.00 for all annual equity grants and awards for 2026, including to executives, employees and members of the Board (not including pursuant to elections made by applicable directors to receive grants in lieu of their cash retainers). Such floor price is significantly above the trading price range of our Shares at the time of the equity grants.
•
Introduction of Cash-Settled PSUs: In order to minimize our longer-term burn rate and mitigate potential Shareholder dilution, the Committee and Board determined that performance share units or "PSUs" granted in 2026 would be granted as cash-settled PSUs, which are intended to be settled in cash to the extent that performance metrics are met. These performance metrics are linked to measures relating to financial performance and liquidity. See "Long-Term Incentive Program - 2026 LTIP Re-Design".

In addition, to better align long-term performance metrics with our strategy, our long-term incentive program ("LTIP") was re-designed in 2026 to adjust and revise, among other things, performance metrics and weightings, including the addition of a new performance criterion tied to our net leverage ratio in order to reflect our balance sheet goals. See "Long-Term Incentive Program - 2026 LTIP Re-Design" below for more information.

COMPENSATION OBJECTIVES, FRAMEWORK AND COMPONENTS

Objectives

Our executive compensation program is designed to achieve the following key objectives:

Target Pay Competitively	Align Compensation Metrics with Business Purpose
Attract and retain top talent by competing effectively for high quality individuals whose efforts and judgments are vital to our continued success	Closely align compensation with our business purpose and commitment to Shareholder value creation by focusing on long-term sustainable growth
Encourage Outcomes and Behaviors	Pay-for-Performance
Create an environment in which our executives are motivated to achieve and maintain superior performance levels and goals consistent with our overall business strategy	Reward and compensate our executives for their contributions to our overall success and for their individual performance during the relevant fiscal year
Align Interests with Shareholders	Modify Compensation to Align with Business Needs
Align the interests of our executives with the long-term interests and value performance of our Shareholders	Given the cyclicality of the industry in which we operate, provide the Board the discretion to modify compensation targets to meet business needs at the time

Key Principles

Our compensation framework for our NEOs is principally performance-based to support our overall business objectives and increase long-term Shareholder value. It is focused on the following key principles:

Market Competitiveness	At Risk Incentive Pay

Total target compensation levels should be competitive and at market median with other comparable companies operating within the forest products industry and other companies with which we compete for executive talent

A greater percentage of compensation for senior management should be tied to performance against measurable objectives, the majority of which are directly tied to our corporate performance

Pay-for-Performance	Shareholder Alignment
Compensation should be linked to both individual and our overall performance	Rewards should be linked to the creation of long-term Shareholder value including through the use of equity-based awards as a meaningful portion of our executives' compensation
Flexible Short-Term and Long-Term Incentives	Simple Pay Programs
Fixed and variable and short- and long-term compensation programs should be balanced to reinforce a performance-based culture	Overall compensation simplicity should be maintained to ensure broad employee understanding and acceptance
Clear Communication
Compensation should clearly communicate desired behavior and incentive pay programs should reward the achievement of performance goals by executives

Compensation Mix

We seek to accomplish our executive compensation objectives through an appropriate mix of short-term and long-term compensation, by providing a larger percentage of our executive officers' total compensation opportunity in the form of equity compensation and by ensuring that a significant portion of our executive officers' total pay opportunity is in the form of performance-based or at risk compensation.

In general, employees with more ability to directly influence overall business performance have a greater portion of:

•
variable, performance-based pay at risk; and
•
overall compensation provided through long-term incentives and equity incentive programs.

Fixed vs. Performance-based Compensation. We believe our mix of fixed (primarily base salary) and performance-based compensation (primarily annual cash incentives and PSUs and, in 2026, cash-settled PSUs), supports our overall pay-for-performance culture and drives superior business performance. The percentage of an executive's compensation opportunity that is performance-based, versus fixed, is based primarily on the employee's role.

For fiscal 2025, our Chief Executive Officer's percentage of target variable performance-based compensation to total target compensation was 75%.

Short-term vs. Long-term Compensation. We believe our total compensation mix of short-term (primarily base salary and annual cash incentive bonuses) and long-term (primarily PSUs and, in 2026, cash-settled PSUs and "restricted stock units" or "RSUs", each of which has a three-year performance period and vesting period, respectively) incentives encourages focus on both long-term strategic objectives and shorter-term business objectives without excessive risk.

Cash vs. Equity Compensation. We believe our mix of cash (base salary and annual cash incentive bonuses) and equity (primarily PSUs and, in 2026, cash-settled PSUs and RSUs) compensation, with a significant portion of each executive officer's total compensation opportunity coming through equity incentive grants, closely aligns the interests of our executives with those of our Shareholders.

Compensation Components

To achieve our objectives, we use a mix of four compensation components, being base salary, annual cash incentive bonuses, long-term equity incentives and other perquisites intended to be competitive in the market and with our competitors.

For 2025, our executive compensation program is comprised of the following core components:

COMPONENT	PURPOSE	KEY FEATURES	CHANGES FOR 2025
Base Salary • Cash	Compensate executives competitively for their roles with us. Attract and retain high quality executives
•
Based primarily upon job responsibilities, level of experience and skill as well as performance compared with annually established financial or individual objectives.
•
Consideration given to the impact an NEO is expected to make to our business in the future.
•
Targeted within the median range of our peer companies and consideration given to the markets in which we operate.
•
Provides a consistent cash flow to employees.
•
Committee normally considers salary adjustments for executive officers annually in the first quarter of the year.
•
Increases in salaries are generally based on the market level salary for the role an executive serves, overall budgets and specific talent needs. Small periodic adjustments are also made to reflect cost of living increases.
Cost of living adjustment.

Annual Incentive Bonus • Cash	To motivate and reward the achievement of financial and strategic priorities during the year
•
Based on the expectations of the Board and management for our financial and operating performance for a fiscal year including the contribution of an NEO in achieving our goals as set forth in our STIP.
•
It also includes an NEO's achievement of the individual goals established for each NEO annually based upon such NEO's position and responsibility.
•
Measure an NEO's performance in achieving financial targets and operating, ESG, strategic and other goals.
•
Consideration of recommendations by our Chief Executive Officer for bonuses to be paid to our NEOs other than our Chief Executive Officer.
None.

Long-term Equity Incentives • Performance Share Units • Restricted Stock • Restricted Stock Units • Deferred Stock Units • Performance Shares	To drive and reward long-term Shareholder value creation and to retain executives
•
Generally based upon the long-term financial and operating expectations of the Board and management and the contribution an executive officer is expected to make in the future in achieving such expectations.
•
Granted primarily in the form of performance share units with a three-year vesting period, the final settlement of which is adjusted for our absolute and relative financial performance over that three-year period. In 2023, 2024 and 2025, long-term equity incentives granted to NEOs were exclusively in the form of PSUs.
•
Generally produce value to our NEOs if the price of our Shares appreciates, thereby aligning their interests with those of Shareholders through increased Share ownership.
•
All equity awards thereunder are granted at a minimum value equal to the fair market value as of the date of grant. We define "fair market value" as the closing market price of our Shares quoted on NASDAQ on the date of grant.
•
Incentive grants reviewed on an annual basis as part of the Committee's analysis of total compensation and the balance between the different elements thereof.
None.

Perquisites and Other Benefits • Automobile • Health and retirement programs • Living/housing	To provide market-typical benefits to executives
•
Structured to be within a reasonably competitive range relating to our peer companies.
•
Automobile benefits include the lease of a vehicle along with the fuel and maintenance expenses thereon.
•
Health benefits may include periodic physical consultations, dental and pharmaceutical benefits.
•
Contributions made to a defined contribution pension arrangement to the extent permissible by law on a tax deferred basis. Amounts in excess of those allowed by tax authorities are recorded in unfunded accounts or remitted to an investment account with a third-party fund until retirement or termination.
•
Our Chief Operating Officer, Pulp Products, receives a housing allowance of €10,200 per annum.
None.

Other • Severance and change of control provisions	To provide protection against termination of employment for reasons beyond the executive's control	• Provided in certain executive employment contracts. • No "single trigger" change of control contracts.	None.

Compensation Governance

The Human Resources Committee consists of four independent directors. During 2025, the Committee met nine times and it has the overall responsibility for determining our compensation objectives and philosophy, and reviewing and recommending the strategy and design of our compensation, equity-based compensation and benefits program. The Committee is also involved in considering the results of annual performance evaluations and reviewing succession plans for leadership roles.

The Committee also continually reviews and considers best practices in executive compensation, Shareholder expectations and compensation practices of what we consider to be our peer companies in making its decisions regarding appropriate compensation levels.

The Committee submits key compensation elements for our executives to the independent members of the Board for their review and approval.

The Committee also receives information and support from independent compensation consultants, as well as management, both of which are considered in the ultimate recommendations the Committee makes to the Board.

Chief Executive Officer sets strategic direction and makes compensation recommendations and submits performance evaluations for executives other than himself

Oversees compensation programs, reviews and recommends compensation packages, objective performance measures, targets and goals for the executive leadership team, conducts the Chief Executive Officer performance evaluation and ensures compensation aligns with compensation philosophy

Approves the Committee's recommendations related to compensation strategy, design and outcomes

Annual Compensation Process

The Committee has a charter, which it reviews at least annually, which sets out the items that it will address during the year. The Committee primarily reviews and recommends items related to the Chief Executive Officer and reviews and approves broader executive officer compensation, including annual reviews of objective performance measures, performance targets and goals for executives participating in our annual incentive bonus plans and long-term incentive plans.

Our executive compensation decisions are generally made after the end of our fiscal year and when our financial statements for such year are finalized. In February 2026 the Committee approved base salaries for 2026 for senior management and recommended same to the Board for approval for the Chief Executive Officer. However, given current market conditions and our focus on liquidity, STIP awards to our NEOs and certain other executives have been deferred for cash conservation purposes until the third quarter of 2026, at which time the Committee will review and make further recommendations based on factors including financial condition at the time. During each year, the Committee monitors performance and evaluates comparison group compensation data which it uses to finalize awards made after the fiscal year end. The Committee's annual work plan includes, among other things, the following matters:

Human Resources Committee Annual Work Plan
Dec. – Feb.	Mar. – May	Jun. – Aug.	Sep. – Nov.
•
Evaluate prior year business performance and individual contributions in order to determine compensation decisions
•
Approve fiscal year compensation program design, long-term incentive awards and performance metrics for all incentive plans
•
Review and approve officer annual objectives
• Review Succession Plan practice and strategy • Review peer companies and benchmarking parameters • Review Committee performance • Review and approve CD&A
•
Review "say-on-pay" results
•
Review market trends and regulatory updates
•
Review benefit plans, perquisites, executive agreements and other executive policies
•
Review Succession and Development Plans for senior executives and key managers

•
Overall review of executive compensation program, levels and competitiveness
•
Review Compensation Risk Assessment
•
Review preliminary incentive plan for next fiscal year
•
Provide preliminary corporate assessment
•
Approve Committee charter
•
Provide Company objectives and targets for next fiscal year

Every Meeting
•
Review and approve minutes for prior meetings
•
Review performance progress updates against the incentive plan
•
Retain compensation consultants, as required, and review any independent reports
•
Review work with full Board

Management's Role in the Executive Compensation Process. With the exception of our Chief Executive Officer, our NEOs do not play a role in evaluating or determining executive compensation programs or levels. Our Chief Executive Officer annually submits for consideration to the Committee performance evaluations for our NEOs (other than himself) and recommendations as to their compensation levels, including salaries and bonuses. These recommendations are based upon performance against their annual performance goals and other performance factors. Such recommendations are also consistent with our compensation objectives. The Committee approves each NEO's (other than the Chief Executive Officer's) compensation in a meeting of the independent directors without management present and recommends the Chief Executive Officer's compensation to the independent directors for approval without management present.

The Committee does not request, and management does not provide, specific recommendations for compensation for our Chief Executive Officer. In accordance with NASDAQ rules, our Chief Executive Officer was not present when his compensation was being discussed or approved, did not vote on executive compensation matters and neither he nor other members of management attended executive sessions of the Committee.

Geographic Considerations. As our operations are located primarily in Europe, Canada and the United States, we also consider local market pay practices, availability of qualified management and the local cost of living.

Use of Board Discretion. The Board, through the Committee, retains the discretion to lower the compensation of our executives, including NEOs, even when the performance goals or targets of any aspect of the plans are achieved. In making such decisions, the Committee will consider a number of factors including the recommendation of the Chief Executive Officer, our overall financial condition, the state of the markets generally, and any other factor the Committee considers relevant.

Use of Consultants in Executive Compensation Process. For fiscal 2025, the Committee engaged MCL as its outside independent compensation consultant. The consultant attended meetings and had telephonic consultations with the

Committee and its members as requested by the Committee Chair. During fiscal 2025, MCL assisted in our reviewing and considering, among other things, our:

•
selecting an appropriate group of peer companies for benchmarking and comparative purposes;
•
total direct compensation, short-term incentives and long-term equity incentives for our Chief Executive Officer, Juan Carlos Bueno;
•
total direct compensation for our NEOs (primarily base salaries); and
•
long-term equity incentives and plans.

As part of their engagement, MCL considered and looked at different peer groups in each of Canada, the United States and the European Union on a market-by-market basis and assisted the Committee in selecting an appropriate peer group. In addition, MCL conducted a detailed review of our NEOs' compensation. Such review considered the three principal components of our NEOs' compensation being base salary, short-term incentives and LTIP. The review compared our NEOs' compensation relative to market and also considered the structure of our long-term incentive plan in light of Share availability and market practices. As a result of the nature of our global operations, where our NEOs are situated and the location of our competitors, MCL reviewed our compensation relative to market practices in each of Canada, the United States and the European Union. Additionally, MCL provided input in reviewing and validating information, compensation programs and recommendations.

Compensation Peer Group Companies and Benchmarking. The Committee annually reviews executive compensation levels and programs at various "peer group" companies, which are principally comprised of "small cap" and "mid-cap" forest and paper products companies operating in Canada, the United States and the European Union. Such companies generally have equity capitalization ranging between $150 million and $5 billion.

The report provided by MCL looked at and considered public filings from the following companies, categorized by geographic markets, for benchmarking purposes for fiscal 2025:

Canadian Comparator Group	European Comparator Group	United States Comparator Group
• West Fraser Timber Co. Ltd.; • Canfor Corporation; • Cascades Inc.; • Methanex Corporation; • Interfor Corporation; • Stella-Jones Inc.; • Western Forest Products Inc.; and • Chemtrade Logistics Income Fund.
•
Wacker Chemie AG;
•
Symrise AG;
•
Huhtamäki Oyj;
•
Fuchs Petrolub SE;
•
K+S Aktiengesellschaft;
•
Kemira Oyj;
•
Metsä Board Oyj;
•
SGL Carbon SE;
•
ENCE Energía Y Celulosa, S.A.;
•
Borregaard ASA;
•
Suominen Oyj; and
•
Rottneros AB.
• UFP Industries, Inc.; • Trinseo PLC; • Rayonier Advanced Materials Inc.; • Clearwater Paper Corporation; • Mativ Holdings Inc.; and • Magnera Corporation.

The list of compensation peer group companies used by the Committee in reviewing compensation practices for fiscal 2025 was updated by the Committee from fiscal 2024 to take into account the comparative market work done by MCL, which incorporated a review of the changing landscape of our industry (including competitors that were no longer independent or public companies) and a geographic "market check". Overall, the compensation peer group continues to represent an appropriate set of comparators based on industry, international presence, the markets in which we compete for talent and size across various financial measures. The Committee has determined such comparator companies were suitable to permit us to ensure that our compensation levels are within the range of comparative norms. In addition, these companies have executive compensation data that is publicly available.

We generally target salaries, bonuses and incentive compensation towards a median level or 50th percentile range on a geographically adjusted basis relative to peer companies for similarly experienced executives performing similar duties. Generally, awards are made within this range, although our program is flexible enough to allow the Committee to provide compensation above or below the 50th percentile in cases of exceptional individual and corporate performance or other individual factors relating to an NEO's performance. We benchmark against median compensation because it allows us to attract and retain executives, provides an incentive for executives to strive for better than average performance to earn better than average compensation and helps us to manage the overall cost of our compensation program.

While the Committee believes it is important to periodically review benchmarking data to determine how our executive compensation program compares to the programs used by peer companies, such reference points are only one element it uses in structuring our executive compensation program.

Target and Maximum Incentives and Realized Pay

For both our STIP and LTIP we establish "target" amounts and "maximum" amounts. These amounts are established as a percentage or multiple of an executive's "base salary". For example, in fiscal 2025, our Chief Executive Officer's STIP target was 100% of his base salary and his maximum was 200% of his base salary. Generally, executives with more senior positions will have higher target and maximum levels under our STIP and LTIP. We use this methodology not only for our NEOs but also for a broad group of executives. The actual amount our executives receive under our STIP and LTIP is based upon the Committee's assessment and determination of their achievement of the applicable performance metrics thereunder.

In assessing the effectiveness of our compensation programs, the Committee also considers and benchmarks our NEOs' realized pay. We consider realized pay to be the actual compensation amount our NEOs receive in any fiscal year and is principally comprised of base salary, the actual STIP amount received and LTIP equity awards that were achieved and vested in such year.

We believe this methodology of our STIP and LTIP provides our executives with competitive compensation opportunities while aligning with our Shareholders' interests.

Short-Term Incentive Program

The Committee believes that the STIP:

•
rewards our NEOs and executives by producing objective outcomes that are closely aligned with the interests of Shareholders; and
•
is transparent to executives and Shareholders.

Our STIP for fiscal 2025 provided that:

•
awards be based upon six components, being: (i) overall corporate Operating EBITDA; (ii) safety; (iii) GHG emissions (fuel oil) intensity; (iv) productivity; (v) unit production costs or unit profitability; and (vi) individual achievement;
•
the corporate Operating EBITDA component comprising 40% of the STIP for all executives was measured by how our Operating EBITDA achievement compared to the "target" Operating EBITDA ("STIP Target EBITDA"). STIP Target EBITDA was established and determined by the Committee based on estimates of EBITDA under mid-cycle pricing assumptions. At the end of each year, actual Operating EBITDA was compared to the STIP Target EBITDA, and the achievement of this component was measured. For fiscal 2025, the STIP Target EBITDA and payout were as follows:

% of STIP Target EBITDA Achieved	Payout of Target
<55%	0%
55%	50%
100%	100%
>150%	200%

•
the safety component, comprising 10% of the STIP for all eligible executives, was measured as follows:

Safety Target	Payout of Target
TRIR(1) > Minimum Target(2)	0%
Minimum Target ≥ TRIR > Target (2)	Between 50% and 100%; pro-rata straight-line basis between Minimum Target and Target
Target ≥ TRIR > Maximum Target(2)	Between 100% and 200%; pro-rata straight-line basis between Target and Maximum Target

(1)
Total Recordable Incident Rate.
(2)
The Minimum Target, Target and Maximum Target for 2025 were based on TRIR targets, which vary by mill and facility and were set with a view to achieving improved TRIR annually based on the specific requirements of, and past TRIR improvements at, each site. For NEOs, achievement levels were based on the average site-by-site results weighted by total working hours.

•
the GHG emissions (not applicable for our sawmill and mass timber operations), comprising 5% of the STIP for all eligible executives, was measured as follows:

GHG Emissions Target(1)	Payout of Target
GHG emissions > Minimum Target(2)	0%
Minimum Target ≥ GHG emissions > Target(3)	Between 50% and 100%; pro-rata straight-line basis between Minimum Target and Target
Target ≥ GHG emissions > Maximum Target(4)	Between 100% and 200%; pro-rata straight-line basis between Target and Maximum Target

(1)
Each of the thresholds for Minimum Target, Target and Maximum Target of GHG emissions (measured in kgCO2e/ADMT) were determined taking into consideration the specific circumstances of each of our mills. Accordingly, such thresholds varied with respect to each mill.
(2)
Minimum Target was mill and facility based and was equal to GHG emissions equivalent to 111% to 120% of the budgeted target of GHG emissions established for each mill and facility.
(3)
Target metrics were mill and facility based, and were equal to the budgeted target GHG emissions established for each mill and facility.
(4)
Maximum Target was mill and facility based and ranged from a value of 87% to 93% of the specific mill or facility target.
•
the production component, comprising 15% of the STIP for those eligible executives, was measured as follows:

Budgeted Production(1)	Payout of Target
Productivity < Minimum Target(2)	0%
Minimum Target ≤ Productivity < Target(3)	Between 50% and 100%; pro-rata straight-line basis between Minimum Target and Target
Target ≤ Productivity < Maximum Target(4)	Between 100% and 200%; pro-rata straight-line basis between Target and Maximum Target

(1)
Each of the thresholds for Minimum Target, Target and Maximum Target of productivity (total ADMTs or m3/hour, as applicable) were determined taking into consideration the specific circumstances of each of our mills and facilities. Accordingly, such thresholds varied with respect to each site. Further, with respect to our pulp mills, Target was based on annual production, for our sawmills, Target was based on productivity per hour and for our mass timber operations, Target was based on the dollar value of orders executed and delivered in fiscal 2025, percentage of project backcharges and percentage of project remakes. For our NEOs, payouts were based upon the average results of each of the sites, weighted by fiber consumption.

(2)
Minimum Target was calculated as productivity equal to, for our pulp mills: 90% of Target, for our sawmills: 95% of Target and for our mass timber operations: 85% of Target for orders executed and 150% of Target for each of project backcharges and project remakes.
(3)
Target metrics were mill and facility based, and were equal to the budgeted productivity established in accordance with our budgeted plans for each mill and facility and for our mass timber operations, in accordance with our budgeted ramp-up plan.
(4)
Maximum Target was calculated as productivity equal to, for our pulp mills: 103% of Target, for our sawmills: 103% of Target and for our mass timber operations: 115% of Target for orders executed and 50% of Target for each of project backcharges and project remakes.
•
the costs component, comprising 10% of the STIP for those eligible executives, was measured primarily as follows, provided that for certain mills, it was measured against profitability and the satisfaction of certain performance conditions and operational milestones:

Budgeted Costs/Profitability(1)	Payout of Target
Pulp mills: Costs > Minimum Target(2) Sawmills: Profitability < Minimum Target(2)	0%
Pulp mills: Minimum Target ≥ Costs > Target(3) Sawmills: Minimum Target ≤ Profitability < Target (3)	Between 50% and 100%; pro-rata straight-line basis between Minimum Target and Target
Pulp mills: Target ≥ Costs > Maximum Target(4) Sawmills: Target ≤ Profitability < Maximum Target(4)	Between 100% and 200%; pro-rata straight-line basis between Target and Maximum Target

(1)
Each of the thresholds for Minimum Target, Target and Maximum Target of costs and/or profitability were determined taking into consideration the specific circumstances of each of our sites. Accordingly, such thresholds varied with respect to each mill. Further, with respect to our pulp mills, Target was based on unit cost per tonne (cash production costs), for our sawmills, Target was based on EBITDA profitability per cubic meter of lumber and for our mass timber operations, Target was based on total EBITDA for 2025. For our NEOs, payouts were based upon the average results of each of the sites, weighted by fiber consumption.
(2)
Minimum Target was calculated as, for our pulp mills: unit costs per tonne equal to 120% of Target, for our sawmills: EBITDA profitability per cubic meter of lumber equal to 60% of Target and for our mass timber operations: approximately $10 million below Target.
(3)
Target metrics were mill and facility based, and were equal to the budgeted costs/profitability established in accordance with our budgeted plans for each mill and facility and for our mass timber operations, in accordance with our budgeted ramp-up plan.
(4)
Maximum Target was calculated as, for our pulp mills: unit costs per tonne equal to 90% of Target, for our sawmills: EBITDA profitability per cubic meter of lumber equal to 140% of Target and for our mass timber operations: approximately $10 million above Target.
•
the individual component, comprising 20% of the STIP for those eligible executives, were measured against annual goals and performance targets provided by management and reviewed and approved by the Committee;
•
the measurement period was a fiscal year and payout of awards was determined after year-end audited financial statements had been provided to and reviewed by the Committee;
•
for each of the STIP components above a stipulated minimum threshold, the Committee "interpolated" performance within ranges; and
•
the potential payout of awards under the STIP were determined in February 2026 for fiscal 2025. However, such STIP bonus payments have been deferred until the third quarter of 2026. See below for more information.

The following sets out the annual bonus opportunities of our NEOs as a percentage of their 2025 base salary upon achieving the STIP target components:

	Target	Maximum
Juan Carlos Bueno	100%	200%
Richard Short	75%	150%
Adolf Koppensteiner	75%	150%
Carsten Merforth	75%	150%
Wolfram Ridder	65%	130%

The Committee has discretion to lower awards under the STIP if it determines that circumstances so warrant.

In February 2026, the Committee determined that, given current market conditions and our focus on liquidity, STIP awards to our NEOs and certain other executives have been deferred for cash conservation purposes until the third quarter of 2026, at which time the Committee will review and make further recommendations based on various factors, including financial condition at the time.

Long-Term Incentive Program

Our 2022 Plan allows the Committee to grant equity awards to our executives in the form of options, stock appreciation rights, restricted stock, restricted stock units, performance shares, performance share units and deferred stock units.

Pursuant to our LTIP, the Committee primarily uses "performance share units", or "PSUs", to provide long-term equity-based compensation to our executives, including our NEOs. In 2026, such long-term equity-based compensation will also include RSUs and cash-settled PSUs. See " - 2026 LTIP Re-Design" for more information.

PSUs vest after a three-year period and, as such, are designed to reward sustained performance over the period, rather than over a single year. RSUs also vest after a three-year period and are designed to promote long-term retention. As a result, we believe PSUs and RSUs incent executives to drive long-term performance, thereby aligning our executives' interests with the long-term interests of Shareholders.

Pursuant to the LTIP, we make annual grants of PSUs to our executives that vest based on the Committee's assessment of the achievement of certain prescribed three-year performance criteria. Commencing in 2019, the performance criteria for PSUs has been comprised of the following, weighted equally:

•
"Absolute Return on Average Assets" ("ROAA"); and
•
"Relative Total Shareholder Return" ("TSR"),

(the "LTIP Performance Criteria").

To incent performance, each component of the LTIP Performance Criteria has a scale so that an executive can achieve from 0% to 200% of the target award amount, with the Committee "interpolating" performance between ranges above the stipulated minimum threshold, below which there will be no payment. Each of the following LTIP Performance Criteria elements are weighted equally:

(1)
ROAA. Calculated by dividing our net income by average assets, with the result for the three-year performance period being a simple average of the ROAA for each of the three years.

The ROAA component for the PSUs granted in 2023, 2024 and 2025 is as follows:

Three-Year Average ROAA	Payout of Target
<2%	0%
2% to 4.99%	50% to 99%
5.00% to 7.99%	100% to 199%
>8.00%	200%

(2)
Relative TSR. The return on the Shares, including price appreciation and dividend payouts, over the three-year performance period relative to the TSR Peer Group companies (as listed below).

The TSR component for the PSUs granted in 2023, 2024 and 2025 is as follows:

TSR Percentile Ranking to Peers	Payout of Target
<25th percentile	0%
25th to 49th percentile	50% to 99%
50th to 75th percentile	100% to 199%
>75th percentile	200%

For fiscal 2025, the TSR Peer Group companies were:

• Borregaard ASA; • Canfor Pulp Products Inc.; • Empresas CMPC S.A.; • ENCE Energia y Celulosa SA; • International Paper; • Klabin S.A.; • Metsä Board Oyj;	• Rayonier Advanced Materials Inc.; • Rottneros AB; • Stora Enso Oyj; • Suzano S.A.; • Svenska Cellulosa Aktiebolaget SCA; • UPM-Kymmene Oyj; and • West Fraser Timber Co. Ltd.

The TSR Peer Group companies against which TSR is measured were selected to ensure a global comparator with a comparable product mix, which we believe is the best comparator for Shareholder returns. The Committee regularly adds and removes companies that no longer meet relevant comparator criteria.

For each component of the LTIP Performance Criteria, the Committee will "interpolate" performance between ranges. For the TSR component of the 2025 PSUs, the Committee uses, as the starting price of the various securities, the average trading price of the securities, including dividend reinvestments, for the first 20 days of trading of 2025 and, as the end price, including dividend reinvestments, the average trading price of the securities for the last 20 days of trading in 2027. Any awards under the LTIP that do not vest pursuant to the applicable performance criteria are forfeited.

The Committee assesses the applicable performance criteria for PSUs based upon the audited financial statements of a completed three-year performance period.

The Committee believes that: (i) having a multi-year performance period increases executive focus on long-term performance and better aligns the interests of our executives with our Shareholders; and (ii) the components of the applicable performance criteria are important measures of our overall business performance and Shareholder return.

The annual granting of PSUs and RSUs ensures the continuity of these incentives, as the performance or vesting periods, as applicable, of PSUs and RSUs granted in different years overlap and expired or vested awards are "replaced" each year with new grants. Each PSU and each RSU is equivalent to one Share. As a result, the number of PSUs granted to executives was 200% of the target level, being the maximum amount of Shares that our executives may earn.

The Committee assesses the effectiveness of the LTIP each year and makes adjustments, if needed, to the LTIP.

Under the 2022 Plan, with respect to performance shares or PSUs, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met, and each such outstanding performance share or PSUs achieved at 100% target level shall become immediately payable upon the occurrence of a triggering event occurring within 12 months of a change of control. See "Narrative Discussion on Potential Payments upon Termination or Change of Control". With respect to RSUs, all RSUs shall become fully and immediately vested upon the occurrence of a triggering event occurring within 12 months of a change of control.

2026 LTIP Re-Design

For awards in fiscal 2026, following a compensation review conducted by MCL, the Committee approved a re-design of certain elements of the LTIP, including with respect to the variable compensation vehicle mix, PSU performance metrics and weightings and determination of the TSR Peer Group (the "LTIP Re-Design"). Such LTIP Re-Design comes into effect in 2026. The Committee believes that the LTIP Re-Design better aligns our incentive compensation program with prevailing market practices and our strategic debt reduction goals, promotes retention and will incent management to take more accountability in improving balance sheet flexibility and becoming more disciplined in capital resource management.

Pursuant to the LTIP Re-Design, the variable compensation vehicle mix was re-designed from a mix of 100% PSUs for all eligible executives, managing directors and employees, to a 70% PSU and 30% "restricted stock unit" or "RSU" mix for our executives, including our NEOs, and managing directors, and a 100% RSU mix for all other employees below the managing director level. For 2026, our Board and Committee determined to address the PSU portion of the LTIP through the grant of cash-settled PSUs in order to preserve equity usage and minimize burn rate. See "Executive Compensation Objectives and Program Design - 2026 Compensation Updates" for more information.

Each RSU is equivalent to one Share. Such RSUs vest after a three-year period, which we believe, like the PSUs, will incent managing directors and employees to drive long-term performance and will additionally promote executive and employee retention. Under the 2022 Plan, each Share of outstanding RSUs shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse upon the occurrence of a triggering event occurring within 12 months of a change of control. See "Narrative Discussion on Potential Payments upon Termination or Change of Control".

In addition, in 2026, the Board instituted and utilized a floor price of $4.00 for all annual equity grants and awards for 2026, including to executives, employees and members of the Board (not including pursuant to elections made by applicable directors to receive grants in lieu of their cash retainers).

Commencing in 2026, pursuant to the LTIP Re-Design, the performance criteria for PSUs, including cash-settled PSUs, will be comprised of the following:

•
TSR, weighted at 50%;
•
ROAA, weighted at 25%; and
•
"Net Leverage Ratio" ("NLR"), weighted at 25%,

(the "LTIP Re-Design Performance Criteria").

After careful review by the Committee and in consultation with MCL, the Committee has determined that it would be appropriate to transition from a custom-selected TSR Peer Group to an index-based peer group for the purposes of measuring relative TSR. Although we have historically used a custom peer group designed to consist of companies that share a comparable product mix, the identification of strong natural peers has become increasingly challenging. Furthermore, we believe that a shift to an index-based approach will simplify administration and communication, remove potential subjectivity, and better reflects the broader scope of capital competition. Accordingly, for PSUs granted in 2026, the TSR Peer Group will shift to a 50/50 blend of European and Canadian small-cap indices composed of the S&P/TSX Small Cap Index and STOXX Europe Small 200 Index, which better aligns with our asset base, exposure, valuation context and macroeconomic environment.

Each component of such LTIP Re-Design Performance Criteria has an achievement scale as described above in respect of the LTIP Performance Criteria, with the NLR component scaled and measured as follows:

•
NLR. Calculated by dividing our "net debt" by Operating EBITDA, with the result for the three-year performance period being the lowest ratio achieved and sustained, on average, over three consecutive quarters, with the relevant "Last Twelve Months" periods falling entirely within the performance period and starting no earlier than the quarter ending December 31, 2025.

The NLR component for the PSUs granted in 2026 will be as follows:

Three-Year Average Lowest NLR	Payout of Target
NLR > 4.0	0%
2.5 < NLR ≤ 4.0	50% to 99%
2.0 < NLR ≤ 2.5	100% to 199%
NLR ≤ 2.0	200%

The NLR component was selected as a new performance criteria as it reflects our long term goal to enhance our balance sheet flexibility and reduce indebtedness. NLR is widely used by equity and credit analysts, and we believe it is highly aligned with our strategic debt reduction objectives and long-term goals.

Individual Officer Performance Evaluations and Measures

In making compensation decisions, the Committee annually evaluates the performance and individual accomplishments of our Chief Executive Officer and our other NEOs. Such evaluation is a subjective analysis conducted, in part, with reference to our strategic objectives as measured by the performance measures discussed below and partly against each NEO's annual performance goals which were previously provided to and accepted by the Committee.

Compensation Risk Management

Total Compensation. At least annually, the Committee reviews total compensation levels for our NEOs, including each element of compensation and its proportion of total compensation. In determining the appropriate target total compensation for each NEO, the Committee reviews each individual separately and considers a variety of factors in establishing his or her target compensation. These factors may include the NEO's time in position, unique contribution or value to our recent performance, geographic location and market practices and whether there is a particular need to strengthen the retention aspects of the NEO's compensation. In its review of total compensation, the Committee also considers benchmarking information with respect to peer companies.

The Committee has no predetermined specific policies on the percentage of total compensation that should be "cash" versus "equity" or "short-term" versus "long-term". The Committee's practice is to consider peer company data and these relationships in the context of our compensation philosophy to determine the overall balance and reasonableness of our NEOs' total compensation packages.

Risk Considerations. We have designed our total direct compensation (base salary, annual incentive bonus, long-term equity incentive compensation and perquisites) to encourage our executives to take appropriate risks to improve our performance and enhance long-term Shareholder value. We believe that the design and objectives of our executive compensation program provide an appropriate balance of incentives for executives and to mitigate undue risks. In this regard, our executive compensation program includes, among other things, the following design features:

•
a pay-for-performance philosophy whereby variable compensation is based on a variety of performance goals, including overall corporate and individual performance goals;
•
a balanced mix of fixed versus variable compensation and cash-based versus equity-based compensation whereby a majority of NEOs' total compensation is variable or at risk;
•
a balanced mix of short-term and long-term incentives;
•
long-term performance awards for executives have historically been principally in the form of PSUs which have performance based vesting requirements measured over a three-year period, and starting in 2026, such awards are principally in the form of a mix of 70% PSUs (for the 2026 fiscal year, such PSUs are comprised of cash-settled PSUs) and 30% RSUs, with the RSUs having a three-year vesting period, thereby incentivizing retention and long-term performance;
•
an STIP that primarily uses objective measures;
•
Committee discretion to lower annual incentive award amounts;
•
a stock ownership policy;
•
a prohibition on hedging and pledging our stock; and
•
clawback provisions for performance and variable pay.

Management and the Committee have considered and assessed our compensation objectives, philosophy, and forms of compensation for our executives to determine whether the risks arising from such policies or practices are reasonably likely to have a material adverse effect on us. Based upon such review, we have determined that our compensation practices and policies do not create risks that are reasonably likely to have a material adverse effect on us.

Internal Pay Equity. The Committee considers internal pay equity, among other factors, when making compensation decisions. However, the Committee does not use a fixed ratio or formula when comparing compensation among executive officers. Our Chief Executive Officer is compensated at a higher level than other executive officers due to his significantly higher level of responsibility and accountability. Our Chief Executive Officer generally receives more of his pay in the form of long-term incentive equity compensation and at risk compensation relative to the other NEOs. As a result of our Chief Executive Officer's responsibility for our overall performance, the Committee and our independent directors believe that compensating the Chief Executive Officer at a higher level than other executives and weighting the Chief Executive Officer's total compensation more heavily towards long-term equity incentive compensation and at risk compensation is consistent with our compensation objectives, market practices and appropriately reflects his contribution.

We believe the fiscal 2025 target total direct compensation for the NEOs other than the Chief Executive Officer in relation to the compensation targeted for the Chief Executive Officer and to one another was reasonable and appropriate given each such executive's responsibilities and our financial and operating performance for the year. The differences in compensation among our NEOs relative to each other and our Chief Executive Officer are based on market differences for the particular job, job responsibilities and scope, professional experience, geographic compensation practices and adjustments for individual performance.

Variable Pay at Risk

Our executive compensation program provides that a majority of compensation awarded to our NEOs, especially our Chief Executive Officer, is variable, performance-based compensation and "at risk". The percentage of our executives' compensation opportunity that is variable or at risk versus fixed is based primarily upon the executive's role and, to a lesser extent, geographic location. Generally, executives with more ability to directly influence overall performance have a greater portion of pay at risk through our STIP and LTIP. Further, as a result of local market practices and customs, our North American-based executives generally have a greater portion of their compensation at risk, including the opportunity to earn greater rewards, than our European-based executives.

Post-Retirement Compensation. We provide retirement benefits to our NEOs through our North American and European retirement programs.

The North American program is a defined contribution type structure whereby a contribution of 12% of base salary, which includes a notional matching component of 2%, of a combined total of 100% of gross salary and 50% of cash bonus payments up to the annual maximum registered retirement savings plan ("RRSP") limit, is remitted to an investment account held in the name of the employee. To the extent that the contributions exceed limits established by tax legislation, the amount that exceeds the limit is credited to an unfunded account. Our Chief Financial Officer is the only NEO participating in the North American program.

The European program is a defined contribution type structure whereby we make contributions to a German government regulated pension plan in an amount equal to 10% of a combined total of each participating German executive officer's gross salary and half of such executive's cash bonus payments. To the extent that the contributions exceed limits established by tax statute, the amount that exceeds the limit is primarily paid to a fund managed by a third party where it is held on the employee's behalf. Our Chief Executive Officer and Messrs. Koppensteiner, Merforth and Ridder are the NEOs participating in the European program. Any amounts in excess of permissible limits are recorded as a liability owing to the executive.

Change of Control and Severance Agreements. A number of the employment agreements we have entered into with our NEOs provide for specified payments and other benefits in the event of a change of control. Such change of control provisions are described in greater detail under "Employment Agreements with our Named Executive Officers" beginning on page 71 and under "Potential Payments upon Termination or Change of Control" beginning on page 75 of this Proxy Statement. The purpose of the change of control agreements is to encourage key management personnel to remain with us and to help avoid distractions and conflicts of interest in the event of a potential or actual change of control so that the executives will focus on a fair and impartial review of any proposal on the maximization of value. We believe that we have structured agreements to be reasonable and to provide a temporary level of protection to our NEOs in the event of employment loss due to a change of control. In addition, our 2022 Plan provides that upon the termination of employment of any NEO within 12 months of a change of control, each outstanding option and stock appreciation right held by such NEO shall automatically become fully and immediately vested and exercisable, each share of restricted stock or RSU shall become fully and immediately vested and all forfeiture and transfer restrictions thereon shall lapse, and each performance share or PSU, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met, and each such outstanding performance share or PSU achieved at 100% target level shall become immediately payable. The accelerated vesting and exercisability in the event of a termination of employment occurring subsequent to a change of control is intended to allow executives to recognize the value of their contributions to us regardless of management decisions following termination.

The employment agreements of our NEOs provide for severance payments in certain circumstances. The specific amounts that a particular NEO would receive as a severance payment are described under "Potential Payments upon Termination or Change of Control" beginning on page 75 of this Proxy Statement.

Recoupment of Incentive Compensation. Our Clawback Policy provides that, in the event of an accounting restatement due to material non-compliance with any financial reporting required under securities laws, we shall promptly recoup erroneously awarded incentive-based compensation received by current and former executives during the three completed fiscal years immediately preceding the date we are required to prepare such restatement, as required by applicable securities laws and NASDAQ rules. In addition, our policy also provides for forfeiture or clawbacks of awards in specified additional cases where we determine an executive has engaged in material misconduct, material failure to comply with our policies or personal misconduct that is detrimental to us.

Anti-Hedging and Anti-Pledging Policies. Our Hedging Transactions Policy prohibits senior executives from engaging in hedging transactions designed to offset decreases in the market value of our stock, including certain forms of hedging and monetization transactions, including zero-cost collars, prepaid variable forward sale contracts, equity swaps and exchange funds. Our Securities Law Compliance Policy cautions executives from holding our stock in a margin account or pledging our stock as collateral for loans.

Timing of Equity Awards. Equity awards are made by the Human Resources Committee generally only on dates that the Committee meets. Committee meetings are normally scheduled well in advance and are not scheduled with an eye to announcements of material nonpublic information. From time to time, awards are also made in connection with the appointment of an executive officer or director. The Committee may consider material nonpublic information to ensure that awards are granted in compliance with applicable laws and regulations. The Committee sometimes makes an award with an effective date in the future, which may be contingent or designed to take effect after the announcement of material nonpublic information. We do not time the disclosure of material nonpublic information for the purpose of affecting the value of executive compensation. The Committee may make an award by unanimous written consent if the proposed award has previously been reviewed by the Committee.

NEO Share Ownership Policy. In 2019, we adopted a share ownership policy for our NEOs which requires our Chief Executive Officer to hold Shares having a value equal to at least five times his base salary and our other NEOs to hold Shares with a value equal to three times their base salary. Our Chief Executive Officer and our other NEOs have five and three years, respectively, from the date of their respective appointments to achieve the required threshold.

In addition to Shares held outright, unvested equity grants such as restricted stock units, DSUs and Cash DSUs that are only subject to a time vesting condition count towards the ownership threshold.

Summary

We believe that our executive compensation program has been appropriately designed to achieve our compensation objectives and does not create risks that are reasonably likely to have a material adverse effect on us.

While we review our executive compensation program from time to time, we believe it is competitive, performance driven, consistent with Shareholder interests and fair and reasonable overall. We believe that our compensation levels fairly reflect our operating and financial performance and are appropriate relative to peer companies.

Some of the compensation practices we employ to achieve our objectives include:

What We Do	What We Don't Do
•
Pay for performance philosophy with a majority of pay at risk
•
Incorporate performance-based equity awards in overall compensation for NEOs with vesting requirements determined and judged by our Human Resources Committee
•
Manage Share usage conservatively
•
Conduct annual "say-on-pay" advisory votes
•
Maintain a clawback policy that covers cash and equity and that is beyond what is required by the Sarbanes-Oxley Act of 2002 and applicable stock exchange requirements
•
Assess risks to our compensation policies and practices
•
Maintain a stock ownership policy for our directors and NEOs
•
Utilize an independent executive compensation consultant periodically
•
Annually review the Human Resources Committee's charter

•
Do not have single-trigger change-in-control executive contracts
•
Do not provide significant perquisites
•
Do not provide "defined benefit" retirement plans for our executives
•
Do not provide supplemental executive retirement plans for our executives
•
Do not provide excise tax gross-ups of perquisites, other than with respect to certain housing allowances
•
Do not re-price stock options without Shareholder approval; no grants below fair market value
•
Do not pay dividends on unvested long-term equity incentives to our executives
•
Do not allow executives to engage in hedging, short sales or derivative transactions with respect to our stock

How the Committee Considered the 2025 Advisory Vote on Our Compensation Program

We provided Shareholders a "say-on-pay" advisory vote on our executive compensation in 2025. At our 2025 annual meeting of Shareholders, Shareholders expressed very substantial support for the compensation of our NEOs, with approximately 99.8% of the votes cast for approval of the "say-on-pay" advisory vote on executive compensation. Our Human Resources Committee and Board value the opinions of our Shareholders and consider those opinions when making compensation decisions. To the extent we receive a significant vote against the compensation of our NEOs, we will consider our Shareholders' concerns and the Committee will evaluate whether any actions are necessary to address those concerns. The Committee did not make any changes to our executive compensation program and policies as a result of the 2025 "say-on-pay" advisory vote.

COMPENSATION DECISIONS AND OUTCOMES

Fiscal 2025

In fiscal 2025, our operating results were impacted by a challenging hardwood pulp environment and higher fiber costs stemming from the current economic climate and continuing global trade uncertainty. Despite these challenges, we focused on managing costs and liquidity and improved our underlying performance.

In fiscal 2025, we:

•
realized approximately $30.0 million in cost savings and operational reliability improvements towards our “One Goal One Hundred” program. This core initiative targets $100.0 million in total profitability improvement actions by the end of 2026, using 2024 as a baseline;
•
continued to grow the order book for our mass timber products, with mass timber production expected to ramp up in 2026; and
•
commissioned a pilot program for the operation of a carbon capture demonstration unit at our Peace River mill.

Selected Strategic Highlights

In addition to their contributions and leadership, the following outlines an overall assessment of our executives' contribution in fiscal 2025 to achieving our strategic objectives and targets:

Operations

The operation and maintenance of modern, low-cost, reliable and energy efficient operations is key to producing stable returns through the economic cycle. In fiscal 2025, we:

•
implemented $88.6 million of capital projects at our operations, primarily related to completion of the wood room project at our Celgar mill, log yard upgrades at our Torgau facility and Friesau mill, upgrades to the digester evaporator and a new turbine generator at our Rosenthal mill, lime kiln improvements at our Stendal mill, sorting line upgrades and other strategic projects at our mass timber facilities and maintenance projects across our operating segments; and
•
achieved record lumber production at our Torgau facility in 2025.

Growth and Diversification of our Core Competencies

We are focused on growth in areas where we have a clear leadership position or high degree of competence to ensure that we can add value for Shareholders. In fiscal 2025, despite the challenging environment and while focusing on managing costs and liquidity, we:

•
continued to grow the order book for our mass timber products, with mass timber production expected to ramp up in 2026; and
•
commissioned a pilot program for the operation of a carbon capture demonstration unit at our Peace River mill.

Sustainable Operations

We manage and operate our business, including the natural resources under our care or direction, with a long-term view and focus on sustainability. We believe by doing so we will be able to deliver value to our customers, employees, Shareholders, communities and other stakeholders. We strive to maintain the highest environmental, social and governance standards. We believe that by caring for the health and safety of our workers, maintaining the environmental quality of our operations and being part of and actively engaged in the communities in which we operate, we enhance the value for all of our various stakeholders and our social license to operate.

In fiscal 2025, among other things, we:

•
focused on the implementation of our Climate Transition Plan and working towards achievement of our 50% scope 1 GHG emissions reduction target;
•
incorporated key learnings from our third climate change scenario analysis that identified and assessed the potential impacts of climate change-related risks and opportunities on our business;
•
commenced quantification of the biogenic carbon cycle of our products, including direct and indirect land management emissions and removals, and the carbon stored in our products. This project aims to show the full carbon benefit of the circular bioeconomy while identifying continuous improvement practices related to forest management and fiber sourcing; and
•
closely engaged with our stakeholders including governments and First Nations to strengthen our relationships in all areas of our business.

Please see "Item 1. Business - Commitment to Sustainability" of our 2025 Form 10-K for further information.

Develop Top Talent to Drive Sustainability and Execute our Strategy

A key component of our focus on sustainability is developing our talent through effective human capital management. In fiscal 2025, we:

•
achieved an approximately 3.7% reduction in the average (weighted by total working hours) TRIR across our mills and facilities, including through our continued Significant Injury or Fatality Program, which aims to identify and address the potential for significant incidents and their precursors;
•
continued our commitment to health and safety; our Senior Safety Leadership Committee met throughout the year to enhance and implement policies, strategies, expenditures and training for our employees; and
•
conducted succession planning across all our operations and functions with a focus on senior and key roles.

The chart below summarizes our selected key financial and operating results for 2025 compared to 2024.

	Year Ended December 31,
	2025	2024	Change (%)
	(in millions, other than where indicated)
Pulp Segment
Pulp production ('000 ADMTs)	1,834.7	1,843.1	-
Average pulp sales realizations ($/ADMT)(1)
NBSK	$743	$784	(5)
NBHK	$549	$637	(14)
Pulp sales ('000 ADMTs)	1,829.9	1,899.8	(4)
Energy production ('000 MWh)(2)	2,029.1	2,125.3	(5)
Energy sales ('000 MWh)(2)	718.9	797.2	(10)
Pulp segment revenues from external customers	$1,386.7	$1,548.6	(10)
Pulp Segment Operating EBITDA(3)	$15.6	$260.9	(94)

Solid Wood Segment
Lumber production (MMfbm)	472.2	475.6	(1)
Lumber sales (MMfbm)	464.8	470.4	(1)
Energy production and sales ('000 MWh)	137.0	126.3	8
Solid wood segment revenues from external customers	$467.4	$486.0	(4)
Solid wood Segment Operating EBITDA(3)	$(25.2)	$(4.4)	(473)

Statement of Operations Data:
Total revenues	$1,868.1	$2,043.4	(9)
Costs and expenses	$2,265.8	$2,028.4	12
Total operating income (loss)	$(397.7)	$15.0	(2,751)

Operating EBITDA(4)	$(22.0)	$243.7	(109)
Net loss	$(497.9)	$(85.1)	(485)

	December 31,
	2025	2024	Change (%)
Balance Sheet and Other Data:	(in millions, other than ratio)
Cash and cash equivalents	$186.8	$184.9	1
Net debt	$1,418.3	$1,289.1	10
Total equity	$68.1	$429.8	(84)
Net debt to equity ratio	20.8 to 1	3.0 to 1	593
Return on Average Assets(5)	(23.1)%	(3.5)%	(560)
Return on Average Equity(5)	(200.0)%	(16.0)%	(1,150)
Total Recordable Incident Rate	2.63	2.73	(3.7)

	Year Ended December 31,
	2025	2024	Change (%)
Share Price and Dividend Data
Price per Share as of fiscal year end(6)	$1.98	$6.50	(70)
Price per Share – High for year(7)	$8.16	$10.90	(25)
Dividends declared per Share	$0.15	$0.30	(50)

(1)
Sales realizations after customer discounts, rebates and other selling concessions.
(2)
Does not include our 50% joint venture interest in the Cariboo Pulp & Paper Company, which is accounted for using the equity method. In 2024, we disposed of this interest.
(3)
Segment Operating EBITDA is a measure of segment profit or loss presented in our financial statements under GAAP. Refer to the segment information note in our consolidated financial statements included in the 2025 Form 10-K.
(4)
Operating EBITDA is a non-GAAP measure. See "Non-GAAP Financial Measures" for further information.
(5)
Return on Average Assets and Return on Average Equity are calculated by dividing net loss by the average of the total asset and equity balances, respectively, based on the beginning and ending balances of the same period used for net loss.
(6)
Represents the closing market price of our Shares on the NASDAQ Global Select Market on December 31, 2025 and December 31, 2024, respectively.
(7)
Represents the highest closing market price of our Shares on the NASDAQ Global Select Market for the respective years.

Fiscal 2025 Shareholder Returns

In addition to the financial and operating performance, the Committee also assesses Share price performance and total Shareholder returns.

The following graph shows a five-year comparison of cumulative total shareholder return, calculated on an assumed dividend reinvested basis, for our Shares, the S&P SmallCap 600 Index, a group of peer companies, referred to as the "TSR Peer Group", and Standard Industrial Classification Code Index (SIC Code 2611 - pulp mills), referred to as the "SIC Code Index". The graph assumes $100 was invested in each of our Shares, the S&P SmallCap 600 Index, the TSR Peer Group and the SIC Code Index on December 31, 2020. Data points on the graph are annual.

Assumes $100 Invested December 31, 2020

Assumes Dividends Reinvested

Fiscal Year Ending December 31, 2025

	2020	2021	2022	2023	2024	2025
Mercer International Inc.	$100.00	$119.43	$118.68	$100.05	$71.45	$22.49
S&P SmallCap 600 Index	$100.00	$126.82	$106.40	$123.48	$134.22	$142.30
SIC Code Index	$100.00	$107.34	$129.90	$82.51	$91.20	$48.94
TSR Peer Group(1)	$100.00	$98.25	$85.66	$98.85	$92.47	$89.89

(1)
The TSR Peer Group is comprised of Borregaard ASA, Canfor Pulp Products Inc., Empresas CMPC S.A., ENCE Energía y Celulosa S.A., International Paper, Klabin S.A., Metsä Board Oyj, Rayonier Advanced Materials Inc., Rottneros AB, Stora Enso Oyj, Suzano S.A., Svenska Cellulosa Aktiebolaget SCA, UPM-Kymmene Oyj, and West Fraser Timber Co. Ltd. and was disclosed in our 2025 Form 10-K. The TSR Peer Group was determined by our Human Resources Committee as part of its compensation review and based on relevant comparator criteria.

Fiscal 2025 Compensation

Fiscal 2025 Variable or At Risk Compensation. The vast majority of compensation value we deliver to our NEOs and other executives is in the form of compensation that is variable or "at risk" based on our performance. The "at risk" elements of our fiscal 2025 program are our STIP and LTIP.

The graph below shows the balance of the elements that comprised total direct target compensation for our Chief Executive Officer and our other NEOs, as a group, for 2025, including the percentage of variable compensation. The percentage of variable compensation listed below each chart is calculated by dividing (i) the value of variable target compensation by (ii) the amount of total direct target compensation, which includes variable compensation plus fiscal 2025 base salary.

Fiscal 2025 Total Direct Target Compensation

Below is a further breakdown of the fixed and variable compensation components that comprised total direct target compensation for our Chief Executive Officer and Other NEOs for fiscal 2025.

Fiscal 2025 Compensation Decisions. In accordance with our emphasis on pay for performance, fiscal 2025 compensation awarded to our NEOs reflected our operating performance, efforts to manage costs and liquidity and their contribution to the execution of our strategy and achieving stipulated performance measures in relation thereto.

In making decisions on performance-based compensation for fiscal 2025, the Committee considered the operating environment, cost of living changes, and how our NEOs effectively managed our costs, balance sheet and liquidity, ensuring we are well positioned in improving markets.

The Committee also considered (i) our executives' achievement in implementing our strategic initiatives, and meeting personal objectives and targets; and (ii) the requirement to retain and motivate executives which the Committee recognizes as essential to the advancement of our strategy and generating shareholder returns.

Having considered all factors that it deemed relevant, the Committee decided that the results of the compensation program appropriately aligned executive pay with our and Shareholders' performance and it was not necessary to make any discretionary adjustments to the performance metrics of the compensation program. Based on the foregoing review of our performance and our NEOs' individual performance, the Committee awarded the following compensation for fiscal 2025 for each of the components of total compensation.

Base Salaries. The Committee generally reviews and adjusts base salaries annually at its February meeting with any adjustments generally commencing at the start of the following month. The Committee also makes periodic adjustments, as required, in connection with promotions, changes in position or competitive changes in market pay levels.

In February 2026, the Committee adjusted our NEOs' 2025 salaries for a cost of living adjustment as follows:

Name	2026 Base Salary	2025 Base Salary(1)	(%) Increase(2)
Juan Carlos Bueno	$815,512	$815,512	0%
Richard Short	$415,344	$393,342	3.5%(3)
Adolf Koppensteiner	$523,143	$523,143	0%
Carsten Merforth	$458,982	$443,460	3.5%(3)
Wolfram Ridder	$480,147	$480,147	0%

(1)
Reflects base salary in effect at December 31, 2025.
(2)
Cost of living adjustments vary as between our NEOs due to jurisdictional differences. In February 2026, after considering various factors including our financial position and current market conditions, the Committee determined that for our Chief Executive Officer, there would be no cost of living salary adjustment, and for all other executives, such adjustment would not exceed an increase of 1.6%, including merit increases, on an average basis across the NEOs.
(3)
Includes a merit increase of 3.5%.

Short-Term Annual Cash Bonuses. In making its compensation decisions regarding annual bonuses for our NEOs in respect of their fiscal 2025 performance, the Committee reviewed and considered the performance measures of our STIP and our NEOs' individual performances.

For fiscal 2025, the target achievement for each of the STIP target components for each of our NEOs were as follows:

Name	Bonus Target as a Percentage of 2025 Base Salary	Payout of Target for EBITDA Achieved	Payout of Target for Safety Target Achieved	Payout of Target for GHG Emissions Achieved	Payout of Target for Productivity Achieved(1)	Payout of Target for Costs/ Profitability Achieved(2)	Individual Component	Total STIP Achievement (% of Bonus Target Achieved)(3)
							Payout of Target
Juan Carlos Bueno	100%	0%	89%	121%	64%	108%	70%	49%
Richard Short	75%	0%	89%	121%	64%	108%	90%	53%
Adolf Koppensteiner	75%	0%	31%	121%	65%	104%	91%	47%
Carsten Merforth	75%	0%	124%	NA	62%	126%	83%	57%
Wolfram Ridder	65%	0%	89%	121%	64%	108%	105%	56%

(1)
The Payout of Target for Productivity Achieved is calculated based on a weighted average of mill achievement pay-outs which are based on pulp production for our pulp mills, productivity per hour for our sawmills, and dollar value of orders executed and delivered in fiscal 2025 and percentage of project backcharges and percentage of project remakes for our mass timber facilities. The weighting by mill is based on each mill's wood consumption.
(2)
The Payout of Target for Costs Achieved is calculated based on a weighted average of mill achievement pay-outs based on cash production cost/tonne for each of the Stendal, Rosenthal, Celgar and Peace River mills, EBITDA/m3 for the Friesau mill and total EBITDA for the Mercer Mass Timber business. The weighting by mill is based on each mill's wood consumption. In the case of Mr. Koppensteiner, targets are based upon pulp mills only to align with his area of responsibility. In the case of Dr. Merforth, targets are based upon sawmills only to align with his area of responsibility.
(3)
Total STIP Achievement for 2025 is determined based on the following weightings for each component as follows: 40% as to STIP Target EBITDA; 10% as to Safety; 5% as to GHG Emissions (not applicable to Dr. Merforth); 15% as to Productivity; 10% as to Costs/Profitability (and for Dr. Merforth, 15%); and 20% as to the Individual Component.

In February 2026, the Committee determined that, given current market condition and our focus on liquidity, STIP awards to our NEOs and certain other executives have been deferred for cash conservation purposes until the third quarter of 2026, at which time the Committee will review and make further recommendations based on various factors, including financial condition at the time.

Chief Executive Officer Performance. In addition to the overall NEO assessment reviewed above, the Committee evaluated Mr. Bueno's individual achievement based on his 2025 performance objectives and leadership roles and guidance in, among other things:

•
implementing and overseeing a cost reduction program to improve the strength of our balance sheet and liquidity while maintaining discipline on achieving specific targets for capital expenditures and operating costs;
•
leading a company-wide strategic process and implementing the plan to push forward our strategic goals and innovation initiatives, including upgrading our Torgau facility, continuing the growth of our mass timber operations and establishing a use case for lignin;
•
leading our health and safety performance, driving a safety culture throughout our operations and leading by example on health and safety;
•
leading our focus on long-term sustainability while meeting ESG standards and initiating a communication program with affected stakeholders including Shareholders, customers, suppliers, local communities, employees, governmental and regulatory authorities and other stakeholders; and
•
leading our focus on employee engagement.

Based upon the foregoing performance measures of the STIP and the individual performance review of our NEOs, the following table sets out the STIP target calculation for 2025:

Name	Cash Bonus(1)(2)	Percentage of 2025 Base Salary
Juan Carlos Bueno	$402,440	49%
Richard Short	$160,574	40%
Adolf Koppensteiner	$186,365	36%
Carsten Merforth	$190,627	43%
Wolfram Ridder	$175,862	37%

(1)
Awarded in February 2026 in respect of fiscal 2025, but payout deferred for cash conservation purposes until the third quarter of 2026, at which time the Committee will review and make further recommendations based on various factors, including financial condition at the time.
(2)
For awards declared in February 2025 in respect of fiscal 2024, see the Summary Compensation Table on page 70 of this Proxy Statement.

For fiscal 2025, the bonuses paid to our NEOs reflect the Committee's assessment of their achievement of the components of our STIP and their individual performance as discussed above.

Fiscal 2025 PSU Grant

For fiscal 2025, the Committee granted an aggregate 813,834 PSUs (the "2025 PSUs") to our senior managers and executives and 274,220 RSUs to our non-executive employees, including an aggregate of 428,785 2025 PSUs (assuming performance share units are achieved at 100% of target level) or 644,904 2025 PSUs (assuming performance share units are achieved at maximum 200% of target level, and taking into consideration individual award grant limits) to our NEOs which are eligible to vest over a three-year performance period ending on December 31, 2027, based upon the LTIP Performance Criteria.

The following table sets forth the target level and number of 2025 PSUs awarded to our NEOs for fiscal 2025:

Name	Target Level for 2025 PSUs(1)(2)	Target Level as a Percentage of 2025 Base Salary(1)	Maximum 2025 PSUs(1)(2)	Maximum 2025 PSUs as a Percentage of 2025 Base Salary(1)
Juan Carlos Bueno	231,333	200	250,000(3)	400
Richard Short	60,633	100	121,266	200
Adolf Koppensteiner	55,596	75	111,192	150
Carsten Merforth	47,173	75	94,346	150
Wolfram Ridder	34,050	50	68,100	100

(1)
Each 2025 PSU awarded on February 19, 2025 was valued at $6.50, which was the closing market price of the Shares on the date of the award.
(2)
These awards are eligible to vest after December 31, 2027, based upon the LTIP Performance Criteria.
(3)
The maximum estimated future payouts under equity incentive rewards for Mr. Bueno was 388,884 (assuming PSUs vest at 200% of the target). However, under the 2022 Plan, the maximum number of Shares that may be granted to any one participant during any of the Company's fiscal years with respect to one or more awards is 250,000, except grants to a participant in the fiscal year in which his or her service first commences may not exceed 300,000 Shares.

Vesting of Fiscal 2023 PSUs

The three-year performance period for 607,308 PSUs awarded by the Committee for fiscal 2023 (the "2023 PSUs") to our executives, including our NEOs, ended on December 31, 2025.

The performance criteria for the 2023 PSUs was comprised of ROAA and Relative TSR, which are weighted equally. In 2023, the ROAA and TSR were weighted in accordance with the tables set forth above under "Long-Term Incentive Program – (1) ROAA" and "Long-Term Incentive Program – (2) Relative TSR" on page 55.

Based on the performance criteria, no Shares were issued or vested in respect of the 2023 PSUs at the ending of the three-year performance period. The following table sets forth such assessment of achievement against the components of the LTIP Performance Criteria for our executives (including our NEOs):

Component	Target Achieved	Payout of Target
Absolute Return on Average Assets	0%	0%
Total Shareholder Return	0 percentile	0%

The following table sets forth the number of 2022 PSUs vested for each of our NEOs based on the three-year performance period ended December 31, 2024 and the achievement to target on a weighted basis as a percentage of the potential share award within a range of 0% to 200% for each of our NEOs with respect to the 2022 PSUs:

Name	Target Level for 2023 PSUs	Total Number of Vested 2023 PSUs	Achievement to Target on Weighted Basis
Juan Carlos Bueno	124,195	Nil	0%
Richard Short	18,696	Nil	0%
Adolf Koppensteiner	29,876	Nil	0%
Carsten Merforth	25,326	Nil	0%
Wolfram Ridder	18,280	Nil	0%

EXECUTIVE COMPENSATION TABLES

Summary Compensation Table

The following table sets forth information regarding the fiscal 2025, 2024 and 2023 compensation awarded to, earned by, or paid to our NEOs. It is important to note that the Summary Compensation Table and the Grants of Plan-Based Awards Table appearing on page 72 only reflect plan-based awards actually issued in fiscal 2025.

Name and Principal Position	Year(1)	Salary(2) ($)	Bonus ($)	Stock Awards(3) ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non-Qualified Deferred Compensation Earnings(4) ($)	All Other Compensation(5) ($)	Total ($)
Juan Carlos Bueno(6) Chief Executive Officer	2025 2024 2023	815,512 753,354 726,230	402,440 592,383 426,966	1,503,665 1,493,315 1,441,904	- - -	- - -	117,443 96,269 98,927	21,201(7) 16,266 480,923(6)	2,860,261 2,951,587 3,174,950
Richard Short Chief Financial Officer	2025 2024 2023	393,342 351,237 269,706	160,574 212,676 98,503	394,115 364,477 217,061	- -	- -	42,575 26,413 15,726	49,687(8) 44,600 44,119	1,040,293 999,403 645,115
Adolf Koppensteiner Chief Operating Officer, Pulp Products(9)	2025 2024 2023	523,143 483,272 465,873	186,365 286,864 202,985	361,374 359,232 346,860	- ‑ ‑	- ‑ ‑	4,811 (903) 8,733	99,350(7) 94,704 94,251	1,175,043 1,223,169 1,118,702
Carsten Merforth Chief Operating Officer, Wood Products	2025 2024	443,460 409,662	190,627 225,146	306,625 304,520	- -	- -	32,033 24,737	39,040(7) 38,847	1,011,785 1,002,912
Wolfram Ridder Senior Vice President, Innovation & Government Relations	2025 2024	480,147 443,551	175,862 226,704	221,325 219,802	- -	- -	25,655 16,526	55,135(7) 49,878	958,124 956,461

(1)
Year to year changes reflect both increases in compensation and foreign exchange fluctuations. Based upon the exchange rate as at December 31, 2025, the dollar had weakened by approximately 13% in value against the euro and decreased by approximately 5% against the Canadian dollar since December 31, 2024.
(2)
The amount reported in this column for each NEO reflects the dollar amount of base salary paid, including salary increases. Annual salary increases are effective January 1 for Messrs. Bueno, Koppensteiner, Merforth and Ridder and March 1 for Mr. Short.
(3)
Stock awards awarded to NEOs consist primarily of PSUs issued under the 2022 Plan. The amounts shown do not reflect whether the recipient has actually realized or will realize a financial benefit from such awards. The amounts shown represent the aggregate grant date fair values during the indicated fiscal year of the awards granted to our NEOs in 2025 and prior fiscal years as determined in accordance with ASC 718 and based on the assumptions and methodologies set forth in the Notes to the Consolidated Financial Statements in our 2025 Form 10-K for the years ended December 31, 2025, 2024, and 2023, respectively. On February 19, 2025, we granted 2025 PSUs to all our NEOs. The grant date fair values are reported based upon the Share price of $6.50 which was the closing market price on the date of grant, and the probable outcome of the LTIP Performance Criteria for such awards as of the date of grant in accordance with SEC rules. The values of the 2025 PSUs granted in February 2025, assuming maximum vesting of 200% (and not target of 100%) of the performance awards, would have been: (i) Mr. Bueno - $3,007,329; (ii) Mr. Short - $788,229; (iii) Mr. Koppensteiner - $722,748; (iv) Dr. Merforth - $613,249; and (v) Mr. Ridder - $442,650. Details on the awards can be found in the Grants of Plan-Based Awards Table on page 72 of this Proxy Statement.
(4)
The amounts set forth in this column reflect the annual change in the value, including interest, of their respective unfunded accounts, which accounts record those retirement plan contributions in excess of the applicable statutory or contractual limit.
(5)
Included in "All Other Compensation" for the fiscal years ended December 31, 2025, 2024 and 2023 are benefits and perquisites which consist of the following:

Name	Year	Auto ($)	Retirement Plan Contributions ($)	Other ($)
Juan Carlos Bueno	2025 2024 2023	11,044 7,270 38,341	10,157 8,996 8,571	- - 434,011 (housing allowance and special medical)
Richard Short	2025 2024 2023	22,733 10,762 11,854	23,260 23,045 22,814	3,694 (life insurance and special medical) 10,793 (accrued vacation pay, life insurance and special medical) 9,451 (accrued vacation pay, life insurance and special medical)
Adolf Koppensteiner	2025 2024 2023	23,394 22,735 22,727	64,425 60,933 60,491	11,531 (housing allowance) 11,037 (housing allowance) 11,033 (housing allowance)
Carsten Merforth	2025 2024	11,924 13,621	27,116 25,226	- -
Wolfram Ridder	2025 2024	16,318 15,617	38,817 34,261	- -

(6)
Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. Includes a temporary housing allowance of €400,243 in 2023 in connection with Mr. Bueno's appointment as Chief Executive Officer and President.
(7)
In 2025, we contributed $10,157 to Mr. Bueno's retirement plan, $64,425 to Mr. Koppensteiner's retirement plan, $27,116 to Dr. Merforth's retirement plan and $38,817 to Mr. Ridder's retirement plan under our European retirement program, which amount is included in the column "All Other Compensation".
(8)
In 2025, we contributed $23,260 to Mr. Short's retirement plan under our North American retirement program, which amount is included in the column "All Other Compensation".
(9)
The terms of Mr. Koppensteiner's employment agreement entitle him to a housing allowance of €10,200 annually.
(10)
Mr. Short is paid in Canadian dollars and the remaining NEOs are paid in euros. All amounts set forth in this summary compensation table other than stock award amounts have been converted into dollars using the relevant average exchange rate for the year based on the noon buying rates as certified for customs purposes by the Federal Reserve Bank of New York and posted by the Federal Reserve Board of Governors. See page 42 for such exchange rates.

Narrative Disclosure to Summary Compensation Table

Employment Agreements with our Named Executive Officers

We have entered into employment agreements with each of our NEOs. The following summary of certain material terms of such agreements is not complete and is qualified by reference to the full text of each agreement on file with the SEC.

Chief Executive Officer. Mr. Bueno is a party to an employment agreement with us dated March 11, 2022, as amended, which provides for an annual base salary of €645,566 (which amount is reviewed by the Board annually), participation in our bonus program, incentive plans and our retirement program as well as certain other benefits and perquisites. The agreement provided for a one-time initial award of RSUs and PSUs comprised of the following: 50,000 RSUs which fully vest if all vesting conditions were satisfied on May 2, 2023, 96,530 PSUs, which had a performance period that started on May 1, 2022 and ended on December 31, 2023, and 96,530 PSUs, which had a performance period which started on May 1, 2022 and ended on December 31, 2024. The agreement, as amended, continues indefinitely until the end of the month in which Mr. Bueno completes legal retirement age or his employment with us is otherwise terminated. We or Mr. Bueno may terminate his employment immediately for "just cause". Mr. Bueno or we may otherwise terminate his employment by providing three (3) months or six (6) months' notice, respectively.

Chief Financial Officer. Mr. Short is a party to an employment agreement with us dated April 14, 2015, which provided for a current annual base salary of $416,765 (which amount is reviewed by the Board or Committee annually) at the time of his appointment as Chief Financial Officer, participation in our bonus program and long-term incentive plan as well as certain other benefits and perquisites. The agreement provides for the continued employment of Mr. Short for a period of 24 months, with an automatic 12-month renewal if we do not provide written notice of its intention not to renew the agreement at least 12 months before the original term expires. Thereafter, the agreement provided for successive 12-month renewals unless we provide written notice of its intention not to renew 360 days in advance of the expiry of the then term thereof. The agreement provides that Mr. Short may terminate his employment with us at any time for good reason within 30 days after the occurrence of any good reason event (with a 60-day cure period) and we may terminate his employment with cause. Mr. Short may otherwise terminate his employment without good reason by providing 30 days' notice. Mr. Short's agreement contains a provision giving us the ability to deduct and clawback any compensation paid to Mr. Short thereunder that is subject to recovery under law, government regulation or a stock exchange listing requirement.

Chief Operating Officer, Pulp Products. Mr. Koppensteiner is a party to an employment agreement dated January 1, 2016, as amended effective January 1, 2018, which provides for an initial annual base salary of €370,000 (which amount is reviewed by the Board or the Committee annually), an annual bonus depending on the economic result as determined by our Board or the Committee and certain benefits and perquisites including participation in our European retirement program. The agreement may be terminated by us and by Mr. Koppensteiner by either party giving 12 months' notice and, in any event, will terminate at the time Mr. Koppensteiner reaches the age of 65.

Chief Operating Officer, Wood Products. Dr. Merforth is a party to an employment agreement dated February 17, 2017, which provides for an initial base salary of €168,000 (which amount is reviewed by the Board or Committee annually), an annual bonus depending on the economic results of Mercer and/or the individual fulfilment of targets as determined by our Board or the Committee and certain benefits and perquisites including participation in our European retirement program. The agreement may be terminated by us and by Dr. Merforth by either party giving six months' notice and, in any event, will terminate at the end of the month in which Dr. Merforth completes his scheduled retirement age in accordance with German law.

Senior Vice President, Innovation & Government Relations. Mr. Ridder is a party to an employment agreement dated October 2, 2006, which provides for an initial base salary of €247,200 (which amount is reviewed by the Board or the Committee annually) and a yearly bonus of up to 65% of the annual gross salary depending on targets mutually agreed upon by Mr. Ridder and our Chief Executive Officer. Mr. Ridder is also entitled to certain other benefits and perquisites including participation in our European retirement program. The agreement may be terminated by either party at June 30 or December 31 of any year by giving six months’ notice and, in the event of a direct or indirect change in majority ownership of our subsidiary, the notice period increases to twelve months. In any event, the agreement will terminate at the time Mr. Ridder reaches the age of 65.

Grants of Plan-Based Awards Table

The following table sets forth information regarding awards granted during 2025 under our 2022 Plan to our NEOs:

Name	Grant Date	Estimated Future Payouts Under Non-Equity Incentive Plan Awards			Estimated Future Payouts Under Equity Incentive Plan Awards(1)			All Other Stock Awards: Number of Shares of Stock or Units (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($ per Share)	Grant Date Fair Value of Stock and Option Awards(2) ($)
		Threshold ($)	Target ($)	Maximum ($)	Threshold (#)	Target (#)	Maximum (#)
Juan Carlos Bueno	February 19, 2025	-	-	-	115,667	231,333	250,000(3)	-	-	-	1,625,000
Richard Short	February 19, 2025	-	-	-	30,317	60,633	121,266	-	-	-	788,229
Adolf Koppensteiner	February 19, 2025	-	-	-	27,798	55,596	111,192	-	-	-	722,748
Carsten Merforth	February 19, 2025	-	-	-	23,587	47,173	94,346	-	-	-	613,249
Wolfram Ridder	February 19, 2025	-	-	-	17,025	34,050	68,100	-	-	-	442,650

(1)
The "Threshold" amount reported represents vesting of a minimum percentage of the performance award if the minimum acceptable objective is achieved (as determined by the Committee). If threshold performance is not satisfied, an NEO's rights with respect to the award are forfeited. The "Target" amount reported represents the number of Shares issuable if performance objectives are achieved (as determined by the Committee) and the "Maximum" amount reported represents vesting of 200% of the performance award if the maximum objective is achieved (as determined by the Committee), subject to individual limits under the 2022 Plan.

(2)
Stock awards awarded to NEOs in 2025 consist of the 2025 PSUs granted to all our NEOs on February 19, 2025. Pursuant to ASC 718, grant date fair values of the 2025 PSUs granted in February 2025 are based on the Share price of $6.50, which was the closing market price on the date of grant, and assuming vesting of 200% of the performance award if the maximum LTIP Performance Criteria is achieved for such awards as at the date of grant in accordance with SEC rules.
(3)
The maximum estimated future payouts under equity incentive rewards for Mr. Bueno was 462,666 (assuming PSUs vest at 200% of the target). However, under the 2022 Plan, the maximum number of Shares that may be granted to any one participant during any of the Company's fiscal years with respect to one or more awards is 250,000, except grants to a participant in the fiscal year in which his or her service first commences may not exceed 300,000 Shares.

Narrative Disclosure to Grants of Plan-Based Awards Table

All equity awards shown in the table were granted under our 2022 Plan. Annual incentive plan awards reflect the potential threshold, target and maximum incentive awards payable to our NEOs based upon the achievement of the LTIP Performance Criteria. Amounts shown are calculated as a percentage of base salary. Target bonus amounts assume the achievement of the LTIP Performance Criteria, at the target amounts. Maximum bonus amounts assume the achievement of the LTIP Performance Criteria, at the maximum amount of 200%. The actual equity bonus payments received by NEOs are set out in the "Non-Equity Incentive Plan Compensation" column of the Summary Compensation Table.

In fiscal 2025, we granted an aggregate of 813,834 PSUs to our senior managers and executives and 274,220 RSUs to our non-executive employees, including an aggregate of 428,785, PSUs to our NEOs.

Each PSU represents one Share. As a result, the number of 2025 PSUs granted to NEOs was 200% of the "target" level of PSUs, being the maximum number of Shares that our NEOs may earn pursuant to the LTIP.

The number of 2025 PSUs that actually vest and the Shares actually earned will be based on the achievement of the LTIP Performance Criteria established by the Committee over a three-year performance period that commenced on January 1, 2025, and ends on December 31, 2027 (the "2025 PSU Performance Period"). Evaluations of each of the LTIP Performance Criteria for the 2025 PSUs will be assessed by the Committee following receipt of our audited financial statements for the last completed fiscal year of the 2025 PSU Performance Period.

Based on the performance criteria, no Shares were issued or vested in respect of the 2023 PSUs at the ending of the applicable three-year performance period ending on December 31, 2025.

Outstanding Equity Awards at Fiscal Year-End Table

The following table sets forth information regarding outstanding equity awards for our NEOs at December 31, 2025:

Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options Exercisable (#)	Number of Securities Underlying Unexercised Options Unexercisable (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested (#)	Market Value of Shares or Units of Stock That Have Not Vested ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(1) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(2) ($)
Juan Carlos Bueno	‑	‑	‑	‑	‑	‑	‑	425,775	843,035
Richard Short	-	-	-	-	-	-	-	108,091	214,020
Adolf Koppensteiner	‑	‑	‑	‑	‑	‑	‑	102,371	202,695
Carsten Merforth	‑	‑	‑	‑	‑	‑	‑	86,824	171,912
Wolfram Ridder	‑	‑	‑	‑	‑	‑	‑	62,670	124,087

(1)
Reflects the number of PSUs that may be earned upon achievement of target performance of the 2025 PSUs awarded to our NEOs in 2025, the 2024 PSUs awarded to our NEOs in 2024 and the 2023 PSUs awarded to our NEOs in 2023, based on the Committee's assessment of the achievement of the LTIP Performance Criteria respecting the 2023 PSUs in February 2026. As at December 31, 2025, the vesting of such awards was contingent upon the achievement of the LTIP Performance Criteria at the end of a three-year performance period measured from January 1, 2025 and ending on December 31, 2027, in the case of the 2025 PSUs, from January 1, 2024 and ending on December 31, 2026, in the case of the 2024 PSUs, and from January 1, 2023 and ending on December 31, 2025, in the case of the 2023 PSUs. The 2025 PSUs are eligible to vest in 2028, the 2024 PSUs are eligible to vest in 2027 and the 2023 PSUs vested in February 2026.
(2)
Based on the closing Share price of $1.98 per Share on the NASDAQ Global Select Market as at December 31, 2025.

Option Exercises and Stock Vested

The following table discloses the amounts received by our NEOs upon exercise of options or similar instruments or the vesting of stock or similar instruments during 2025.

Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
Juan Carlos Bueno	‑	‑	‑	‑
Richard Short	‑	‑	‑	‑
Adolf Koppensteiner	‑	‑	‑	‑
Carsten Merforth	‑	‑	‑	‑
Wolfram Ridder	‑	‑	‑	‑

Non-Qualified Deferred Compensation

We maintain two separate retirement programs for our North American and European executive officers.

Under the terms of our North American program, we make a contribution to a RRSP account with a financial institution in the name of the executive officer in an amount equal to 12%, which includes a notional matching component of 2%, of a combined total of 100% of gross salary and 50% of cash bonus payments up to the annual maximum RRSP limit (C$32,490 in 2025). Amounts in excess of the annual maximum RRSP limit are credited to an unfunded account and earn interest based on a notional growth rate of 5.07%. While the value of the unfunded account grows on a tax-free basis while retained in the Company, the executive officer will be subject to full taxation on the balance at the time the funds are withdrawn (upon retirement or termination of employment).

Mr. Short participates in our North American program. In 2025, we contributed $23,260 on his behalf under the terms of the program.

Similarly, under the terms of our European program, we make contributions to a German government regulated pension plan in an amount equal to 10% of a combined total of 100% of each participating German executive officer's gross salary and 50% of such executive's cash bonus payments. In addition, to the extent that such statutory pension is limited by an annual cap (€8,983 in 2025), contributions in excess of this amount are remitted to a third party fund up to a contractually set annual limit and held in an account in the executive officer's name. Amounts in excess of the annual maximums are credited to an unfunded account and earn interest based on a notional growth rate of 4.53%. While the value of such account grows on a tax-free basis while retained with the third party fund, the executive officer will be subject to full taxation of the balance at the time the funds are withdrawn (upon retirement or termination of employment).

The NEOs participating in our European program are Messrs. Bueno, Koppensteiner, Merforth and Ridder, on whose behalf, in 2025, we contributed $10,157, $64,425, $27,116 and $38,817, respectively, under the terms of the program.

Non-Qualified Deferred Compensation Table

The following table sets forth information regarding contributions, earnings and account balances described above for our NEOs under our retirement programs.

Name	Executive Contributions in Last Fiscal Year ($)	Registrant Contributions in Last Fiscal Year(1) ($)	Aggregate Earnings in Last Fiscal Year(2) ($)	Aggregate Withdrawals/ Distributions ($)	Aggregate Balance at Last Fiscal Year End ($)(3)
Juan Carlos Bueno	-	102,343	15,098	-	378,268
Richard Short	‑	34,368	4,206	-	105,706
Adolf Koppensteiner	‑	2,876	1,935	-	43,168
Carsten Merforth	‑	28,993	3,040	‑	83,300
Wolfram Ridder	-	21,041	4,614	-	123,198

(1)
Amounts in this column reflect our contributions to each of our NEO's respective retirement plan which is in excess of the amount permitted by applicable tax statute. We also account for these amounts in the Summary Compensation Table on page 70 of this Proxy Statement, under the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column.
(2)
The amount in this column reflects interest accrued based on a notional growth rate of 5.07% for Mr. Short and 4.53% for Messrs. Bueno, Koppensteiner, Merforth and Ridder. We account for these amounts in the Summary Compensation Table on page 70 under the "Change in Pension Value and Non-Qualified Deferred Compensation Earnings" column.
(3)
Of this balance, $249,620, $68,469, $36,708, $49,064 and $93,784 were previously reported as compensation to Mr. Bueno, Mr. Short, Mr. Koppensteiner, Dr. Merforth and Mr. Ridder respectively, in the Non-Qualified Deferred Compensation Table in the prior year's proxy statement. The information in this footnote is provided to clarify the extent to which amounts payable as deferred compensation represent compensation reported in our prior proxy statements rather than additional currently earned compensation.

Potential Payments upon Termination or Change of Control

Termination

We have agreed to provide certain benefits to our NEOs in the event of the termination of their employment with us. The following table shows the estimated severance benefits that would have been payable to our NEOs if their employment was terminated without cause on December 31, 2025.

Name	Cash Severance Benefit ($)	Insurance Continuation ($)	Stock Option and Restricted Stock Units Acceleration(1) ($)	Performance Share Unit Awards Acceleration(1) ($)	Total ($)
Juan Carlos Bueno	2,609,482	-	-	1,088,941	3,698,423
Richard Short	561,884	‑	‑	251,038	812,922
Adolf Koppensteiner	1,035,746	‑	‑	157,591	1,193,337
Carsten Merforth	425,050	‑	‑	151,367	576,417
Wolfram Ridder	435,722	-	-	117,127	552,849

(1)
Based on the closing market price of $1.98 per Share on the NASDAQ Global Select Market on December 31, 2025.

Change of Control

We have agreed to provide certain benefits to our NEOs if their employment is terminated within a specified time after a "change of control" of the Company. The following table shows the estimated change of control benefits that would have been payable to our NEOs if a change of control had occurred on December 31, 2025.

Name	Cash Severance Benefit ($)	Insurance Continuation ($)	Stock Option and Restricted Stock Units Acceleration(1)(2) ($)	Performance Award Acceleration(1)(2) ($)	Total ($)
Juan Carlos Bueno	2,609,482	‑	-	1,088,941	3,698,423
Richard Short	834,085	‑	‑	251,038	1,085,123
Adolf Koppensteiner	1,035,746	‑	‑	261,849	1,297,595
Carsten Merforth	425,050	‑	‑	222,057	647,107
Wolfram Ridder	871,444	-	-	160,281	1,031,725

(1)
For the purposes of the 2022 Plan, these amounts assume a change of control and triggering event have occurred and the vesting of all awards under the plan has been accelerated.
(2)
Based on the closing market price of $1.98 per Share on the NASDAQ Global Select Market on December 31, 2025.

Narrative Discussion on Potential Payments upon Termination or Change of Control

2022 Plan

Under the 2022 Plan, if a triggering event occurs within 12 months following a change of control, then, except as otherwise expressly provided in an award agreement, effective immediately prior to such triggering event: (i) each outstanding option and stock appreciation right shall automatically become fully and immediately vested and exercisable; (ii) each share of restricted stock or restricted stock unit shall become fully and immediately vested and all forfeiture and transfer restrictions thereon will lapse; and (iii) with respect to performance shares or PSUs, all performance goals or other vesting criteria will be deemed achieved at 100% of target levels and all other terms and conditions will be deemed met, and each such outstanding performance share or PSUs achieved at 100% target level shall become immediately payable.

The 2022 Plan has detailed definitions of "change in control" and "triggering event". Generally speaking, under the 2022 Plan, a change in control occurs if: (i) we sell or otherwise dispose of all or substantially all of our assets; (ii) someone acquires 50% or more of our Shares; or (iii) we complete a merger, consolidation or reorganization, following which 50% or more of the voting shares of the continuing or surviving entity and the parent company of such entity are held by persons who were not Shareholders prior to such merger, consolidation or reorganization. Any one of the following events would constitute a triggering event under our 2022 Plan: (i) the termination of the relevant employee without cause; (ii) the occurrence of constructive termination; or (iii) in connection with a change in control, any outstanding awards are not assumed, replaced, converted or otherwise continued by us or a successor entity thereof. Due to the number of factors that affect the nature and amount of any benefits provided upon the happening of such events, any actual amounts paid or distributed may be different. Factors that could affect these amounts include the achievement of performance thresholds and our Share price.

Contractual Obligations

Juan Carlos Bueno

Termination without cause or voluntary termination for good reason. The terms of his employment agreement provide that, if Mr. Bueno is terminated without cause or voluntarily terminates his employment for good reason, he will be entitled to a severance payment equal to two times the sum of: (i) his then annual salary; and (ii) the average of his annual bonus over the three (3) calendar years ending prior to such termination (or if he has not been employed for three (3) calendar years, averaged over the number of calendar years completed prior to termination). This amount is payable in substantially equal installments over a twelve-month period, unless a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control.

The terms of his employment agreement further provide that, if Mr. Bueno is terminated without cause or voluntarily terminates his employment for good reason in contemplation of, at the time of, or within twelve months after a change of control, instead of the amounts and payment terms described above, he will be entitled to a lump sum severance payment equal to two times the sum of: (i) his then annual salary; and (ii) the average of his annual bonus over the three (3) calendar years ending prior to such termination (or if he has not been employed for three (3) calendar years, averaged over the number of calendar years completed prior to termination).

In addition, if Mr. Bueno is terminated without cause or voluntarily terminates his employment for good reason, all Mr. Bueno's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Bueno will also be entitled to any accrued benefits, any unpaid amounts payable under the 2022 Plan with respect to the fiscal year ending on or preceding the date of termination, and, if he elects to relocate back to Colombia, all reasonable expenses with such relocation commensurate with the relocation expenses provided for in respect of his relocation from Colombia.

Mr. Bueno's employment agreement defines a "change of control" as the occurrence of any of certain specified events including: (i) the receipt by us of a Schedule 13D or other statement filed under Section 13(d) of the Securities Exchange Act of 1934, as amended (the "Exchange Act") indicating that any person, directly or indirectly, (a) has become the beneficial owner of more than 50% of the outstanding Shares or (b) has sole and/or shared voting or dispositive power over more than 50% of the outstanding Shares; (ii) a change in the composition of the Board occurring within a two-year period prior to such change as a result of which fewer than a majority of the Board members are incumbent Board members; (iii) the consummation of a merger, amalgamation or consolidation of the Company with or into another entity if more than 50% of the combined voting power of the continuing entity's securities outstanding immediately after such event are owned by persons who were not Shareholders prior to such event; (iv) the sale of all or substantially all of our assets; (v) the commencement by or against us of a bankruptcy proceeding; or (vi) the approval by our Shareholders of a plan of complete liquidation or dissolution. Notwithstanding, a "change of control" in respect of items (i) to (iv) above will not be deemed to occur unless such transaction constitutes a change in ownership of the Company or a change in effective control of the Company.

Termination for cause or voluntary termination without good reason. The terms of his employment agreement provide that, if Mr. Bueno is terminated for cause or voluntarily terminates his employment without good reason, he is not entitled to any additional payments or benefits, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Death or termination for disability. The terms of his employment agreement provide that, in the event of Mr. Bueno's death or if Mr. Bueno is terminated in connection with a disability, he is not entitled to any additional payments or benefits, other than any unpaid base salary and outstanding and accrued vacation pay through the date of termination, any unpaid bonuses accrued with respect to the fiscal year ending on or preceding the date of termination, reimbursement for any expenses incurred through to the date of termination, accrued benefits, and any amounts payable under our incentive plan then in effect, and a prorated bonus, which is payable at the same time as our other senior executives are paid under any cash bonus or long-term incentive plan. In addition, all Mr. Bueno's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable.

Richard Short

Termination without cause or voluntary termination for good reason. The terms of his employment agreement provide that, if Mr. Short is terminated without cause or voluntarily terminates his employment for good reason, he will be entitled to a severance payment equal to one times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and average incentive bonus received during the two years last ending prior to his termination. This amount is payable in substantially equal installments over a twelve-month period, unless a change of control occurs following such termination, in which case the unpaid portion of such severance amount is payable in full in a lump sum cash payment immediately following such change of control.

The terms of his employment agreement further provide that, if Mr. Short is terminated without cause or voluntarily terminates his employment for good reason in contemplation of, at the time of, or within twelve months after a change of control, instead of the amounts and payment terms described above, he will be entitled to a lump sum severance payment equal to one and a half times the sum of: (i) his then annual salary; and (ii) the higher of (a) his current annual bonus and (b) the highest variable pay and average incentive bonus received during the two years last ending prior to his termination.

In addition, if Mr. Short is terminated without cause or voluntarily terminates his employment for good reason, all Mr. Short's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable. Mr. Short will also be entitled to any accrued benefits.

Mr. Short's employment agreement defines a "change of control" as the occurrence of any of certain specified events including: (i) the receipt by us of a Schedule 13D or other statement filed under Section 13(d) of the Exchange Act indicating that any person, directly or indirectly, (a) has become the beneficial owner of more than 50% of the outstanding Shares or (b) has sole and/or shared voting or dispositive power over more than 50% of the outstanding Shares; (ii) a change in the composition of the Board occurring within a two-year period prior to such change as a result of which fewer than a majority of the Board members are incumbent Board members; (iii) the consummation of a merger, amalgamation or consolidation of the Company with or into another entity if more than 50% of the combined voting power of the continuing entity's securities outstanding immediately after such event are owned by persons who were not Shareholders prior to such event; (iv) the sale of all or substantially all of our assets; (v) the commencement by or against us of a bankruptcy proceeding; or (vi) the approval by our Shareholders of a plan of complete liquidation or dissolution. Notwithstanding, a "change of control" in respect of items (i) to (iv) above will not be deemed to occur unless such transaction constitutes a change in ownership of the Company or a change in effective control of the Company.

Termination for cause or voluntary termination without good reason. The terms of his employment agreement provide that, if Mr. Short is terminated for cause or voluntarily terminates his employment without good reason, he is not entitled to any additional payments or benefits, other than accrued benefits (including, but not limited to, any then vested stock options and other equity grants) and a prorated bonus, which is payable immediately upon such termination.

Death or termination for disability. The terms of his employment agreement provide that, in the event of Mr. Short's death or if Mr. Short is terminated in connection with a disability, he is not entitled to any additional payments or benefits, other than accrued benefits, any amounts payable under our incentive plan then in effect, and a prorated bonus, which is payable at the same time as our other senior executives are paid under any cash bonus or long-term incentive plan. In addition, all Mr. Short's unvested rights in any stock options and any other equity awards will vest in full and become immediately exercisable.

Adolf Koppensteiner

The terms of Mr. Koppensteiner's employment agreement provide for a 12 month notice period in case of termination by either party. The agreement does not contain a change of control provision.

Carsten Merforth

The terms of Dr. Merforth's employment agreement provide for a six month notice period in case of termination by either party. The agreement does not contain a change of control provision.

Wolfram Ridder

The terms of Mr. Ridder's employment agreement provide for a six month notice period in case of termination and 12 months in the event of a change of control of Mercer Europe GmbH (formerly, Stendal Pulp Holding GmbH), which is defined as a direct or indirect change in majority ownership of the applicable corporation.

Pay Versus Performance

We are required by SEC rules to disclose the following information regarding compensation paid to our NEOs. The amounts set forth below under the headings "Compensation Actually Paid to CEO" and "Average Compensation Actually Paid for NEOs" have been calculated in a manner consistent with Item 402(v) of Regulation S-K under the Exchange Act ("Regulation S-K"). Footnote (10) below sets forth the adjustments from the Total Compensation for each NEO reported in the Summary Compensation Table above.

The following table sets forth additional compensation information of our Chief Executive Officer ("CEO") and our non-CEO NEOs along with total Shareholder return, net income, and Operating EBITDA performance results for fiscal years 2021, 2022, 2023, 2024 and 2025:

Year	Summary Compensation Table Total for CEO ($)		Compensation Actually Paid to CEO ($)		Average Summary Compensation Table Total for Non-CEO NEOs(2) ($)	Average Compensation Actually Paid to Non-CEO NEOs(2) ($)	Value of Initial Fixed $100 Investment Based On:		Net Income (Loss) ($)	Operating EBITDA (in 000s)(6) ($)
	Juan Carlos Bueno(1)	David Gandossi(1)	Juan Carlos Bueno(1)	David Gandossi(1)			Total Shareholder Return(5) ($)	Peer Group Total Shareholder Return(9) ($)
(a)	(b)		(c)		(d)	(e)	(f)	(g)	(h)	(i)
2025	2,860,261	N/A	509,131	N/A	1,046,311	560,964	18.84	88.89	(497,889)	(22,018)
2024	2,951,587	N/A	1,505,225	N/A	1,045,486	751,319	59.84	86.62	(85,141)	243,722
2023	3,174,950	N/A	2.081,855	N/A	1,063,027	745,149	100.06	107.36	(242,056)	17,462
2022	4,945,342	1,518,538	3,016,641	806,333	1,449,725	1,264,178	103.55	129.84	247,039	536,521
2021	-	3,152,658	-	2,194,616	1,374,929	1,065,747	104.19	132.54	170,988	478,782

(1)
Mr. Gandossi stepped down as Chief Executive Officer and President on May 1, 2022 and retired as a director effective May 31, 2022. Mr. Bueno was appointed as Chief Executive Officer and President on May 1, 2022, and was elected as a director effective May 31, 2022. In connection with Mr. Bueno's appointment, he was provided with a one-time moving cost allowance and was granted: (i) 50,000 RSUs; (ii) 96,530 PSUs that had a performance period ending on December 31, 2023; and (iii) 96,530 PSUs that had a performance period ending on December 31, 2024. Such one-time RSU and PSU grants were made to attract Mr. Bueno as well as allow Mr. Bueno to enter into the same pay for performance cycle as our other NEOs. PSU grants for the CEO in 2023 have returned to previous levels.
(2)
The CEOs and NEOs in the above compensation columns reflect the following:

Year	CEO	NEOs
2025	Juan Carlos Bueno	Richard Short, Adolf Koppensteiner, Carsten Merforth, Wolfram Ridder
2024	Juan Carlos Bueno	Richard Short, Adolf Koppensteiner, Carsten Merforth, Wolfram Ridder
2023	Juan Carlos Bueno	Jimmy S.H. Lee, David Ure (to May 31, 2023), Richard Short (from June 1, 2023), Adolf Koppensteiner, Guy Arguin
2022	David Gandossi (to May 1, 2022) Juan Carlos Bueno (from May 1, 2022)	Jimmy S.H. Lee, David Ure, Adolf Koppensteiner, Guy Arguin
2021	David Gandossi	Jimmy S.H. Lee, David Ure, Adolf Koppensteiner, Wolfram Ridder

(3)
Fair value or change in fair value, as applicable, of equity awards in the "Compensation Actually Paid" columns was determined by reference to (1) for PSU awards (excluding TSR-based PSU awards), closing price on applicable year-end dates or, in the case of vesting dates, the actual vesting price multiplied by the probability of achievement as of each such date, (2) for TSR-based PSU awards, the fair value calculated by a Monte Carlo simulation model as of the applicable year-end date(s) or, in the case of vesting date, the actual vesting price and probability of achievement, and in all cases based on volatility, dividend rates and risk free rates determined as of the revaluation date.
(4)
2025 "Compensation Actually Paid" to the CEO and the average "Compensation Actually Paid" to the NEOs reflect the adjustments set forth in the table below in Note (7) from Total Compensation reported in the Summary Compensation Table.
(5)
For the relevant fiscal year, represents the cumulative total Shareholder return of Mercer International Inc. and the TSR Peer Group as set forth under the Fiscal 2025 Shareholder Returns section of this Proxy Statement. Each year reflects what the cumulative value of $100 would be, including the reinvestment of dividends, adjusted for stock splits and spinoffs, if such amount were invested by the market close on the last trading day before the beginning of the Company’s third preceding fiscal year.
(6)
EBITDA was selected as our Company Selected Measure for evaluating Pay versus Performance because it is a key performance metric in our STIP and LTIP.
(7)
"Compensation Actually Paid" to the CEO and the average "Compensation Actually Paid" to the NEOs reflect the following adjustment from Total Compensation reported in the Summary Compensation Table:

	2025	2025
	CEO ($)	Average of NEOs ($)
Total Reported in 2025 Summary Compensation Table (SCT)	2,860,261	1,046,311
Less, total fair value of stock and option awards reported in SCT	(1,503,665)	(320,860)
Plus, fair value (at end of fiscal year) of awards granted in 2025 fiscal year that are unvested and outstanding	216,596	46,218
Plus (less), change in fair (at end of fiscal year) value of prior year awards that are outstanding and unvested	(567,391)	(118,549)
Plus, fair value (at vesting date) of awards granted and vested in 2025 fiscal year	-	-
Plus (less), change in fair value (at vesting date) of prior year awards that vested in 2025 fiscal year	-	-
Less, fair value (at end of prior fiscal year) of prior year awards that failed to vest in 2025 fiscal year (i.e. forfeited)	496,670	92,158
Less, change in actuarial present value of all defined benefit and actuarial pension plans	-	-
Plus, pension value attributable to current year's service and any change in pension value for prior years' service attributable to plan amendments made in the current year	-	-
Compensation Actually Paid ($)	509,131	560,964

Relationship between Pay and Performance

Below are graphs showing the relationship of "compensation actually paid" to our Chief Executive Officer and other NEOs in fiscal 2021, 2022, 2023, 2024 and 2025 to: (1) our TSR and the TSR of the TSR Peer Group; (2) our Net Income (as defined below); and (3) our Operating EBITDA.

Compensation actually paid, as required under SEC rules, reflects adjusted values to unvested and vested equity awards during the years shown in the table based on year-end stock prices, various accounting valuation assumptions, and projected performance estimates but does not reflect actual amounts paid out for those awards. Compensation actually paid fluctuates due to stock price changes and varying levels of projected and actual achievement of performance goals.

For a discussion of how our Committee designs and assesses the performance and modifications of our NEOs' pay, see "Compensation Discussion and Analysis" in this Proxy Statement and in the proxy statements for 2021, 2022, 2023, 2024 and 2025.

Compensation Actually Paid vs TSR
Compensation Actually Paid ($000)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$140.00
$120.00
$100.00
$80.00
$60.00
$40.00
$20.00
$-
TSR Value of $100 Investment in 2019
2021
2022
2023
2024
2025
CEO
NEOs
MERC TSR
Peer TSR

Compensation Actually Paid vs Net Income
Compensation Actually Paid ($000)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$300.00
$200.00
$100.00
$-
$(100.00)
$(200.00)
$(300.00)
$(400.00)
$(500.00)
$(600.00)
Net Income ($ millions)
2021
2022
2023
2024
2025
CEO
NEOs
Net Income

Compensation Actually Paid vs Operating EBITDA
Compensation Actually Paid ($000)
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$600.00
$500.00
$400.00
$300.00
$200.00
$100.00
$-
$(100.00)
Operating EBITDA ($ millions)
2021
2022
2023
2024
2025
CEO
NEOs
Operating EBITDA

Tabular List

Listed below are the financial and non-financial performance measures which we believe to be our most important measures to link compensation actually paid to our NEOs to Company performance, for fiscal 2025.

Measure	Explanation
Net Income	Net income in accordance with generally accepted accounting principles in the United States ("GAAP").
Operating EBITDA	A non-GAAP financial measure comprised of "net income before income tax provision, interest expense, other income and depreciation and amortization".
Total Recordable Incident Rate (TRIR)	Total recordable incident rate: the rate of recordable workplace injuries per 200,000 working hours.
Return on Average Assets (ROAA)	Return on average assets: the ratio of "net income" in accordance with GAAP to the "average total assets" of the Company in the year.
Revenues	Revenues for the year in accordance with GAAP.
Other

Other non-financial measures include advancement of strategic priorities related to acquisitions, capital expenditures, productivity, carbon emissions reduction, environmental performance, employee and community engagement and equity and diversity initiatives.

Chief Executive Officer Pay Ratio

As required by Section 953(b) of the Dodd-Frank Wall Street Reform and Consumer Protection Act, and Item 402(u) of Regulation S-K, we are providing the following information about the relationship of the annual total compensation of our employees and the annual total compensation of Mr. Bueno, our President and Chief Executive Officer:

For 2025, our last completed fiscal year:

•
the annual total compensation of the employee identified at median of our Company (other than Mr. Bueno), was $62,125;
•
the annual total compensation of Mr. Bueno for purposes of determining the pay ratio was $2,860,261; and
•
the ratio of the annual total compensation of Mr. Bueno, to the median of the annual total compensation of all employees was estimated to be 46 to 1.

This pay ratio is a reasonable estimate calculated in a manner consistent with SEC rules based on our payroll and employment records and the methodology described below.

The SEC rules for identifying the median compensated employee and calculating the pay ratio based on that employee's annual total compensation allow companies to adopt a variety of methodologies, to apply certain exclusions, and to make reasonable estimates and assumptions that reflect their compensation practices. As such, the pay ratio reported by other companies may not be comparable to the pay ratio reported above, as other companies may have different employment and compensation practices and may utilize different methodologies, exclusions, estimates and assumptions in calculating their own pay ratios.

To identify the median employee, we determined that, as of December 31, 2025, our employee population consisted of approximately 3,540 individuals globally. To identify the "median employee" from our employee population, we collected actual base salary, bonus paid, any overtime paid, pension and other benefits paid during the year ended December 31, 2025. In making this determination, we annualized the compensation of all newly hired permanent employees during this period.

INFORMATION REGARDING EQUITY COMPENSATION PLANS

Equity Compensation Plan Information

Since specific grants under the 2022 Plan are discretionary, they may vary from year to year and participant to participant and are not yet determinable. The following table provides certain information as at December 31, 2025 with respect to our equity compensation plans.

Plan Category	Number of Shares to be issued upon exercise of outstanding options, warrants and rights (a)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of Shares remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by Shareholders(1)(2)	—	$—	3,134,194(3)
Equity compensation plans not approved by Shareholders	—	—	—

(1)
The 2022 Plan.
(2)
Excludes 111,732 outstanding restricted stock and 195,715 DSUs, 93,759 of which had vested as of December 31, 2025 and 4,393,692 outstanding PSUs, 1,214,616 of which were eligible to vest as of December 31, 2025 and 274,220 outstanding RSUs, none of which had vested as of December 31, 2025. In February 2026, based upon an assessment of the achievement of the LTIP Performance Criteria, nil Shares were awarded and vested in respect thereof and the balance of underlying Shares therefor is again available under the 2022 Plan. Of the remaining 3,179,076 PSUs, 1,764,074 will vest in 2027 and 1,415,002 will vest in 2028. The actual number of shares issued in respect of unvested PSUs will vary from 0% to 200% of PSUs granted, based upon achievement of performance objectives established for such awards. The 274,220 outstanding RSUs will vest in January 1, 2028.
(3)
Represents the number of Shares remaining available for issuance under the 2022 Plan as of December 31, 2025. As at the date hereof, the amount available is 4,347,404 Shares, not including Shares underlying awards that we expect to grant in 2026 pursuant to the 2022 Plan.

PROPOSAL 2 – ADVISORY VOTE ON EXECUTIVE COMPENSATION

We believe that the compensation policies for our NEOs are designed to attract, motivate and retain talented executive officers and are aligned with the long-term interests of our Shareholders. This advisory Shareholder vote, commonly referred to as a "say-on-pay" vote gives you as a Shareholder the opportunity to approve or not approve the compensation of our NEOs that is disclosed in this Proxy Statement. This advisory Shareholder vote occurs every year and will next occur at our annual meeting of Shareholders to be held in 2027 (the "2027 Annual Meeting"). The non-binding resolution approving our executive compensation was approved by approximately 99.8% of the Shareholders present or represented by proxy at our 2025 annual meeting of Shareholders. This vote is not intended to address any specific item of executive compensation, but rather the overall compensation of our NEOs and the philosophy, policies and practices described in this Proxy Statement. In accordance with Section 14A of the Exchange Act, and as a matter of good corporate governance, we ask that you indicate your support for our executive compensation policies and practices as described in our Compensation Discussion and Analysis, accompanying tables and related narrative contained in this Proxy Statement by voting "FOR" the following resolution:

RESOLVED that the Company's Shareholders approve, on an advisory basis, the compensation of the Company's executives named in the Summary Compensation Table, as disclosed in the Company's 2026 Proxy Statement pursuant to the executive compensation disclosure rules of the Securities and Exchange Commission, which disclosure includes the Compensation Discussion and Analysis, compensation tables, narrative disclosure and other related tables and disclosure.

Since this "say-on-pay" vote is advisory, it will not be binding on the Board or the Human Resources Committee. However, the Board and our Human Resources Committee value the opinions of our Shareholders and will review the voting results and take them into consideration when making future decisions regarding executive compensation. The affirmative vote of the holders of a majority of the Shares represented at the Meeting in person or by proxy entitled to vote on the proposal will be required for approval.

OUR BOARD RECOMMENDS A VOTE "FOR" THIS PROPOSAL.

PROPOSAL 3 – INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Ratification of Independent Registered Public Accounting Firm

The Board requests that Shareholders ratify the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm as a matter of good corporate practice.

We initially appointed PricewaterhouseCoopers LLP as our independent registered public accounting firm effective May 10, 2007 and received Shareholder ratification of such appointment at our annual meeting held in June 2007. The appointment of PricewaterhouseCoopers LLP was approved by the Audit Committee and by the Board.

Representatives of PricewaterhouseCoopers LLP are not expected to be present at the Meeting but have been given an opportunity to make a statement if they so desire and will be available should any matter arise requiring their participation at the Meeting.

The selection of PricewaterhouseCoopers LLP must be ratified by a majority of the votes cast at the Meeting, in person or by Proxy, in favor of such ratification.

OUR BOARD RECOMMENDS A VOTE "FOR" THE RATIFICATION OF PRICEWATERHOUSECOOPERS LLP AS OUR INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM.

In the event PricewaterhouseCoopers LLP are not ratified as our registered public accounting firm at the Meeting, the Audit Committee will consider whether to retain PricewaterhouseCoopers LLP or select another firm. The Audit Committee may select another firm as our registered public accounting firm without the approval of Shareholders, even if Shareholders ratify the selection of PricewaterhouseCoopers LLP at the Meeting.

Fees of Independent Registered Public Accounting Firm

The following table sets forth the fees for services provided by PricewaterhouseCoopers LLP in 2025 and 2024:

	Year Ended December 31,
	2025	2024
Audit Fees(1)	$2,707,906	$3,073,339
Audit-Related Fees(2)	$275,940	$347,937
Tax Fees(3)	$248,118	$304,863
All Other Fees	$13,532	$17,967
Total	$3,245,496	$3,744,106

(1)
Represents fees for services rendered for the integrated audit of our annual financial statements and review of the financial statements included in our quarterly reports on Form 10-Q, including fees relating to an internal control review conducted pursuant to the Sarbanes-Oxley Act of 2002. Includes fees billed for the applicable fiscal year, including those billed during or after such fiscal year.
(2)
Represents fees for due diligence transaction services and services rendered for assurance and services reasonably related to the performance of the audit or review of our financial statements but not reported under "Audit Fees".
(3)
Represents fees for services rendered for tax compliance, tax advice and tax planning.

Policy on Audit Committee Pre-Approval of Audit and Permitted Non-Audit Services

Our Audit Committee is responsible for appointing, setting compensation for and overseeing the work of PricewaterhouseCoopers LLP. The committee has established a policy requiring its pre-approval of all audit and permissible non-audit services provided by PricewaterhouseCoopers LLP. The Audit Committee from time to time will provide a general pre-approval of specific types of services and provide specific guidance as to the specific services which may be eligible for pre-approval and will obtain appropriate cost estimations for each type of service. The Audit Committee also specifically pre-approves all other permitted services. For all pre-approval of services, the Audit Committee considers whether such services are consistent with the rules of the SEC on registered public accounting firm independence. Under the policy, the Audit Committee must pre-approve services prior to the commencement of the specified service. The Audit Committee sometimes delegates to its chair the authority to address any requests for pre-approval of services between Audit Committee meetings and the chair then reports any pre-approved decisions to the Audit Committee at its next scheduled meeting. In 2024 and 2025, all services provided by our independent registered public accounting firm, PricewaterhouseCoopers LLP, had been pre-approved by the Audit Committee.

REPORT OF THE AUDIT COMMITTEE

Our Audit Committee monitors and oversees our financial reporting process on behalf of our Board. Management has primary responsibility for our financial statements and the financial reporting process, including our system of internal controls. Pursuant to its charter, the Audit Committee is responsible for oversight of, among other things:

•
the review of our quarterly and annual financial statements;
•
the review and assessment of the effectiveness of our internal controls over financial reporting and consideration with management and our independent registered public accounting firm on whether any changes to such internal controls are appropriate;
•
the performance of our independent registered public accountants and of our internal audit function;
•
the review of any inquiries related to accounting or financial reporting matters required by the SEC or other agencies;
•
the review and approval of all related party transactions and potential conflict of interest situations;
•
overseeing the relationship with our independent registered public accounting firm, including reviewing auditor independence, the scope of their work and the pre-approval of audit and non-audit services; and
•
aiding in overseeing our risk management policies and strategies, including the review of any cybersecurity and data security risks and mitigation strategies.

The Audit Committee met four times during fiscal 2025. The Audit Committee holds its meetings with a view to ensure that it devotes appropriate attention and time to all of the matters it oversees. The Audit Committee is committed to maintaining an open line of communication among the Board, management and our independent registered public accounting firm, and will regularly arrange to meet with each of them to, among other things, review our quarterly and financial results, our annual audit results, the effectiveness of our internal controls, risk exposures and management and related party transactions.

The Audit Committee has met and held discussions with management and our independent registered public accounting firm, PricewaterhouseCoopers LLP, regarding the fair and complete presentation of our results and the assessment of our internal control over financial reporting. The Audit Committee has discussed significant accounting policies we applied in our financial statements, as well as alternative treatments. Management represented to the Audit Committee that our consolidated financial statements were prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the consolidated financial statements with management and PricewaterhouseCoopers LLP. The Audit Committee discussed with PricewaterhouseCoopers LLP the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board and the SEC.

In addition, the Audit Committee has discussed with PricewaterhouseCoopers LLP the registered public accounting firm's independence from us and our management, including the matters in the written disclosures required by Independence Standards Board Standard No. 1. The Audit Committee also has considered whether PricewaterhouseCoopers LLP's provision of non-audit services to us is compatible with the registered public accounting firm's independence. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from us and our management. The Audit Committee has received the written disclosures and the letter from PricewaterhouseCoopers LLP required by the applicable requirements of the Public Company Accounting Oversight Board regarding PricewaterhouseCoopers LLP's communications with the Audit Committee concerning independence, and has discussed its independence with PricewaterhouseCoopers LLP.

The Audit Committee discussed with PricewaterhouseCoopers LLP the overall scope and plans for their respective audits. The Audit Committee met with PricewaterhouseCoopers LLP, with and without management present, to discuss the results of their examinations, the evaluations of our internal controls, and the overall quality of our financial reporting.

In reliance on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited financial statements be included in the 2025 Form 10-K for filing with the SEC.

The Audit Committee has selected and appointed, and the Board has ratified, PricewaterhouseCoopers LLP as our independent registered public accounting firm.

Submitted by the members of the Audit Committee.

Alan Wallace, Chair

Alice Laberge

James Shepherd

Markwart von Pentz

The report of the Audit Committee does not constitute soliciting material and shall not be deemed to be filed or incorporated by reference into any other Company filing under the Securities Act of 1933, as amended or the Exchange Act, except to the extent that the Company specifically incorporates the report by reference therein.

COMMONLY ASKED QUESTIONS AND ANSWERS

Q:	Why am I receiving these materials?
A:

This Proxy Statement describes the proposals upon which you, as a Shareholder, will vote at the Meeting. It also gives you information on the proposals, as well as other information so that you can make an informed decision.

Q:	Why did I receive a Notice of Internet Availability instead of a full set of proxy materials?
A:

Rules adopted by the SEC allow companies to choose the method for delivering proxy materials to Shareholders. We have elected to mail a notice regarding the availability of proxy materials on the Internet rather than sending a full set of these materials in the mail to our Shareholders (other than those who had previously requested electronic or paper delivery). This notice will be mailed to our Shareholders beginning on or around April 21, 2026, and our proxy materials will be posted on both our corporate website (www.mercerint.com) and the website referenced in the notice (www.proxyvote.com) on the same day. Utilizing this method of delivery expedites receipt of proxy materials by our Shareholders and lowers the cost of the Meeting. If you are a Shareholder and would like to receive a paper or email copy of the proxy materials, you should follow the instructions in the notice for requesting copies.

Q:	What is the Proxy?
A:

If you requested to receive printed proxy materials, these materials include an accompanying Proxy. The Proxy enables you to appoint Juan Carlos Bueno and Richard Short as your representatives at the Meeting. By completing and returning the Proxy, you are authorizing Mr. Bueno and Mr. Short to vote your Shares at the Meeting as you have instructed them on the Proxy. This way your Shares will be voted whether or not you attend the Meeting. Even if you plan to attend the Meeting, it is a good idea to complete and return your Proxy before the date of the Meeting just in case your plans change.

Q:	Who can vote at the Meeting?
A:

Registered Shareholders who own our Shares on the Record Date may attend and vote at the Meeting. Each Share is entitled to one vote. There were 66,982,506 Shares outstanding on the Record Date. If you own your Shares through a brokerage account or in another nominee form, you must provide instructions to the broker or nominee as to how your Shares should be voted. Your broker or nominee will generally provide you with the appropriate forms at the time you receive this Proxy Statement. If you own your Shares through a brokerage account or nominee, you cannot vote in person at the Meeting, (including through the virtual meeting), unless you receive a Proxy from the broker or the nominee.

Q:	What am I voting on?
A:

We are asking you to vote: (i) for the election of our directors for the ensuing year; (ii) for the approval, on a non-binding advisory basis, of the compensation disclosed in this Proxy Statement of our executive officers who are named herein in the Summary Compensation Table; and (iii) for the ratification of the selection of PricewaterhouseCoopers LLP as our independent registered public accounting firm for fiscal year 2026.

OUR BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF PROPOSALS (I) to (III).

Q:	How do I vote?
A:	Registered Shareholders may vote on the Internet, by mail, in person at the Meeting or by phone.

Voting on the Internet. Go to www.investorvote.com/merc (registered Shareholders) or www.proxyvote.com (beneficial holders) or scan the QR code provided in your Proxy with your smartphone.

Follow the instructions to obtain your records and submit an electronic ballot. You should have your Proxy in hand when you access the website.

Voting by Mail. Complete, date, sign and mail the Proxy in the enclosed postage pre-paid envelope (if you received a paper copy of the proxy materials by mail). If you mark your voting instructions on the Proxy, your Shares will be voted as you instruct. Please see the Proxy for voting instructions.

Voting in Person.  If you are a registered Shareholder and attend the Meeting, you may vote in person as instructed at the Meeting. However, if you hold your Shares in street name and you wish to attend and vote your Shares at the Meeting, you will first need to obtain a legal proxy from your broker, bank or other intermediary that is the holder of record of your Shares and bring it with you to the Meeting. Otherwise, you will not be permitted to vote in person at the Meeting.

Virtual Meeting. If you are a registered Shareholder, you may also attend and vote at the Meeting via the Internet. In order to do so, please follow the instructions in the accompanying Proxy and Meeting materials. If you hold your Shares through a broker or other nominee and wish to attend the Meeting you will need to obtain a legal proxy from such broker or other nominee and send it, along with your name and email address to our registrar transfer agent by email at legalproxy@computershare.com or mail at Mercer International Legal Proxy c/o Computershare, Inc., P.O. Box 43001, Providence, RI 02940-3001. Such requests must be labelled "Legal Proxy" and must be received by Computershare no later than 5:00 p.m. (Eastern Time) on May 29, 2026.

Voting by Telephone. Call 1-800-652-VOTE (8683) from any touch-tone telephone and follow the instructions. You should have your Proxy in hand when you call.

If you own your Shares through a brokerage account or in other nominee form, you should follow the instructions you receive from the record holder to see which voting methods are available.

Q:	What does it mean if I receive more than one Proxy?
A:	It means that you hold Shares in multiple accounts. Please complete and return all Proxies to ensure that all your Shares are voted in accordance with your instructions.

Q:	What if I change my mind after returning my Proxy?
A:	If you are a registered Shareholder, you may revoke your Proxy and change your vote at any time before it is voted at the Meeting. You may do this by:

•
sending a signed notice of revocation of proxy to our registrar and transfer agent at the address set out above stating that the Proxy is revoked;
•
submitting another Proxy with a later date over the Internet, by telephone or to our registrar and transfer agent at the address set out above; or
•
voting at the Meeting.

Your Proxy will not be revoked if you attend the Meeting but do not vote.

If you own your Shares through a broker or other nominee and wish to change your vote, you must send those instructions to your broker or nominee.

Q:	Will my Shares be voted if I do not sign and return my Proxy?
A:

If your Shares are registered in your name, they will not be voted unless you submit your Proxy or vote in person at the Meeting. If your Shares are held in street name, your broker/dealer or other nominee will not have the authority to vote your Shares unless you provide instructions. If you do not instruct such broker/dealer or other nominee as to how to vote your Shares, NASDAQ rules allow such nominee to vote your Shares only on routine matters. Proposal 3, the ratification of the selection of our independent registered public accounting firm for fiscal 2026, is the only matter for consideration at the Meeting that NASDAQ rules deem to be routine. For all other proposals, you must submit voting instructions to the nominee that holds your Shares if you want your vote to count.

Q:	Who will count the votes?
A:

Agents of the Company will tabulate the Proxies. Additionally, votes cast by Shareholders voting in person at the Meeting are tabulated by a person who is appointed by our management before the Meeting.

Q:	How many Shares must be present to hold the Meeting?
A:	To hold the Meeting and conduct business, at least one-third of the outstanding Shares entitled to vote at the Meeting must be present at the Meeting. This is called a quorum.

Votes are counted as present at the Meeting if a Shareholder either:

•
is present and votes in person at the Meeting; or
•
has properly submitted a Proxy.

Abstentions and broker non-votes (i.e., Shares held by a broker/dealer or other nominee that are not voted because the broker/dealer or other nominee does not have the authority to vote on a particular matter) will be counted for the purposes of determining the presence of a quorum.

Q:	How many votes are required to elect directors?
A:

The affirmative vote of a majority of the Shares voted at the Meeting is required to elect our directors. However, our Governance Guidelines provide that in uncontested directors' elections any nominee for director who receives more votes "Against" than "For" for his or her election will have his or her term as a director terminate on the earlier to occur of: (i) 90 days after the election results are certified; (ii) the date such director resigns; or (iii) the date the Board fills the position.

Q:	How many votes are required to adopt the other proposals?
A:

The ratification of the appointment of PricewaterhouseCoopers LLP and the non-binding approval of the compensation of our executive officers named herein will require the affirmative vote of a majority of the Shares represented at the Meeting and entitled to vote thereon.

Q:	What is the effect of "abstaining"?
A:

You can abstain from voting for any nominee in the election of directors. Abstentions will be excluded entirely from the vote and will have no effect on the outcome (other than potentially triggering the majority voting requirements set forth in our Governance Guidelines and as described above). On other proposals, you can also "Abstain". If you abstain, your Shares will be counted as present at the Meeting for purposes of that proposal and your abstention will have no effect on the outcome of the proposal.

Q:	How are votes counted?
A:

You may vote "For" or "Against" or "Abstain" on the proposals to elect directors, to ratify the selection of our independent registered public accounting firm and to approve the compensation of our executive officers named herein. If you abstain from voting for any nominee in the election of directors, it will have no effect on the outcome, if you abstain from voting on a proposal, it will have no effect on the outcome of the proposal.

If you sign and return your Proxy without voting instructions, your Shares will be voted in accordance with the Board's recommendations for the proposals described in this Proxy Statement.

Q:	Could other matters be discussed at the Meeting?
A:

We do not know of any other matters to be brought before the Meeting other than those referred to in this Proxy Statement. If other matters are properly presented at the Meeting for consideration, the persons named in the Proxy will have the discretion to vote on those matters on your behalf.

Q:	Where and when will I be able to find the voting results?
A:	You can find the official results of voting at the Meeting in a current report on Form 8-K filed with the SEC within four business days of the Meeting.

Even if you plan to attend our Meeting in person or through the virtual meeting, please cast your vote as soon as possible by:

using the Internet at • www.investorvote.com/merc (for registered Shareholders) • www.proxyvote.com (for beneficial Shareholders)	calling toll-free 1-800-652-VOTE (8683) within the United States, U.S. territories and Canada
scanning the QR code provided in your proxy with your smartphone	mailing your signed proxy or voting instruction form

FUTURE SHAREHOLDER PROPOSALS

Any proposal which a Shareholder wishes to include in the proxy statement and proxy relating to the 2027 Annual Meeting must be received by us on or before December 14, 2026. We reserve the right to reject, rule out of order, or take other appropriate action with respect to any proposal that does not comply with Rule 14a-8 under the Exchange Act and all other applicable requirements.

Shareholders wishing to bring any other item before the 2026 Annual Meeting, other than in accordance with the process of Rule 14a-8 under the Exchange Act, must submit written notice of such proposal to us no earlier than February 1, 2027 and no later than March 3, 2027. If we receive notice of a Shareholder proposal after March 2, 2027, such notice will be considered untimely and our management will have discretionary authority to vote proxies received with respect to such proposal.

In addition, to comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than Mercer nominees for our next annual meeting must provide notice that sets forth the information required by Rule 14a-19 under the Exchange Act.

Please direct any proposal or notice of intention to present a proposal to the care of the Secretary, Mercer International Inc., Suite 1120, 700 West Pender Street, Vancouver, B.C., Canada V6C 1G8.

INTERNET VOTING

The Company is incorporated under Washington law, which specifically permits electronically transmitted proxies, provided that the transmission must either set forth or be submitted with information from which it can reasonably be determined that the transmission was authorized by the Shareholder. The electronic voting procedure provided for the Meeting is designed to authenticate each Shareholder by use of a control number to allow Shareholders to vote their Shares and to confirm that their instructions have been properly recorded.

OTHER MATTERS

The directors know of no matters other than those set out in this Proxy Statement to be brought before the Meeting. If other matters properly come before the Meeting, it is the intention of the Proxy holders to vote the Proxies received for the Meeting in accordance with their judgment.

This Proxy Statement and our 2025 Annual Report are available at www.mercerint.com. Copies of our 2025 Form 10-K, may be obtained from Mercer International Inc. Attention: Shareholder Information, Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada V6C 1G8 (Tel: (604) 684-1099). This Proxy Statement and our 2025 Form 10-K are also available on the SEC's website at www.sec.gov and on our website at www.mercerint.com.

Web links and QR codes throughout this document are provided for convenience only, and the content on the referenced websites does not constitute a part of this Proxy Statement.

By Order of the BOARD OF directors

/s/ William D. McCartney
William D. McCartney
Chairperson

Date: April 13, 2026

PROXY CARD

MERCER VOTE

Your vote matters – here's how to vote!

You may vote online or by phone instead of mailing this card.

Online
Go to **www.investorvote.com/merc** or scan the QR code — login details are located in the shaded bar below.

Phone
Call toll free 1-800-652-VOTE (8683) within the USA, US territories and Canada

Save paper, time and money! Sign up for electronic delivery at www.investorvote.com/merc

Using a black ink pen, mark your votes with an **X** as shown in this example. Please do not write outside the designated areas. X

Annual Meeting Proxy Card

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE.▼

A Proposals — The Board of Directors recommend a vote FOR all the nominees listed and FOR Proposals 2 and 3.

1. Election of Directors:

Nominee	For	Against	Abstain
01 - Juan Carlos Bueno	☐	☐	☐
02 - William D. McCartney	☐	☐	☐
03 - James Shepherd	☐	☐	☐
04 - Linda J. Welty	☐	☐	☐
05 - Rainer Rettig	☐	☐	☐
06 - Alice Laberge	☐	☐	☐
07 - Janine North	☐	☐	☐
08 - Thomas Kevin Corrick	☐	☐	☐
09 - Markwart von Pentz	☐	☐	☐

Proposal	For	Against	Abstain
2. Approval of the advisory (non-binding) resolution to approve executive compensation.	☐	☐	☐
3. Ratification of the selection of PricewaterhouseCoopers LLP as independent registered public accounting firm for fiscal year 2026.	☐	☐	☐

4. In his or her discretion, the proxyholder is authorized to vote upon such other business as may properly come before the meeting.

B Authorized Signatures — This section must be completed for your vote to be counted. — Date and Sign Below

Please sign exactly as name appears on your share certificate(s). When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please give full title as such. If a corporation, please sign in full corporate name by President or other authorized officer. If a partnership, please sign in partnership name by authorized person.

Date (mm/dd/yyyy) — Please print date below.	Signature 1 — Please keep signature within the box.	Signature 2 — Please keep signature within the box.
/ /		

1 U P X

049FMC

2026 Annual Meeting

2026 Annual Meeting of Mercer International Inc. Shareholders

The 2026 Annual Meeting of Shareholders of Mercer International Inc. will be held on Monday, June 1, 2026 at 10:00 A.M. (Vancouver Time), both virtually via the Internet at www.meetnow.global/MP7FK25 and in person at Suite 1120, 700 West Pender Street, Vancouver, British Columbia, Canada.

To access the virtual meeting, you must have the information that is printed in the shaded bar located on the reverse side of this form.

Important notice regarding the Internet availability of proxy materials for the Annual Meeting of Shareholders. You can view the material including the Notice, the Proxy Statement and the 2025 Annual Report on Form 10-K at: www.mercerint.com

Small steps make an impact.

Help the environment by consenting to receive electronic delivery, sign up at www.investorvote.com/merc

▼ IF VOTING BY MAIL, SIGN, DETACH AND RETURN THE BOTTOM PORTION IN THE ENCLOSED ENVELOPE. ▼

Proxy — MERCER INTERNATIONAL INC.

The undersigned hereby appoints Juan Carlos Bueno, or failing him Richard Short, as proxy, with the power of substitution, to represent and vote as designated below all the shares of common stock of Mercer International Inc. that the undersigned is entitled to vote at the Annual Meeting of Shareholders to be held on June 1, 2026, or at any adjournment, postponement or rescheduling thereof.

This proxy when properly signed will be voted in the manner directed herein by the undersigned shareholder. **If no direction is made, this proxy will be voted FOR each of the director nominees listed in Proposal 1, FOR Proposal 2, and FOR Proposal 3. If any other business is presented at the Meeting, this proxy will be voted by the proxies on such matters as determined by the proxies, in their discretion.**

(Items to be voted appear on reverse side)

C Non-Voting Items

Change of Address — Please print new address below.

Comments — Please print your comments below.